                                                              FILE NOS. 33-91174
                                                                        811-9022
   As filed with the Securities and Exchange Commission on January 10, 1997
                                                           ----------------
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                     PRE-EFFECTIVE AMENDMENT NO. _____                 [ ]
                     POST-EFFECTIVE AMENDMENT NO.   7                  [X]
                                                  ----
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                            AMENDMENT NO.   10                         [X]
                                          -----
                        (CHECK APPROPRIATE BOX OR BOXES)
                         WITH RESPECT TO COMMON STOCK:

                            AIG ALL AGES FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    70 PINE STREET, NEW YORK, NEW YORK 10270
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (800) 862-3984
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             CT CORPORATION SYSTEM
                                 1633 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

              WITH RESPECT TO GUARANTEE:                                   WITH RESPECT TO SUPPORT AGREEMENT:

             AIG CAPITAL MANAGEMENT CORP.                                  AMERICAN INTERNATIONAL GROUP, INC.
(EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN CHARTER)            (EXACT NAME OF CO-REGISTRANT AS SPECIFIED IN CHARTER)

     70 PINE STREET, NEW YORK, NEW YORK 10270                           70 PINE STREET, NEW YORK, NEW YORK 10270
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                  (212) 770-7000                                                      (212) 770-7000
(CO-REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)        (CO-REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                ELIZABETH M. TUCK                                               KATHLEEN E. SHANNON, ESQ.
          AIG CAPITAL MANAGEMENT CORP.                                     AMERICAN INTERNATIONAL GROUP, INC.
   70 PINE STREET, NEW YORK, NEW YORK 10270                            70 PINE STREET, NEW YORK, NEW YORK 10270
   (NAME AND ADDRESS OF AGENT FOR SERVICE)                              (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                                     COPIES TO:
              ROBERT W. HELM, ESQ.                                              DAVID HARTMAN, ESQ.
             DECHERT PRICE & RHOADS                                      AMERICAN INTERNATIONAL GROUP, INC.
      1500 K STREET, WASHINGTON, DC 20005                            70 PINE STREET, NEW YORK, NEW YORK 10270

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[X]      immediately upon filing pursuant to               [ ]       on (date) pursuant to
         paragraph (b) of Rule 485.                                  paragraph (b) of Rule 485

[ ]      60 days after filing pursuant to                  [ ]       on (date) pursuant to
         paragraph (a)(1) of Rule 485.                               paragraph (a)(1) of Rule 485.

[ ]      75 days after filing pursuant to                  [ ]       on (date) pursuant to
         paragraph (a)(2) of Rule 485.                               paragraph (a)(2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

REGISTRANT AIG ALL AGES FUNDS, INC. HAS REGISTERED UNDER THE SECURITIES ACT OF 1933 AN INDEFINITE AMOUNT OF SECURITIES PURSUANT TO RULE 24f-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT INTENDS TO FILE THE NOTICE REQUIRED BY RULE 24f-2 WITHIN THE TIME PERIOD REQUIRED BY SUCH RULE.
================================================================================

                                EXPLANATORY NOTE

            This Post-Effective Amendment No. 7 is being filed in order to provide the annual update to the Registration Statement of the Registrant, including the audited financial statements, and the auditor's reports thereon, relating to the AIG Children's World Fund - 2005 series of the Registrant (the "Children's Fund"), the AIG Retiree Fund - 2003 series of the Registrant (the "Retiree Fund") and the First Global Equity Portfolio (the "Equity Portfolio"), a registered open-end management investment company in which the Children's Fund and the Retiree Fund invest.

                  CROSS REFERENCE SHEET REQUIRED BY RULE 495
                       UNDER THE SECURITIES ACT OF 1933


Item No. in Part A of Form
 N-1A                          Location in Prospectus
---------------------------  ---------------------------
  1.  Cover Page                   Cover Page

  2.  Synopsis                     Not applicable

  3.  Condensed Financial          Financial Highlights
      Information

  4.  General Description of       Investment Objectives and
      Registrant                   Management Policies; American
                                   International Group, Inc.

  5.  Management of Fund           Investment Advisory Services

  5a. Managers' Discussion of
      Fund Performance             Not applicable

  6.  Capital Stock and Other      Organization and Capitalization; Dividends
      and Securities               and Distributions; Taxes; Investment
                                   Objectives Management Policies
                                    -- The Manager's
                                   Guarantee

  7.  Purchase of Securities       Cover Page; Purchase of Shares
      Being Offered

  8.  Redemption or Repurchase     Redemption or Repurchase of
                                   Shares

  9.  Pending Legal Proceedings    Not applicable


  Item No. in Part B of            Location in Statement of Additional
   Form N-1A                       Information
---------------------------        ---------------------------
  10. Cover Page                   Cover Page

  11. Table of Contents            Table of Contents

  12. General Information and      General Information
      History

  13. Investment Objectives and    Investment Objectives and
      Policies                     Policies

  14. Management of the            Management and Expenses
      Registrant

  15. Control Persons and          Directors and Officers; Other
      Principal Holders of         Information
      Securities

  16. Investment Advisory and      Management and Expenses;
      Other Services               Other Information

  17. Brokerage Allocation         Portfolio Transactions and
                                   Brokerage

  18. Capital Stock and Other      Other Information -- Capital
      Securities                   Stock

  19. Purchase, Redemption and     Purchase and Redemption of
      Pricing of Securities        Fund Shares; Valuation
      Being Offered

  20. Tax Status                   Taxes

  21. Underwriters                 Distribution Services

  22. Calculation of Performance   Not applicable
      Data

  23. Financial Statements         Financial Information


                                    PART A

  AIG CHILDREN'S WORLD FUND - 2005 PROSPECTUS.

  AIG RETIREE FUND - 2003 PROSPECTUS.

                       AIG CHILDREN'S WORLD FUND -- 2005

                                  A SERIES OF
                           AIG ALL AGES FUNDS, INC.

          505 CARR ROAD . WILMINGTON, DELAWARE 19809 . (800) 862-3984

                               ----------------

  This prospectus describes the AIG Children's World Fund -- 2005 (the "Fund"). The Fund is a diversified series of AIG All Ages Funds, Inc., an open-end management investment company. The Fund has two investment objectives. The first objective is to provide a guaranteed return, on or after November 15, 2005, of the full amount originally invested (including any sales charge paid) by each shareholder who has reinvested all dividends and distributions. The Fund pursues its first objective by investing a portion of its assets in U.S. Treasury zero coupon securities, combined with further assurance from a guarantee (the "Manager's Guarantee") by AIG Capital Management Corp., the Fund's investment adviser (the "Manager"). The Manager's obligations under its guarantee will be backed by its parent, American International Group, Inc. ("AIG").

  The Fund's second objective is to achieve total return on capital through both capital growth (realized and unrealized) and income, by investing the balance of its assets primarily in a globally diversified portfolio of equity securities. There can be no assurance that this second objective of total return on capital will be achieved.

  The Fund is primarily intended for shareholders who seek to invest for the longer term for the benefit of children. Consistent with that goal, the Fund intends to provide shareholders with ongoing reports and educational materials, some of which will be specifically written for children.

                                                          (Continued on Page 2)

                               ----------------

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This prospectus sets forth concisely the information a prospective investor should know about the Fund and the Equity Portfolio before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone number or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

             The date of this prospectus is January 10, 1997.

  Shares of the Fund will be offered to investors only through September 30, 1997 (as such period may be extended or shortened by the Fund, the "Offering Period"). During this limited period the shares will be offered at their net asset value plus the applicable sales charge, if any. The Fund does not expect that its shares will be offered after the end of the Offering Period.

  The Fund is intended for shareholders who are not seeking current income, but rather are looking for an investment vehicle that offers total return potential, plus the return of principal. Return of principal is accomplished through investment in zero coupon Treasury Securities coupled with the additional assurance of the Manager's Guarantee. The Manager's Guarantee operates such that an investor who has reinvested all dividends and distributions (an "Eligible Investor") and who has not redeemed any shares prior to November 15, 2005 (the "Maturity Date") will be able to demand the return of the full amount of his or her original investment in the Fund (including any front-end sales charges paid) on or after the Maturity Date. A shareholder who has reinvested all dividends and distributions and has redeemed some shares prior to the Maturity Date is still an Eligible Investor with respect to the shares not redeemed. Investors who do not reinvest all dividends and distributions will not be Eligible Investors and will not be certain to receive the full benefits of the Manager's Guarantee. However, the Manager's Guarantee operates such that non-Eligible Investors may benefit to some extent from any payment made by the Manager to the Fund pursuant to the Manager's Guarantee. See "Investment Objectives and Management Policies -- The Manager's Guarantee" and "The Manager's Guarantee" in the Statement of Additional Information.

  The Fund seeks to achieve the investment objective of total return on capital by investing a portion of its investable assets in the First Global Equity Portfolio (the "Equity Portfolio"), a diversified open-end management investment company with the same investment objective. Both the Fund and the Equity Portfolio are managed by AIG Capital Management Corp. and investment advice is provided by affiliated companies. By investing in the Equity Portfolio, the Fund differs from those mutual funds that directly acquire and manage their own portfolio of securities. The Fund and the Equity Portfolio constitute a two-tier master-feeder structure. The two-tier structure permits the Equity Portfolio to offer its shares to other investors and thus is intended to reduce certain expenses that would otherwise be payable entirely by the Fund. The Fund will directly acquire and manage its portfolio of zero coupon securities. See "Special Information Concerning the Two-Tier Structure."

  The Fund is an open-end fund, which means that shareholders may elect to receive dividends and distributions in cash and may redeem some or all of their shares at any time. However, under the terms of the Manager's guarantee, shareholders who desire to be certain of receiving the full amount of their original investment from the Fund on or after November 15, 2005 must reinvest all dividends and distributions in additional shares and hold all their shares until November 15, 2005. The Fund is intended for long-term investors and is not appropriate for investors seeking current income or investors who do not intend to reinvest dividends and distributions. Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local income taxes in their individual circumstances. See "Taxes." In addition, the Fund may not be appropriate for investors who expect to redeem all or a portion of their shares prior to November 15, 2005 because there can be no assurance of the amount that will be received upon early redemption. The net asset value of a share of the Fund can be expected to fluctuate substantially owing to changes in prevailing interest rates that will affect the current value of the Fund's holdings of zero coupon securities, as well as changes in the value of the Fund's other holdings. Although the two-tier structure permits the Equity Portfolio to offer its shares to other investors and thus is intended to reduce certain expenses that would otherwise be payable entirely by the Fund, the Fund itself does not expect to offer its shares after the end of the Offering Period and will not benefit from an inflow of new capital investments. In addition, the Fund may experience redemptions and capital losses prior to November 15, 2005 and will pay dividends and distributions in cash to shareholders who so elect. Losses, redemptions and dividends and distributions paid in cash will reduce the Fund's assets and its ability to meet the total return objective. See "Risk Factors -- Zero Coupon Securities."

  The Fund is sold through financial intermediaries by individual account representatives who recommend and sell mutual funds, stocks, bonds and other securities. Account representatives provide a wide array of services to their clients. An important service is assisting clients in their financial planning and in choosing investment products that fit their risk and investment profiles. There can be no assurance that an account representative's recommendations will be suitable or that, if purchased, they will result in the anticipated financial benefits. Their responsibility to their clients is to offer advice based on their knowledge of the products they are recommending and understanding their clients' needs, for which they receive a fee or commission paid by their clients. If you do not fully understand the shares that are offered by this Prospectus, you may wish to consult your account representative.

THE FUND'S AND THE EQUITY PORTFOLIO'S EXPENSES

  The following table lists the costs and expenses that an investor will pay as a shareholder of the Fund, based upon the sales charge that may be incurred at the time of purchase and upon the annual operating expenses of the Fund and the Equity Portfolio, as a percentage of average net assets, for the most recent fiscal year. THE DIRECTORS OF THE FUND BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE EQUITY PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES THAT THE FUND WOULD INCUR IF THE ASSETS OF THE FUND THAT ARE INVESTED IN THE EQUITY PORTFOLIO WERE INSTEAD INVESTED DIRECTLY BY THE FUND IN THE TYPE OF SECURITIES HELD BY THE EQUITY PORTFOLIO.

SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum sales load imposed on purchases (as a percentage
   of offering price).....................................              4.75%
  Maximum sales load imposed on reinvested dividends
   (as a percentage of offering price)....................              None
  Deferred sales load
   (as a percentage of original purchase price or
   redemption proceeds, as applicable):
    Shares acquired under Large Purchase Privilege(2).....              1.00%
    All other shares......................................              None
  Redemption fees (as a percentage of amount redeemed)....              None
  Exchange fee............................................              None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average
 net assets)
  Total management fees (after waiver)....................              0.00%(3)
  12b-1 fees (DURING OFFERING PERIOD ONLY)................              0.50%
  Other expenses (after Manager's expense limitation).....              1.50%(4)
                                                                        ----
  Total Fund Operating Expenses (after Manager's expense
   limitation)............................................              2.00%(5)
                                                                        ====

--------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. Reduced sales charges apply to purchases of $100,000 or more. See "Purchase of Shares."
(2) The redemption within one year of shares purchased at net asset value under the Large Purchase Privilege (available for purchases in amounts of $1 million or more) may be subject to a 1% contingent deferred sales charge. See "Purchase of Shares."

(3) The management fee is 0.20% of that portion of the Fund's assets invested directly in Treasury Securities and 1.20% of that portion of the Fund's assets invested in the Equity Portfolio. For the fiscal year ended November 30, 1996, the Manager, in connection with its agreement to limit expenses of the Fund as described below, waived its entire management fee with respect to both Treasury Securities and the Equity Portfolio. Absent this waiver, total management fees would have been 0.52%. The allocation among Treasury Securities and the Equity Portfolio will fluctuate with changes in market conditions. See "Investment Objectives and Management Policies -- Proposed Operations of the Fund." The Manager estimates that, under normal market conditions, the portion of the Fund's assets invested in Treasury Securities will not be less than 40% or more than 65% during the current fiscal year. Thus the total management fee (absent waivers) is estimated to vary between 0.55% and 0.80% during this period. However, in extreme market conditions, the percentage of Treasury Securities could be less than 40% or more than 65%, with the result that the total management fee (absent waivers) would fall outside the indicated range.

(4) Comprises expenses payable directly by the Fund plus the Fund's pro rata share of expenses incurred by the Equity Portfolio. Other expenses would have been 27.03% of average net assets in the absence of the Manager's agreement to limit expenses of the Fund.

(5) The Manager's assumption of the Fund's expenses is subject to reimbursement by the Fund in subsequent years under certain circumstances, as described below. Total Fund Operating Expenses would have been 28.05% of average net assets in the absence of the Manager's agreement to limit expenses of the Fund.

  "Other expenses" in the above table include, among other things, fees for transfer agent services, custodial fees, directors' and trustees' fees, legal fees and accounting fees, printing costs, registration fees, costs of preparing and distributing reports to shareholders as described under "Periodic and Other Reports and Services" and the fee for shareholder servicing described under "Shareholder Servicing Agreement." The Manager has agreed to limit the Fund's total operating expenses to 2.00% of average daily net assets, subject to reimbursement by the Fund in subsequent years under certain circumstances. The Manager has agreed to maintain this expense limitation until at least March 30, 1998. See "Investment Advisory Services --
 The Manager." RULE 12B-1 FEES WILL BE PAYABLE ONLY DURING THE OFFERING
PERIOD.

  The following example is intended to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

EXAMPLE

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
You would pay the following expenses on a
 $1,000 investment assuming
 (1) 5% annual return and (2) redemption at
 the end of each time period:.................  $67    $107    $150     $269

  The example is intended to assist you in comparing expenses of the Fund with those of other funds over varying investment periods. All funds are required to present this information based on an assumed return of 5%. This makes the comparison of various funds simpler. However, the Fund's actual return will vary and may be greater or less than 5%. Also, if you redeem your shares before November 15, 2005 or if you do not reinvest all dividends and distributions, your proceeds may be less than the amount you originally invested. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

  The table of Financial Highlights below is supplementary information to the financial statements contained in the Statement of Additional Information and sets forth certain information regarding the investment results of the Fund for the period presented. The financial statements and financial highlights for the period ended November 30, 1996 have been audited by Coopers & Lybrand L.L.P., whose unqualified report thereon is contained in the Statement of Additional Information.

AIG ALL AGES FUNDS, INC.

AIG CHILDREN'S WORLD FUND - 2005
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

FOR THE PERIOD FROM DECEMBER 15, 1995* TO NOVEMBER 30, 1996

-------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period............................. $ 9.15
                                                                  ------
Income from investment operations:
  Net investment income..........................................   0.12
  Net realized and unrealized gain on investments................   0.73
                                                                  ------
    Total income from investment operations......................   0.85
                                                                  ------
Net asset value, end of period................................... $10.00
                                                                  ======
TOTAL RETURN.....................................................   9.29%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................................ $3,887
Ratio of expenses to average net assets..........................   2.00%(b)(c)
Ratio of net investment income to average net assets.............   2.52%(b)(c)
Portfolio turnover rate..........................................   0.00%

--------

* Commencement of Operations.

(a) Calculated without deduction of sales charges.

(b) Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 26.05 percentage points (annualized).

(c) Annualized.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

IN GENERAL

  The Fund has two investment objectives. The first is to provide a guaranteed return at any time on or after November 15, 2005 (the "Maturity Date") of the full amount originally invested (including any sales charge paid) by each shareholder who has reinvested all dividends and distributions, which the Fund pursues through investment of a portion of its assets in U.S. Government zero coupon securities, with additional assurance provided by the Manager's Guarantee, backed by its parent AIG. The second objective is to achieve total return on capital through both capital gains (realized and unrealized) and income, by investing the balance of its assets in a globally diversified portfolio of equity securities. The investment objectives of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

  The Fund's investment strategy with respect to zero coupon securities, together with the Manager's Guarantee, ensures that shareholders who reinvest all dividends and distributions will receive the full amount of their original investment when they redeem their shares on or after the Maturity Date. In addition, the Manager believes that the Equity Portfolio's investment strategies should be sufficient to accomplish the Fund's investment objective of total return, but there can be no assurance that this objective will be achieved. The Fund is structured as an open-end investment company and shareholders may redeem their shares at any time and may elect to receive dividends and distributions in cash. However, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date. There can be no assurance that shareholders who elect to receive distributions in cash will receive the full amount of their original investment on or after the Maturity Date. In addition, while the amount sought to be returned on or after the Maturity Date to shareholders may equal or exceed the amount originally invested, the present value of that amount may be substantially less.

  Shareholders also should be aware that a portion of the amount returned on or after the Maturity Date represents accretion of interest on the Fund's zero coupon securities. The annual accretion will be taxable to shareholders as ordinary income each year over the term of the Fund, even for shareholders who reinvest all dividends and distributions. Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local taxes in their individual circumstances. See "Taxes."

  When the zero coupon securities in the Fund's portfolio mature on or about the Maturity Date, the Fund will reinvest the principal amount in short-term, highly liquid obligations of the U.S. Government. The value of these securities is not expected to fluctuate significantly, so shareholders who reinvest all dividends and distributions and who have held all of their shares until the maturity date, and who redeem their shares at any time on or after the Maturity Date should expect to receive the amount of their initial investment (from the liquidation of the Fund's Treasury Securities) plus the value (if any) of their proportionate share of the Fund's interest in the Equity Portfolio. After the Maturity Date, the Board of Directors may, in its sole discretion and without shareholder approval, cause the Fund to redeem all of its outstanding shares at their net asset value and distribute the proceeds to shareholders if the Board determines that continuing the existence of the Fund is not in the best interests of the Fund. Pursuant to the terms of the Manager's Guarantee, shareholders who have reinvested all dividends and distributions will be certain to receive the full amount of their original investment in the event of such redemption.

ZERO COUPON SECURITIES

  A zero coupon security is a debt obligation that entitles the holder to a specified sum at maturity but does not provide for any periodic payments of interest prior thereto. Such a security is therefore issued and traded at a discount from its amount due at maturity (the "face value"). Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities or issued by private corporate issuers. The Fund, however, will invest in zero coupon securities only if they are direct obligations of the United States Treasury ("Treasury Securities"). The discount from face value at which zero coupon securities are purchased varies depending on the time remaining to maturity, prevailing interest rates and the liquidity of the security. Because the discount from face value is known at the time of investment, investors holding zero coupon Treasury Securities until maturity know the total amount of their investment return at the time of investment.

  In contrast to zero coupon securities, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on reinvestments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. For a discussion of risks associated with the sale of zero coupon securities prior to maturity, see "Risk Factors -- Zero Coupon Securities."

FIRST GLOBAL EQUITY PORTFOLIO

  The Fund seeks to achieve its investment objective of total return on capital by investing the portion of its assets not invested in zero coupon Treasury Securities in the Equity Portfolio, which also is managed by the Manager. The investment objective of the Equity Portfolio is to achieve total return on capital through both capital growth (realized and unrealized) and income. This objective is identical to the objective of the Fund with respect to those assets invested in the Equity Portfolio. The Equity Portfolio seeks to achieve its objective by making global investments in securities of issuers from around the world. This investment objective is a fundamental policy and cannot be changed without approval of the owners of beneficial interests in the Equity Portfolio (which include the Fund and other investors in the Equity Portfolio). There can be no assurance that the Equity Portfolio will achieve its investment objective of total return on capital.

  Under normal conditions at least 80% of the Equity Portfolio's assets will be invested in securities of issuers organized in one or more of the following countries: the United States, the United Kingdom, Canada, Australia, Japan, France, Germany, Italy, the Netherlands, Spain, Sweden, Switzerland, Hong Kong, Singapore and

Malaysia. The Manager has selected the securities markets of these 15 countries because they are among the largest in the world. The Equity Portfolio may, however, invest in securities of issuers incorporated or organized in any country. Under normal conditions, the assets of the Equity Portfolio will be invested in securities of issuers organized in at least three countries; no more than 30% of the Equity Portfolio's assets may be invested in securities of issuers organized in any one country, except that for temporary defensive purposes, substantially all of such assets may be invested in securities of issuers organized in the United States. Securities may be included in the Equity Portfolio without regard to minimum capitalization of their issuers. For a discussion of the risks associated with investment in securities of foreign issuers, see "Risk Factors -- Foreign Investment."

  In allocating investments among geographic regions and individual countries, the Manager will normally consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing the investment opportunities; and the outlook for currency relationships.

  The Equity Portfolio may invest in all types of securities (subject to the limitations discussed below and in the Statement of Additional Information), many of which will be denominated in currencies other than the U.S. dollar. The Equity Portfolio will normally invest its assets in equity securities, including common stock, securities convertible into common stock, depositary receipts for these securities, and warrants. (A brief description of these securities is provided in the next paragraph.) The Equity Portfolio will not ordinarily invest in nonconvertible debt securities. The Equity Portfolio, may, however, invest up to 25% of its assets in preferred stock. Dividends may also be considered in selecting securities when the Manager believes that such income will favorably influence the market value of a security in light of the Equity Portfolio's objective of total return. Equity securities in which the Equity Portfolio will invest may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets, although the Equity Portfolio may also invest in securities for which there is no active trading market (subject to the limitations discussed below and in the Statement of Additional Information).

  Common Stock is capital stock of a corporation which denotes ownership and provides the means to control the corporation, but which is inferior to other classes of securities with respect to payment of dividends and distribution of assets upon dissolution of the corporation. Preferred Stock is capital stock usually entitled by a corporation's charter to priority over common stock in payment of dividends and in the distribution of assets upon dissolution of the corporation. A Convertible Security is any security capable of being converted, at the election of the holder, into another security of the same issuer (for example, a bond that is convertible into a specified number of shares of common stock). A Warrant is a security issued by a corporation that gives the warrant holder the right to purchase capital stock or another security of the corporation at a stated price.

  The Equity Portfolio may invest in securities represented by Depositary Receipts, including European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. EDRs are typically issued by foreign banks or trust companies and traded in Europe. GDRs may be issued by a domestic or foreign bank or trust company and may be traded in several markets. For purposes of the Equity Portfolio's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

  The Fund or the Equity Portfolio may make certain negotiated investments with AIG and/or its affiliates, subject to obtaining any necessary regulatory approvals.

  As a matter of fundamental policy, the Equity Portfolio will not engage in transactions intended to hedge foreign exchange risk. See "Risk Factors --
 Foreign Currencies." The Equity Portfolio is also subject to an operating policy which prohibits it from borrowing any amount more than 5% of its total assets. This effectively limits the ability of the Equity Portfolio to "leverage" its assets by borrowing money and investing in additional securities. Additional information about the Equity Portfolio has been included in the Equity Portfolio's registration statement filed with the Securities and Exchange Commission, a copy of which is available upon request and without charge by calling or writing the Fund at the telephone number and address set forth on the cover page of this Prospectus.

PROPOSED OPERATIONS OF THE FUND

  As noted above, the Fund will invest directly in zero coupon Treasury Securities and, through its investment in the Equity Portfolio, in a globally diversified portfolio of equity securities in pursuing its objectives. Shares of the Fund will be offered to investors only through September 30, 1997 (which period may be extended or shortened by the Fund at its discretion). During this Offering Period the shares will be offered at their net asset value plus the applicable sales charge, if any. The Fund does not expect that its shares will be offered after the end of the Offering Period. See "Purchase of Shares." The zero coupon Treasury securities that the Fund acquires with the proceeds of the sale of its shares during the Offering Period will be selected so as to mature at a specific face value on or about the Maturity Date. The Manager will continually review and adjust where necessary the proportion of the Fund's assets that are invested in zero coupon securities so that the value of the zero coupon securities on the Maturity Date (i.e., the aggregate face value of the zero coupon securities held by the Fund) will be at least sufficient to enable investors who reinvest all dividends and hold their entire investment in the Fund until the Maturity Date to receive on or after the Maturity Date the full amount of their original investment, including any sales charge (the "Repayment Objective"). After the Offering Period, the Fund anticipates adjustments in its portfolio of zero coupon securities solely to meet requests for redemption and, if required, to make payments of dividends and distributions. Thus, the minimum face value of the zero coupon securities per Fund share necessary to provide for the Fund's Repayment Objective will be continually determined and maintained.

  The portion of the Fund's assets that will be allocated to the purchase of zero coupon securities will fluctuate during the Offering Period. This is because the market value of the zero coupon securities and the shares of the Equity Portfolio, and therefore the offering price of the Fund's shares, will fluctuate with changes in interest rates and other market value fluctuations. If the offering price of the Fund's shares increases during the Offering Period, the minimum par value of zero coupon securities per Fund share necessary to provide for the Fund's Repayment Objective will increase. The Fund may hold zero coupon securities in an amount in excess of the amount necessary to provide for the Fund's Repayment Objective in the discretion of the Fund's investment manager. During the Offering Period, under normal market conditions, the proportion of the Fund's portfolio invested in zero coupon securities may be expected to range from 40% to 65%; but a greater or lesser percentage is possible.

  During the Offering Period, if the percentage of zero coupon securities in the Fund's portfolio increases, the portion of the Fund's assets invested in the Equity Portfolio will necessarily decrease. This will result in less potential for total return from the Equity Portfolio. In order to help ensure shareholders at least a minimum level of initial investment in the global equity markets, the Fund will cease offering its shares if their continued offering would cause more than 65% of its assets to be allocated to zero coupon securities. After the Offering Period is over, it is not anticipated that any additional assets will be allocated to the purchase of zero coupon securities. However, since the market values of the zero coupon securities and the net asset value of interests in the Equity Portfolio are often affected in different ways by changes in interest rates and other market conditions and will often fluctuate independently, the percentage of the Fund's net asset value represented by zero coupon securities will continue to fluctuate after the end of the Offering Period. Zero coupon securities may be liquidated before the Maturity Date to meet redemptions and pay cash dividends, provided that the minimum amount of zero coupon securities necessary to provide for the Fund's Repayment Objective is maintained.

  When the zero coupon securities in the Fund's portfolio mature on or about the Maturity Date, the Fund will reinvest the principal amount in short-term, highly liquid obligations of the U.S. Government. The value of these securities is not expected to fluctuate significantly, with the result that the full principal amount of Treasury Securities held by the Fund on the Maturity Date should continue to be available to redeeming shareholders after the Maturity Date.

  After the Maturity Date, the Board of Directors of AIG All Ages Funds, Inc. (the "Board") may, in its sole discretion and without shareholder approval, cause the Fund to redeem all of its outstanding shares at their net asset value and distribute the proceeds to shareholders if the Board determines that continuing the existence of the Fund is not in the best interests of the Fund. In such event, the Fund's Treasury Securities will be liquidated and the Fund's interest in the Equity Portfolio shall be sold or otherwise reduced to cash, the liabilities of the Fund will be discharged or otherwise provided for, the Fund's outstanding shares will be mandatorily redeemed at the net asset value per share determined on the date of redemption and, within three business days thereafter, the Fund's net assets will be distributed to shareholders and the Fund shall be thereafter terminated. Termination of the Fund may require disposition of the Fund's interest in the Equity Portfolio at a time when it is otherwise disadvantageous to do so and may involve selling such interest at a substantial loss. The estimated expenses of liquidation and termination of the Fund are not expected to affect materially the net asset value of the Fund. In the event of termination of the Fund as noted above, the redemption of shares effected in connection with such termination would for income tax purposes constitute a sale upon which gain or loss will be realized depending upon whether the net asset value of the shares being redeemed is more or less than the shareholder's adjusted cost basis.

  Subject to shareholder approval, other alternatives may be pursued by the Fund after the Maturity Date. For instance, the Board may consider the possibility of a reorganization between the Fund and another registered open-end management investment company or any other series of AIG All Ages Funds, Inc. The Board has not made any determinations about the continued operation of the Fund after the Maturity Date.

  The Fund is structured as an open-end investment company and shareholders may redeem their shares at any time and may elect to receive dividends and distributions in cash. However, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date. Shareholders who elect to receive dividends in cash are in effect withdrawing a portion of the accreted income on the zero coupon securities that are held to protect their original principal investment at the Maturity Date. These shareholders will receive the same net asset value per share for any Fund shares redeemed at the Maturity Date as shareholders who reinvest dividends, but they will have fewer shares to redeem than shareholders similarly situated who had reinvested all dividends. Thus there can be no assurance that such shareholders will receive the full amount of their original investment on or after the Maturity Date. Investors are encouraged to reinvest dividends and evaluate their need to receive some or all of their investment prior to the Maturity Date before making an investment in the Fund.

THE MANAGER'S GUARANTEE

  In order to ensure the return of the full amount of a shareholder's original investment (including any sales charge paid) on or after the Maturity Date, AIG All Ages Funds, Inc. and the Manager have entered into a Guarantee Agreement with respect to the Fund, dated September 15, 1995. The Manager's obligations under the Manager's Guarantee are backed by its parent, AIG, pursuant to a Support Agreement, dated September 15, 1995. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. See "American International Group, Inc." The Manager is an indirect wholly owned subsidiary of AIG. Under the Support Agreement, AIG has agreed that, if the Manager is unable to make full payment of any amount required under the Manager's Guarantee, AIG will make a capital contribution or a loan to the Manager to the extent of the Manager's inability to pay. The Support Agreement provides that the full amount of such capital contribution or loan will be paid directly to the Fund.

  The Manager's Guarantee operates such that an Eligible Investor will be able to demand the return of the full amount of his or her original investment in the Fund (including any front-end sales charges paid) on or after the Maturity Date. An Eligible Investor who has redeemed some shares prior to the Maturity Date is still an Eligible Investor with respect to the shares not redeemed. In determining the amount to be paid by the Manager to the Fund in the event that the Manager's Guarantee is triggered, a "Reinvestment Ratio" is employed. The Reinvestment Ratio is the number of shares that would be owned on a particular date by a person who acquired one share during the Offering Period and continuously reinvested all dividends and distributions. Due to reinvestment of dividends and distributions, that person would own more than one share at the Maturity Date. Dividends and distributions paid by the Fund during the Offering Period will be taken into account in the calculation of the Reinvestment Ratio such that an Eligible Investor who purchased shares after the date of such dividend or distribution will still be ensured of the full benefits of the Manager's Guarantee. Shares acquired therefrom will not, however, be considered shares acquired during the Offering Period for purposes of determining the amount of an Eligible Investor's original investment. The Manager's Guarantee is triggered when an Eligible Investor tenders shares for redemption after the Maturity Date and the then current net asset value per share multiplied times the Reinvestment Ratio is less than the highest net asset value per share of the Fund attained during the Offering Period plus the maximum front-end sales charge of 4.75%. In such event, the Manager will promptly pay to the Fund an amount sufficient to ensure that the total value of the shares then held by an Eligible Investor who has not redeemed any of his or her shares (including shares received through the reinvestment of dividends and distributions) is equal to the amount of such investor's original investment in the

Fund during the Offering Period plus the maximum front-end sales charge and assuming that such investor bought his or her shares at the highest net asset value attained during the Offering Period.

  Any payment made by the Manager pursuant to the Manager's Guarantee will be to the Fund and will cause the net asset value of all outstanding shares to increase by the same amount. Thus, a shareholder who has not reinvested all dividends and distributions may benefit to some extent from any payment under the Manager's Guarantee. However, a shareholder who has not reinvested will own fewer shares on or after the Maturity Date than a shareholder who invested the same amount during the Offering Period but has reinvested continuously. Moreover, such shareholder will not be entitled to make a demand for payment under the Manager's Guarantee. The benefits of the Manager's Guarantee will not be available with respect to shares redeemed prior to the Maturity Date, nor will they be available after the Maturity Date if no shareholder of the Fund has reinvested all of his or her dividends and distributions or no Eligible Investor has yet tendered shares for redemption. The availability of the Manager's Guarantee will not be affected by the termination or amendment of the Fund's Management Agreement with the Manager.

  In the event of the liquidation or reorganization of the Fund after the Maturity Date, all Eligible Investors will be deemed to have tendered their shares for redemption, and, if the Manager's Guarantee is triggered by such redemption, then the Manager will make any required payment. Any such payment will take into account any known liabilities in connection with the liquidation or reorganization, and, therefore, Eligible Investors will in such event be assured to receive from the Fund at least their original investment (including any front-end sales charges paid).

OTHER INVESTMENT POLICIES

  Except where specifically noted below, the following investment policies of the Fund and the Equity Portfolio are not fundamental and the Board, or the Trustees of the Equity Portfolio, as relevant, may change such policies without the vote of a majority of outstanding voting securities of the Fund or the Equity Portfolio, as relevant. A more detailed description of the Fund's and the Equity Portfolio's investment policies, including a list of those restrictions of the Fund's and the Equity Portfolio's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding securities" of either the Fund or the Equity Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or beneficial interests in the Equity Portfolio, as relevant, or
(2) 67% or more of the shares of the Fund or beneficial interests in the Equity Portfolio present at a meeting of holders, if more than 50% of the outstanding shares of the Fund or the beneficial interests in the Equity Portfolio are represented at the meeting in person or by proxy.

  Borrowing. The Equity Portfolio and the Fund may from time to time borrow money from banks for extraordinary or emergency purposes, but may not invest borrowed funds in additional securities. Such borrowing will not exceed 5% of the total assets of the Equity Portfolio or the Fund, as applicable, and will be made at prevailing interest rates. This policy is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund or the Equity Portfolio, as relevant.

  Repurchase Agreements. The Equity Portfolio may enter into repurchase agreements with commercial banks or broker/dealers under which the Equity Portfolio acquires a U.S. Government security subject to resale at a mutually agreed upon price and time. The resale price reflects an agreed upon interest rate effective for the period the Equity Portfolio holds the instrument that is unrelated to the interest rate on the instrument.

  The Equity Portfolio's repurchase agreements will at all times be fully collateralized by U.S. Government securities, and the Equity Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. Repurchase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liquidating the underlying security, decline in the value of the underlying security and loss of interest.

  The Fund may not enter into repurchase agreements in respect of Treasury Securities allocated to the Repayment Objective. In all other respects, the Fund is subject to the same restrictions on repurchase agreements as the Equity Portfolio. The Fund's and the Equity Portfolio's policies concerning repurchase agreements are fundamental and may not be changed without the vote of a majority of outstanding voting securities of the Fund or the Equity Portfolio, as relevant.

  Illiquid Securities. The Equity Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Equity Portfolio may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Equity Portfolio's Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Equity Portfolio's Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Equity Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

  The Fund may not invest in illiquid securities (except that it may invest in beneficial interests in the Equity Portfolio).

  Short Sales. The Equity Portfolio may sell securities short only "against-the-box." A short sale "against-the-box" is a short sale in which the Equity Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment or further consideration for securities of the same issue as, and equal in amounts to, the securities sold short.

  The Fund may not make short sales of securities. The Fund's and the Equity Portfolio's policies on short sales are fundamental.

  Temporary Investments. When the Manager believes that the market conditions warrant a temporary defensive position, the Equity Portfolio may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Equity Portfolio's investments in commercial paper of U.S. issuers will be limited to (a) obligations rated Prime-1 by Moody's Investors Service ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Standard & Poor's. A description of various commercial paper ratings and debt securities appears in Appendix A to the Statement of Additional Information. The Equity Portfolio's investments in foreign short-term instruments will be limited to those that, in the opinion of the Manager, equate generally to the standards established for U.S. short-term instruments.

RISK FACTORS

  Zero Coupon Securities. Zero coupon securities of the type held by the Fund can be sold prior to their due date in the secondary market at their then prevailing market value which, depending on prevailing levels of interest rates, the time remaining to maturity and liquidity (i.e., relative levels of supply and demand for the particular zero coupon security), may be more or less than the securities' "accreted value"; that is, their value based solely on the amount due at maturity and accretion of interest from the date of purchase. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do non-zero coupon securities having similar maturities and yields. The current net asset value of the Fund attributable to zero coupon securities and other debt instruments generally will increase as prevailing interest rates decrease, and they will decrease as such rates increase. For example, during the Offering Period, an increase in prevailing interest rates of 1/2 of 1 percent could be expected to cause the market value of the Fund's zero coupon securities to decrease by more than 4 percent, and a 1/2 of 1 percent decrease in such rates could be expected to cause the market value of such securities to increase by more than 4 percent. Such fluctuations may be larger or smaller depending on, among other things, the level of current rates and the time remaining to maturity. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other mutual funds that invest in Treasury Securities having similar maturities and yields but that make current distributions of interest.

  As an open-end investment company, the Fund is required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the request. However, because of the price volatility of zero coupon securities prior to maturity, if it is assumed that the value of the Fund's assets invested in the Equity Portfolio remains constant, a shareholder who redeems shares prior to the Maturity Date may realize an amount that is greater than or less than the purchase price of those shares, including any sales charge paid. Even if the market value of the zero coupon securities does not fluctuate substantially, any increase in their value may be more than offset by declines in the value of the Equity Portfolio, so that a shareholder redeeming shares prior to the Maturity Date could receive less than the amount originally invested.

  Each year the Fund will be required to accrue an increasing amount of income on its zero coupon securities utilizing a constant interest rate method which takes into account the compounding of accrued interest. To maintain its tax status as a regulated investment company and also to avoid imposition of excise taxes, however, the Fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its zero coupon securities for which it receives no payments in cash prior to their maturity. Dividends of the Fund's net investment income and distributions of its short-term capital gains will be taxable to shareholders as ordinary income for income tax purposes, whether received in cash or reinvested in additional shares. See "Taxes." However, a shareholder who elects to receive dividends and distributions in cash, instead of reinvesting these amounts in additional shares of the Fund, may realize an amount on or after the Maturity Date that is less than the entire amount originally invested. ACCORDINGLY, THE FUND MAY NOT BE APPROPRIATE FOR INVESTORS WHO WOULD REQUIRE CASH DISTRIBUTIONS FROM THE FUND IN ORDER TO MEET THEIR CURRENT TAX OBLIGATIONS RESULTING FROM THEIR INVESTMENT.

  Two-Tier Structure. The two-tier master-feeder structure pursuant to which the Fund invests in the Equity Portfolio involves certain risks to investors in the Fund that would not arise in a conventional single-tier fund. See "Special Information Concerning the Two-Tier Structure."

  Liquidity. In order to generate sufficient cash to meet distribution requirements and other operational needs and to redeem its shares on request, the Fund may be required to limit reinvestment of capital on the disposition of its interest in the Equity Portfolio and may be required to liquidate some or all of its interest in the Equity Portfolio over time. The Fund may be required to effect these liquidations at a time when it is otherwise disadvantageous to do so. If the Fund realizes capital losses on dispositions of interests in the Equity Portfolio that are not offset by capital gains on the disposition of other interests in the Equity Portfolio, the Fund may be required to liquidate a disproportionate amount of its zero coupon securities or borrow money, in an amount not exceeding 5% of the Fund's total assets, to satisfy the distribution and redemption requirements described above. The liquidation of zero coupon securities and the expenses associated with borrowing money in these circumstances could render the Fund unable to meet its Repayment Objective. Under the terms of the Manager's Guarantee, however, Eligible Investors who hold all of their shares until the Maturity Date will be certain of receiving at least the full amount of their original investment in the Fund.

  Foreign Investment. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and the Equity Portfolio's foreign investments may present more risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of the Equity Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to the Equity Portfolio. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by tax withheld at source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which the Equity Portfolio could lose its entire investment in a certain market), limitations on the removal of moneys or other assets of the Equity Portfolio, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the U.S.

  Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

  The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

  Depositary Receipts. The Equity Portfolio may invest in ADRs, EDRs and GDRs. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs are typically issued by foreign banks or trust companies and traded in Europe. GDRs may be issued by a domestic or foreign bank or trust company and may be traded in several markets. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. Depositary receipts also involve the risks of other investments in foreign securities, as discussed above.

  Foreign Currencies. As a matter of fundamental policy, neither the Fund nor the Equity Portfolio will engage in transactions intended to hedge foreign exchange risk. The Equity Portfolio may, however, enter into forward foreign currency contracts to provide for its obligations at the time of settlement of securities transactions. Investments in foreign securities will usually be denominated in foreign currency, and the Equity Portfolio may temporarily hold funds in foreign currencies. The value of the Equity Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Equity Portfolio may incur costs in connection with conversions between various currencies. The Equity Portfolio's net asset value will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Equity Portfolio to owners of beneficial interests. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local government intervention).

PERIODIC AND OTHER REPORTS AND SERVICES

  The Fund will provide to shareholders semi-annual and annual reports as required by the 1940 Act. In connection with those reports, consistent with the Fund's intention to make sales of Fund shares primarily to investors who seek to invest for the longer term benefit of children, the Fund expects to provide supplemental information appropriate in content and form to the educational and informational needs of parents and children in understanding money, investments, and financial products and services. The Fund also intends on an occasional basis to provide special reports to shareholders on these topics, or to make them aware of services and other materials that are consistent with them. The Fund's intention to provide these supplemental materials and special reports differs from the practices of most investment companies and their sponsors and will involve costs and expenses to the Fund not ordinarily incurred by investment companies. Such costs may include, in addition to printing and mailing, the expenses or fees of consultants and for the development of the specialized materials appropriate to their educational purpose. The Board has carefully considered the Fund's proposed activities and believes that they are in the best interests of shareholders. In addition, the Board will carefully monitor the expenses involved in preparing and distributing these materials.

SPECIAL INFORMATION CONCERNING THE TWO-TIER STRUCTURE

  The Fund is an open-end management investment company which seeks to achieve its investment objectives by investing a portion of its investable assets in the Equity Portfolio, a separate registered investment company that is taxable as a partnership for Federal tax purposes, and investing the remainder of its assets directly in zero coupon Treasury Securities. Both the Fund and the Equity Portfolio are managed by AIG Capital Management Corp. By investing in the Equity Portfolio, the Fund differs from mutual funds that directly acquire and manage their entire portfolio of securities. The Fund has adopted this two-tier structure because the Equity Portfolio, by offering interests to other investors in addition to the Fund, may be able to allocate certain expenses over a larger asset base than the Fund would be able to if it were to invest all its assets directly. For this reason the Board believes that the aggregate per share expenses of the Fund (including its proportionate share of the expenses of the Equity Portfolio) will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund that are invested in the Equity Portfolio were instead invested directly by the Fund in the type of securities held by the Equity Portfolio, although there can be no assurance that this will be the case. See "Investment Objectives and Management Policies -- First Global Equity Portfolio" and " -- Other Investment Policies."

  The investment objectives of the Fund may be changed only with the approval of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The investment objective of the Equity Portfolio may be changed only with the approval of a majority, as defined in the 1940 Act, of the shares of the outstanding beneficial interests of the Equity Portfolio. Due to the two-tier structure of the Fund, the overall investment objectives of the Fund differ from those of the Equity Portfolio. Beneficial interests in the Equity Portfolio are held by the Fund and may be held by other investors, including other open-end investment companies. The Fund has agreed that, if any matter is put to a vote of the holders of the Equity Portfolio's beneficial interests, the Fund will vote its interest in the Equity Portfolio in accordance with instructions received from the holders of the Fund's shares. Shareholders of the Fund will be provided with at least 30 days' written notice of any proposed changes to the investment objectives of the Fund or the Equity Portfolio.

  The members of the Board of Directors of AIG All Ages Funds, Inc. (the "Company") are the same as the Trustees of the Equity Portfolio. Both the Board and the Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest that may arise as a result. For information about the Board and the Trustees, see the Statement of Additional Information.

  In addition to selling a beneficial interest to the Fund, the Equity Portfolio may sell beneficial interests to other mutual funds or institutional investors. Beneficial interests may be offered and sold only in transactions exempt from the registration requirements of the 1933 Act. The Equity Portfolio's Declaration of Trust prohibits it from selling beneficial interests to individuals, S corporations (as defined in the Internal Revenue Code (S) 1361 et seq.), partnerships and grantor trusts. All investors will invest in the Equity Portfolio on the same terms and conditions and will bear a proportionate share of the Equity Portfolio's expenses. However, the other mutual funds that may in the future invest in the Equity Portfolio may sell their own shares with sales charges and expenses different from those of the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Equity Portfolio. Such differences in return are not uncommon and are present in other mutual fund structures. As of the date of this Prospectus (as supplemented), there is only one other registered investment company that invests in the Equity Portfolio, the AIG Retiree Fund -- 2003. In the future, information concerning the AIG Retiree Fund -- 2003 and other funds sold by your broker that invest in the Equity Portfolio may be obtained from your broker, or by calling the Fund's principal underwriter, AIG Equity Sales Corp. (the "Distributor") at
(800) 862-3984.

  The Fund is a series of AIG All Ages Funds, Inc. The Company may withdraw the investment of the Fund from the Equity Portfolio at any time if the Board determines that it is in the best interest of the Fund to do so and a majority, as defined in the 1940 Act, of the shares of the Fund approve such action. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity with investment objectives and restrictions consistent with the Fund's objectives and restrictions or the retaining of a new investment adviser to manage the Fund's assets in accordance with the investment policies described herein.

  Certain changes in the Equity Portfolio's investment objectives, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Equity Portfolio's investment objectives or restrictions, may require withdrawal of the Fund's interest in the Equity Portfolio. Any such withdrawal could result in a distribution of the Equity Portfolio's securities to the Fund in kind (as opposed to a cash distribution). In this case, the securities received by the Fund may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests such as borrowing.

  Smaller funds investing in the Equity Portfolio may be materially affected by the actions of larger funds investing in the Equity Portfolio. For example, if a large fund withdraws from the Equity Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Additionally, because the Equity Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may redeem their shares). Also, funds with a greater pro rata ownership in the Equity Portfolio could have effective voting control of the operations of the Equity Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Equity Portfolio (other than a vote by the Fund to continue the operation of the Equity Portfolio upon the withdrawal of another investor in the Equity Portfolio), the Company will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Company will vote the shares held by the Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

INVESTMENT ADVISORY SERVICES

THE MANAGER

  The Manager, an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. At September 30, 1996, members of the Manager's Investment Committee and their teams of investment professionals supervised the management of assets in excess of $68 billion, of which approximately $10 billion represented third party funds. See " -- The Investment Process" and " -- The Subadvisor" below.

  The Manager also manages the AIG Retiree Fund -- 2003, another series of the Company, and the AIG Money Market Fund, a separate money market investment portfolio of a registered investment company. The principal business address of the Manager is 70 Pine Street, New York, New York 10270.

  The Manager serves as the Fund's and the Equity Portfolio's investment adviser, is responsible for the management of the assets of the Fund and the Equity Portfolio and continually reviews and supervises the Fund's and the Equity Portfolio's investment program, subject to the supervision of, and policies established by, the Board and the Trustees of the Equity Portfolio. The Manager is assisted in the performance of these services by an affiliated Subadvisor. See " -- The Subadvisor" below. The Manager is entitled to a fee, which is calculated daily and paid monthly, at annual rate of 0.20% of the average daily net assets of the Fund (other than its interest in the Equity Portfolio) and 1.20% of the average daily net assets of the Equity Portfolio. The Fund and the Equity Portfolio will be responsible for all expenses other than those assumed by the Manager including those for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody, shareholder relations and insurance costs.

  The Manager has agreed that, in the event that the total expenses of the Fund, including the Fund's proportional share of the expenses of the Equity Portfolio, but excluding interest, taxes, brokerage commissions and extraordinary expenses, should exceed 2.00% of the average daily net assets of the Fund, the Manager will limit the Fund's expenses to the extent of any such excess, subject to reimbursement by the Fund as described below. The total amount of any excess so limited by the Manager is referred to as the "Refunded Amount." The Manager has agreed to maintain this expense limitation until at least March 30, 1998. The Manager has no obligation to waive its fee or reimburse any expenses of the Fund thereafter. The Fund and the Manager have also agreed that, for the thirty-six months following the end of the Offering Period, if the Fund's total expenses (calculated as described above) are less than 2.00% per annum of average daily net assets of the Fund during such year, the Fund will pay to the Manager an expense reimbursement fee, relating to any expenses waived or reimbursed by the Manager during the Offering Period, computed and paid monthly, such that after such reimbursement the aggregate expenses of the Fund will not exceed 2.00% per annum. The total amount of such expense reimbursement fees will not exceed the Refunded Amount plus the Manager's related financing costs. The Board of Directors of the Fund has agreed that any related financing costs would be calculated at an interest rate of prime rate plus 1%.

THE INVESTMENT PROCESS

  The Manager has established a committee (the "Investment Committee") that is responsible for the asset allocation of the Fund and the Equity Portfolio and carrying out their respective investment policies. The members of the Investment Committee are officers of the Manager, affiliated investment advisors (see " -- The Subadvisor" below) or regional affiliates of the Manager to whom the Manager or Subadvisor have access under service arrangements. The members of the Investment Committee meet monthly, and meet in person quarterly, to determine collectively the allocation of the assets of the Fund between zero coupon securities and the Equity Portfolio, as well as the allocation of the assets of the Equity Portfolio on a regional basis. Members of the Investment Committee, assisted by a team of investment professionals, are primarily responsible for the Equity Portfolio's country and stock selection within their respective global region. Currently the members of the Investment Committee are:

  IAN P. BUTTER. Mr. Butter has been a Director of AIG Global Investment Corp. (Europe) Ltd ("AIG Global Europe") in London since January 1992, where he has also served in a trading capacity since 1988. In January 1996, Mr. Butter transferred to AIG Global Europe's Japanese affiliate where he currently serves as Chief Investment Officer of AIG Global Investment Corp. (Japan).

  IAN M. COULMAN. Mr. Coulman is Director of Global and Emerging Market Fixed Income of AIG Global Europe. Prior to joining AIG Global Europe in 1991, he was a multicurrency fixed income portfolio manager at Lombard Odier Investment Management in London.

  PATRICK DEMPSEY. Mr. Dempsey is Managing Director, Fixed Income, of AIG Global Europe in London. He has been a Director of AIG Global Europe since he joined it at its inception in 1988 as a founding Director.

  ARTHUR DJANG. Mr. Djang is Vice President, Global Risk Management of AIG Global Investment Corp. ("AIG Global"), which he joined in 1996. Prior to joining AIG Global, he was Vice President and head of the Portfolio Advisory Group at J.P. Morgan Securities, Inc. in New York.

  JIM GIBBONS. Mr. Gibbons is Managing Director and Fixed Income Portfolio Supervisor of AIG Global, which he joined in 1987, and is also a Director of AIG Global Europe. Prior to joining AIG Global, he worked in the Corporate Treasury Department at Unilever Corp.

  BRIAN MCCARTHY. Mr. McCarthy is Vice President, International Fixed Income of AIG Global, which he joined in March 1994. Prior to joining AIG Global, he was Vice President, International Fixed Income Research of Alliance Capital.

  ROBERT B. MEYER. Mr. Meyer is Managing Director and U.S. Equity Portfolio Manager of AIG Global, which he joined in 1979. Prior to joining AIG Global, he was a security analyst for Royal Insurance Company in New York.

  WIN J. NEUGER. Mr. Neuger, who acts as Chairman of the Investment Committee, is Chief Investment Officer of AIG, which he joined in February 1995, and Chief Investment Officer of the Manager, which he joined in August 1995. Mr. Neuger has been a Director, Chairman of the Board and President of AIG Global since

March 1995 and has served as a Director of AIG Global Europe since April 1995. Prior to joining these companies, Mr. Neuger was with Bankers Trust, where he was a Senior Vice President and, since October 1991, a Managing Director in the investment management area.

  YUKIHIRO NISHIMIYA. Mr. Nishimiya has been a portfolio manager for AIG Global since July 1996. From October 1990 until July 1996, he was a portfolio manager for AIG Global Investment Corp. (Japan).

  PETER SOO. Mr. Soo is Regional Director, Fund Management, of AIG Global Investment Corp. (Asia), Limited, which does business in Asia as AIG Investment Corporation (Asia), Limited, and which he joined in 1989.


  A member of the Investment Committee will be responsible for the day-to-day implementation of the Investment Committee's strategy. The minimum percentage of the Fund's assets that must be allocated to zero coupon securities in order to provide for the Repayment Objective can be mathematically determined on any given day from the yield on the zero coupon Treasury Securities and the amount then entitled to the benefit of the Repayment Objective. When shares are purchased, any adjustment to the portion of the proceeds to be allocated to zero coupon Treasury Securities required by variations in bond yield between Investment Committee meetings will be determined under guidelines set down by the Investment Committee. The balance of the purchase price will be invested in the Equity Portfolio. After the Offering Period, the Fund anticipates adjustments in its holding of Treasury Securities solely to meet requests for redemption and, if required, to make payments of dividends and distributions. See "Proposed Operations of the Fund."

  When shares are redeemed, the Manager will ordinarily redeem the proportional interest of those shares in the Fund's zero coupon Treasury Securities and in the Equity Portfolio, determined on the basis of current net asset value. The Manager may elect to take a greater proportion of a redemption from the Equity Portfolio if it deems it more prudent to do so. Should a shareholder elect to have dividends paid by the Fund in cash rather than reinvested in additional shares of the Fund, the amount required to be paid will be taken from the Fund's Treasury Securities and the Equity Portfolio in the same proportion that the dividend income was generated, provided that the amount of Treasury Securities to be sold for this purpose will be reduced (and the interest in the Equity Portfolio to be redeemed correspondingly increased) to the extent necessary to protect the Repayment Objective for those shareholders who reinvest all dividends and distributions. Pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving at least the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

  Generally, the regional allocations within the Equity Portfolio will be managed between the regular meetings in accordance with the policy established at the most recent meeting; however, in exceptional circumstances, such as subsequent market developments of a material nature, an ad hoc meeting will be called to review policy.

THE SUBADVISOR

  The Manager has entered into subadvisory agreements with AIG Global, which is a wholly owned subsidiary of AIG and registered under the Advisers Act. Pursuant to its subadvisory agreements, AIG Global provides investment advisory services to the Manager in respect of the management of the Fund's Treasury Securities and in respect of the management of the assets of the Equity Portfolio and officers of AIG Global provide representation on the Investment Committee (see "The Investment Process"). Under the subadvisory agreements with AIG Global, the Manager pays AIG Global a fee which is calculated daily and paid monthly at an annual rate of 0.0825% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.15% of the average daily net assets of the Equity Portfolio. These fees are all paid from the management fee paid to the Manager. The principal office of AIG Global is 70 Pine Street, New York, New York 10270.

  PORTFOLIO TRANSACTIONS. The agreements of the Fund and the Equity Portfolio with the Manager recognize that in the purchase and sale of portfolio securities, the Manager and the Subadvisors will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or the Subadvisor. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected solely on the basis of the most favorable brokerage commission rates, and research and analysis received may be useful to the Manager and the Subadvisor in connection with their services to other clients as well as the Fund and the Equity Portfolio. In over-the-counter markets, orders are placed with primary market-makers unless a more favorable execution price is believed to be obtainable.

  Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board and the Trustees of the Equity Portfolio may determine, the Manager and the Subadvisor may consider sales of shares of other mutual funds managed by the Manager as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund or the Equity Portfolio.

  PORTFOLIO TURNOVER. A change in securities held by the Fund or the Equity Portfolio is known as "portfolio turnover," which may result in the payment by the Fund or the Equity Portfolio of dealer spreads or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of both the Fund and the Equity Portfolio to hold securities for investment, changes will be made from time to time when the Manager or the Subadvisor believes such changes will strengthen the investments of the Fund or the Equity Portfolio. After the Offering Period, the Manager does not expect any portfolio turnover in the Fund's zero coupon Treasury Securities except for turnover related to redemptions or the non-reinvestment of dividends. The portfolio turnover of the Equity Portfolio is not expected to exceed 100% per annum.

  VALUATION. The net asset value of the shares of the Fund is determined each day, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. New York City Time) on each day that the NYSE is open. During the Offering Period, zero coupon Treasury Securities will be valued at the average of the last reported bid and ask prices; thereafter, in order to ensure that an adequate amount of Treasury Securities is maintained to achieve the Repayment Objective when shares of the Fund are redeemed, zero coupon Treasury Securities will be valued at the last reported bid. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market in which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board and by the Trustees of the Equity Portfolio. Short-term holdings maturing in 60 days or less are generally valued at amortized costs if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Board or the Trustees of the Equity Portfolio determines that this amortized cost value does not represent fair market value.

AMERICAN INTERNATIONAL GROUP, INC.

  American International Group, Inc. ("AIG") is a Delaware corporation which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. AIG's general insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance; one or more of these companies is licensed to write substantially all of these lines in all states of the United States and in more than 100 foreign countries. AIG's life insurance subsidiaries offer a wide range of traditional insurance and financial and investment products; one or more of these subsidiaries is licensed to write life insurance in all states in the United States and in over 70 foreign countries. At September 30, 1996, AIG and its consolidated subsidiaries had total assets of approximately $144.6 billion and capital funds of approximately $21.1 billion; consolidated net income for the nine months then ended was $2.1 billion. Consolidated net income for the year ended December 31, 1995 was $2.51 billion. The Statement of Additional Information incorporates by reference AIG's financial statements and certain other information about AIG. At December 31, 1995, AIG and its consolidated subsidiaries had more than 34,500 employees. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270 and its telephone number is (212) 770-7000.

DIVIDENDS AND DISTRIBUTIONS

  Dividends consisting of substantially all of the Fund's net investment income, if any, are declared and paid annually. The Fund may also declare an additional dividend of net investment income and net realized capital gains in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund. Distributions consisting of substantially all the realized net capital gains for the Fund are declared and paid on an annual basis, except that an additional capital gain distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Declared dividends and distributions are payable to the shareholder of record on the record date.

  Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check or are wire transferred in accordance with the shareholder's instructions. Pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving at least the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

TAXES

  The following is a summary of some of the tax considerations relating to the Fund. This discussion is general in nature and should not be regarded as an exhaustive presentation. Additional tax information is included in the Statement of Additional Information, which shareholders may request.

  The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For each year it so qualifies, the Fund will not be subject to federal income taxes on its net investment income and realized net capital gains, if any, which it distributes to its shareholders, provided that at least 90% of the sum of its net investment income and net short-term capital gains are distributed to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether received in cash or reinvested in additional shares.

  The zero coupon securities will be treated as bonds that were issued to the Fund at an original issue discount. Original issue discount is treated as interest for federal income tax purposes and the amount of original issue discount generally will be the difference between the bond's purchase price and its stated redemption price at maturity. The Fund will be required to include in gross income for each taxable year the daily portions of original issue discount attributable to the zero coupon securities held by the Fund as such original issue discount accrues. Dividends derived from such original issue discount that accrues for such year will be taxable to shareholders as ordinary income. In general, original issue discount accrues daily under a constant interest rate method which takes into account the compounding of accrued interest. In the case of zero coupon securities, this method will generally result in an increasing amount of income to the Fund each year.

  Distributions by a regulated investment company from net capital gains, i.e., the excess of net long-term capital gains over any net short-term capital losses, designated by the Fund as capital gains dividends are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders.

  Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a capital gain dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent of the capital gain dividend received. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

  The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, not distributed to shareholders in accordance with a calendar year distribution requirement. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

  Portions of the Fund's investment income may be subject to foreign income taxes withheld at source. The Fund does not expect to qualify to "pass through" to its shareholders credit for such foreign taxes paid. If, however, the Fund does qualify to pass through foreign tax credits, the Fund will elect to do so.

  Investors should carefully consider the tax implications of purchasing shares of the Fund just prior to the declaration of a dividend or capital gain distribution, which would be subject to taxation as described above notwithstanding that it is in effect a return of investment.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $100 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $100 ANNUALLY THAT MAY BE DEBITED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

  Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local income taxes in their individual circumstances.

THE ADMINISTRATOR

  PFPC International Ltd. serves as the Fund's and the Equity Portfolio's administrator and accounting agent. PFPC International Ltd.'s principal business address is 80 Harcourt Street, Dublin, Ireland. Pursuant to the administration and accounting agreements with the Fund and the Equity Portfolio, it assists the Fund and the Equity Portfolio in all aspects of their administration and operation, including matters relating to the maintenance of financial records and Fund accounting.

THE TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  PFPC Inc. serves as the Fund's transfer agent and dividend disbursing agent. Some services may be provided by sub-transfer agents. PFPC Inc.'s principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIANS

  PNC Bank, National Association ("PNC Bank"), Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian of the assets of the Fund. State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, Quincy, Massachusetts 02171, serves as custodian of the assets of the Equity Portfolio. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Equity Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks. Rules adopted under the 1940 Act permit the Fund and the Equity Portfolio to maintain their securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Equity Portfolio's securities and cash, when invested in securities of foreign countries, are held by subcustodians who are approved by the Board and by the Trustees of the Equity Portfolio in accordance with the rules of the Securities and Exchange Commission. Selection of the subcustodians is made by the Board and the Trustees following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of an institution, the ability of the institution to capably perform custodial services for the Equity Portfolio, the reputation of the institution in its national market, and the political and economic stability of the countries in which the subcustodians will be located. In addition, the 1940 Act requires that foreign subcustodians, among other things, have stockholders' equity in excess of $200 million, have no lien on the assets of the Fund or the Equity Portfolio, and maintain adequate and accessible records.

SHAREHOLDER SERVICING AGREEMENT

  Under the Shareholder Servicing Agreement, the Distributor provides information and administrative services for Fund shareholders. The Distributor enters into related arrangements with various financial services firms, such as broker-dealer firms or banks (which may be affiliated with the Distributor), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions and answering routine shareholder inquiries regarding the Fund and its special features. The Distributor bears all its expenses for providing services pursuant to the Shareholder Servicing Agreement, including the payment of any service fees. For services under the Shareholder Servicing Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of those accounts in the Fund that it maintains and services. A broker-dealer or bank becomes eligible for the service fee from the time of purchase based on assets in the accounts serviced by it, and the fee continues until terminated by the Distributor or the Fund. The fees payable to financial services firms are calculated monthly and paid quarterly by the Distributor.

  The Distributor also may provide some of the above administrative services and may retain any portion of the fee under the Shareholder Servicing Agreement not paid to broker-dealers or banks to compensate itself for administrative functions performed for the Fund's shareholders. Currently, the shareholder servicing fee payable to the Distributor is based only upon Fund assets in accounts for which there is a broker-dealer or bank listed on the Fund's records and it is intended that the Distributor will pay all the shareholder servicing fees that it receives from the Fund to broker-dealers or banks in the form of service fees. The effective shareholder servicing fee rate to be charged against all assets of the Fund while this procedure is in effect would depend upon the proportion of the Fund's shares that are in accounts for which there is a broker-dealer or bank of record.

RULE 12B-1 PLAN

  Under a plan of distribution adopted by the Board pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay the Distributor a distribution fee during the Offering Period at the annualized rate of up to 0.50% of the average daily net assets of the Fund. The Plan will terminate on the last day of the Offering Period. The Plan is intended to reimburse the Distributor for expenses it incurs in connection with the distribution of the shares of the Fund, to the extent such expenses exceed any amounts the Distributor retains from the sales charges payable by shareholders. Distribution expenses of the Distributor that are reimbursable under the Plan include the payment of commissions to broker-dealers and interest on any unreimbursed amounts carried forward thereunder, the cost of any additional compensation paid by the Distributor to broker-dealers, the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Fund, the costs of developing, printing, distributing and publishing advertisements and other sales literature, and allocated costs relating to the Distributor's distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. Rules adopted by the National Association of Securities Dealers, Inc. effectively limit the total amount of Rule 12b-1 fees and sales charges that may be charged to a shareholder of the Fund to 6.25% of the amount invested plus the Distributor's associated financing costs.

PURCHASES OF SHARES

  Shares of the Fund may be purchased from investment dealers during the Offering Period at the public offering price, which is the net asset value next determined plus a sales charge that is a percentage of the public offering price and varies as shown below. You may also purchase shares directly from the Fund's transfer agent, PFPC Inc., by completing the Account Application attached to this Prospectus and mailing it to AIG Children's World Fund -- 2005, PO Box 8935, Wilmington, Delaware 19899-9801. The minimum investment is $2,500, and the minimum subsequent investment is $100. However, you may choose to make an initial investment of as little as $1,000 and reach the $2,500 minimum with several additional investments during the Offering Period. The minimum investment for an Individual Retirement Account ("IRA") or employee benefit plan account is $2,000, and the minimum subsequent investment is $50; for these accounts you may choose to make an initial investment of as little as $250 and reach the $2,000 minimum with several additional investments during the Offering Period. To do this you must indicate on the Account Application your intent to invest at least the $2,500 minimum (or $2,000 for IRAs and employee benefit plans) by the end of the Offering Period. If you have not invested at least the minimum amount by the end of the Offering Period, the Fund may redeem your shares (which may occur at a time when the net asset value is less than when you invested) or the Fund may impose an annual account keeping fee of $10. This fee may be changed at any time in management's discretion. The investment minimums may be waived by the Distributor in instances where the Distributor determines that it is necessary or appropriate to do so.

                        INVESTMENT SALES LOAD SCHEDULE

                                                                    REGULAR
                                              SALES LOAD AS A       DEALER
                                               PERCENTAGE OF       DISCOUNT
                                          ------------------------ AS A % OF
                                          OFFERING   NET AMOUNT    OFFERING
      AMOUNT OF PURCHASE                   PRICE   INVESTED (NAV)*   PRICE
      ------------------                  -------- --------------- ---------
      Less than $100,000.................   4.75%       4.99%        4.25%
      $100,000 up to $249,999............   4.00        4.17         3.60
      $250,000 up to $499,999............   3.00        3.09         2.70
      $500,000 up to $999,999............   2.00        2.04         1.80
      $1 million and above...............   0.00**      0.00**        ***

--------
 *Rounded to the nearest one-hundredth of one percent.
 **Redemption of shares may be subject to a contingent deferred sales charge, as discussed below.
***Commission may be payable by the Distributor as discussed below.

  Shares of the Fund will be offered to investors only during the Offering Period. The Fund may at its option extend or shorten the Offering Period. During the Offering Period the shares will be offered at their net asset value plus the applicable sales charge, if any, as shown in the table above. The Fund does not expect that its shares will be offered after the end of the Offering Period. The offering of shares of the Fund shall be subject to suspension or termination as provided under "Investment Objectives and Management Policies -- Proposed Operations of the Fund." In addition, the offering of shares may be suspended from time to time during the Offering Period in the discretion of the Manager. During any period in which the public offering of shares is suspended or terminated, shareholders will still be permitted to reinvest dividends and distributions in shares of the Fund.

  Certificates representing the Fund's shares will not be physically issued. PFPC Inc., the Fund's transfer agent, maintains a record of each shareholder's ownership. Shareholders receive confirmations of all transactions in Fund shares and periodic statements reflecting share balances and dividends.

  The Fund receives the entire net asset value of all shares sold. The Distributor retains the sales charge from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

  Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and the Distributor may pay them a transaction fee up to the level of the discount or other concession allowable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

  In addition to the discounts or commissions described above, the Distributor or the Manager may, from time to time, pay or allow additional concessions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. In some instances, such discounts or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by the Distributor. Such concessions may be paid as a lump sum or be periodic and may be up to 0.25% of the value of shares sold by a dealer, plus additional compensation for continuing due diligence or other services.

  Shares of the Fund may be purchased at net asset value by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 provided in either case that such plan has not less than 200 eligible employees.

  Shares of the Fund may also be purchased at net asset value by any purchaser provided that the amount invested in the Fund or certain other funds totals at least $1,000,000, including purchases pursuant to the "Letter of Intent" and "Cumulative Discount" features described under "Special Features" (the "Large Purchase Privilege"). The other funds for which the Large Purchase Privilege is available will vary from time to time because they are generally offered only for limited periods. As of the date of this Prospectus, the Large Purchase Privilege is available only with respect to the Fund and the AIG Retiree Fund -- 2003. In the future, you may obtain a list of the funds for which the Large Purchase Privilege is available and request a prospectus by telephoning (800) 862-3984.

  A contingent deferred sales charge of 1% may be imposed upon redemption of shares of the Fund that are purchased under the Large Purchase Privilege if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed less the above exclusions. The contingent deferred sales charge will be waived in the event of redemption of shares of a shareholder (including a registered joint owner) who has died or who, after purchase of the shares being redeemed, becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

  Shares of the Fund purchased under the Large Purchase Privilege may be exchanged for shares of certain other funds managed by the Manager under the exchange privilege described under "Special Features -- Exchange Privilege" without paying any contingent deferred sales charge at the time of exchange. If the shares received in exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

  The Distributor may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of the Fund to employer sponsored employee benefit plans at net asset value up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million during the Offering Period, 0.50% on the next $5 million and 0.25% on amounts over $10 million during the Offering Period. The Distributor may in its discretion compensate investment dealers or other financial service firms in connection with the sale of shares of the Fund in accordance with the Large Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, the Distributor will consider the cumulative amount invested by the purchaser in the Fund and other funds eligible for the Large Purchase Privilege.

  Shares may be sold to officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its subadvisors, its principal underwriter or certain affiliated companies, for themselves or members of their families, or to any trust, pension, profit-sharing or other benefit plan for only such persons at net asset value in any amount. Shares may be sold at net asset value in any amount to registered representatives and employees of broker-dealers having selling group agreements with the Distributor and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children, or to any trust or pension, profit-sharing or other benefit plan for only such persons. Shares may be sold at net asset value in any amount to officers, trustees, directors and employees of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with the Distributor or one of its affiliates, for themselves or members of their families, or to any trust, pension or profit-sharing or other benefit plan for only such persons. Additionally, shares may be sold at net asset value in any amount to officers, trustees, directors and employees of certain other firms that provide services for the benefit of the Fund and their affiliates, for themselves or members of their families, or to any trust, pension, profit-sharing or other benefit plan for only such persons.

  Shares of the Fund may be sold at net asset value through certain investment advisers registered under the Advisers Act and other financial services firms that adhere to certain standards established by the Distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay a fee to the investment adviser or other firm. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

  The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes an individual, or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account, or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Distributor for recordkeeping and other expenses relating to these nominee accounts. See "Shareholder Servicing Agreement." In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of the Distributor, may receive compensation from the Fund through the Distributor for these services. This prospectus should be read in conjunction with such firms' material regarding their fees and services.

  Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value next determined after receipt by the Distributor of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Investment Advisory Services -- Valuation") and received by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. Dealers and other financial services firms are obligated to transmit orders promptly. Payment for purchase orders must be made by check (a check drawn on a foreign bank will not be accepted) or Federal Reserve Draft or by wiring Federal Funds to the Fund's Transfer Agent. Checks should be made payable to AIG Children's World Fund -- 2005. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholders should direct their inquiries to the Distributor or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL

  Any shareholder may require the Fund to redeem his or her shares. However, shareholders who redeem some or all of their shares before the Maturity Date will not be certain to receive the full amount of their original investment (including any sales charge paid) on or after the Maturity Date. As noted previously, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving at least the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

  When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem them by making a written request with signatures guaranteed to AIG Children's World Fund -- 2005, PO Box 8935, Wilmington, Delaware 19899-9801. Written redemption instructions, indicating the name of the Fund and the number of shares to be redeemed, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures.

  The redemption price will be the net asset value next determined following receipt by the Distributor of a properly executed request with any required documents. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than three business days after receipt of a properly executed request in proper form for transfer. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days from the purchase date. The redemption within one year of shares purchased at net asset value under the Large Purchase Privilege may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares").

  Shareholders can request the following telephone privileges: expedited wire transfer redemptions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Distributor or the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Neither the Fund nor its agents will be liable for any loss, expense or cost arising out of any telephone request pursuant to these privileges, including any fraudulent or unauthorized request, and THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, so long as the Fund or its agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

  If the proceeds of the redemption are $25,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by all registered account holders without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Distributor with signatures guaranteed. Telephone requests may be made by calling (800) 862-3984. Shares purchased by check may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 15 days. This privilege of redemption of shares by telephone request or by written request without a signature guarantee may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS)

  A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Distributor, which the Fund has authorized to act as its agent. There is no charge by the Distributor with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by the Distributor. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Investment Advisory Services --
 Valuation") and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS

  If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Distributor prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Distributor will honor requests by telephone at (800) 862-3984 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $5,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Distributor with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned for at least 15 days. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the expedited redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

REINSTATEMENT PRIVILEGE

  A shareholder who has redeemed shares of the Fund or certain other funds may reinstate up to the full amount redeemed at net asset value at the time of the reinstatement in shares of the Fund (but only prior to the end of the Offering Period) or, if available, in shares of certain other funds managed by the Manager. A shareholder of the Fund who redeems shares purchased under the Large Purchase Privilege (see "Purchase of Shares") and incurs a contingent deferred sales charge may reinstate up to the full amount redeemed at net asset value at the time of the reinstatement in shares of the Fund (but only prior to the end of the Offering Period) or, if available, in shares of certain other funds managed by the Manager. The amount of any contingent deferred sales charge also will be reinstated. The funds for which these privileges are available will vary from time to time because they are generally offered only for limited periods. As of the date of this Prospectus, the Reinstatement Privilege is not available for any other funds. In the future, you may obtain a list of the funds for which these privileges are available and request a prospectus by telephoning (800) 862-3984. These reinstated shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Purchases through the Reinstatement Privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special
Features -- Exchange Privilege." The Reinstatement Privilege can be used only once as to any specific shares and reinstatement must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in the postponement of the recognition of such loss for federal income tax purposes. The Reinstatement Privilege may be terminated or modified at any time and is subject to the limited Offering Period of the Fund.

SPECIAL FEATURES

LETTER OF INTENT

  By signing a Letter of Intent form, available from your broker or the Transfer Agent, you may become eligible for the reduced sales load applicable to the total number of shares of the Fund and shares of certain other funds managed by the Manager purchased during the Offering Period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of the Offering Period. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of the signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase shares of any of the eligible funds, you must indicate your intention to do so under a Letter of Intent. The other funds that may be purchased under a Letter of Intent will generally include the various series of the Company and will vary from time to time because some funds will be offered only for limited periods, as described in the applicable prospectus. For a list of the funds for which the Letter of Intent is available and to request a prospectus, telephone (800) 862-3984.

RIGHT OF ACCUMULATION

  YOU MAY QUALIFY FOR A REDUCED SALES CHARGE. Pursuant to the Right of Accumulation, certain investors are permitted to purchase shares of the Fund at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all shares of the Fund, shares of the other series of AIG All Ages Funds, Inc. and shares of certain other funds managed by the Manager, then held by that investor. The following purchases may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.

EXCHANGE PRIVILEGE

  Subject to the following limitations, shares of the Fund and certain other funds may be exchanged for each other at their relative net asset values. Shares purchased by check may not be exchanged until they have been owned for at least 15 days. In addition, shares acquired by such an exchange may not be exchanged thereafter until they have been owned for 15 days. The funds for which this privilege is available will vary from time to time because some funds will be offered only for limited periods, as described in the applicable prospectus. As of the date of this Prospectus, the Exchange Privilege is not available between the Fund and any other funds. For a list of the funds for which the Exchange Privilege is available in the future, and to request a prospectus, telephone (800) 862-3984. Exchanges may be made only for funds that are available for sale in the shareholder's state of residence. The Manager's Guarantee relates only to the Fund and will have no effect on shares that are exchanged for shares of another fund.

  The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request to the Distributor, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Distributor will honor requests by telephone at (800) 862-3984 or in writing, subject to the limitations on liability under "Redemption or Repurchase of Shares --
 General." During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program enables you to authorize checks to be drawn on your checking account at regular monthly or quarterly intervals during the Offering Period for fixed amounts of $100 or more to purchase shares of the Fund. This Program permits you to use the dollar-cost-averaging method to invest in the Fund. The Automatic Investment Program will typically terminate on the last day of the Offering Period. See the terms and conditions on the Account Application.

RETIREMENT PLANS

  An investment in shares of the Fund may be appropriate for certain Individual Retirement Accounts ("IRAs"), self-employed retirement plans and corporate plans. In view of the limited Offering Period of the Fund (see "Purchase of Shares"), the Fund may not be appropriate for periodic contribution plans. Investors who are considering establishing, or purchasing shares of the Fund for, any retirement plan should consult with their own tax advisers before doing so.

  The Fund sponsors IRAs which may also be used as Simplified Employee Pension Plan ("SEP") IRA accounts. Eligible investors may establish an IRA, or a SEP-IRA with their employer, to invest in the Fund.

  PNC Bank, N.A. serves as custodian for the IRAs and SEP-IRAs sponsored by the Fund. The current fees payable to PNC Bank, N.A. for its services as IRA custodian are available upon request. Neither PNC Bank, N.A. nor the Fund administers the SEP-IRAs and therefore no assurance can be given that a particular SEP-IRA is properly administered.

PERFORMANCE

  The Fund may advertise several types of performance information, including "average annual total return" and "total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

  Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

  The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indexes including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Europe Australia Far East ("EAFE") Index and other indexes prepared by Morgan Stanley Capital International. The Fund's performance may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. and Micropal, Ltd. Such performance calculations are generally based upon changes in net asset value with all dividends reinvested.

  The Fund may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The New York Times, The Washington Post, The International Herald Tribune, USA Today, Institutional Investor, Registered Representative and other consumer journals and publications by the U.S. government and its agencies. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds, and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue Money Fund Report(R) or Money Fund Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

  The Fund may depict the historical performance of the securities in which the Fund and the Equity Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings (including those of the Equity Portfolio) and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

  The Fund's shares are sold at net asset value plus a maximum sales charge of 4.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. The Fund's returns and net asset value will fluctuate. Except in limited cases described in "Purchases of Shares," shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning the Fund's performance and concerning the historical performance of various types of investments that may be used to provide for retirement needs appears in the Statement of Additional Information. A discussion of the Fund's performance for the fiscal year ended November 30, 1996 appears in its Annual Report to Shareholders, available without charge upon request from the Fund.

ORGANIZATION AND CAPITALIZATION

  The Fund is a series of AIG All Ages Funds, Inc., an open-end management investment company incorporated under the laws of the State of Maryland on April 4, 1995. The Board of Directors is authorized to issue, create and classify shares of capital stock in separate series and classes thereof without further action by shareholders. As of the date of this Prospectus, shares in the AIG Children's World Fund -- 2005 described herein and shares in the AIG Retiree Fund -- 2003 are the only shares authorized. Shares of capital stock have a par value of $.001. Each share of the Company is given one vote. Matters affecting a certain series of the Company, such as approval of new investment advisory agreements and changes in the fundamental policies of a series of the Company, will require the affirmative vote of the shareholders of that series. All shares have non-cumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights. The Company will furnish without charge to each shareholder upon request a full statement of (1) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class that the Company is authorized to issue; and (2)(a) the differences in the relative rights and preferences between the shares of each series of preferred or special class and (b) the authority of the Board to set the relative rights and preferences of subsequent series. The Company does not presently intend to hold annual shareholder meetings, but will do so if requested by the holders of at least ten percent of its outstanding shares for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by the 1940 Act.

  The Equity Portfolio is an open-end management investment company, organized under the laws of Delaware on June 23, 1995 as a trust with limited liability.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 AIG CHILDREN'S
                               WORLD FUND -- 2005

                                  A SERIES OF
                            AIG ALL AGES FUNDS, INC.

                               -----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S AND THE EQUITY PORTFOLIO'S EXPENSES.............................   4
FINANCIAL HIGHLIGHTS.......................................................   5
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES..............................   6
RISK FACTORS...............................................................  14
PERIODIC AND OTHER REPORTS AND SERVICES....................................  17
SPECIAL INFORMATION CONCERNING THE TWO-TIER STRUCTURE......................  17
INVESTMENT ADVISORY SERVICES...............................................  19
AMERICAN INTERNATIONAL GROUP, INC..........................................  23
DIVIDENDS AND DISTRIBUTIONS................................................  23
TAXES......................................................................  23
THE ADMINISTRATOR..........................................................  25
THE TRANSFER AGENT AND DIVIDEND DISBURSING AGENT...........................  25
CUSTODIANS.................................................................  25
SHAREHOLDER SERVICING AGREEMENT............................................  26
RULE 12b-1 PLAN............................................................  26
PURCHASES OF SHARES........................................................  27
REDEMPTION OR REPURCHASE OF SHARES.........................................  31
SPECIAL FEATURES...........................................................  34
PERFORMANCE................................................................  36
ORGANIZATION AND CAPITALIZATION............................................  37

                            AIG ALL AGES FUNDS, INC.
                              LINKING GENERATIONS

                   505 Carr Road, Wilmington, Delaware 19809
                             Phone: (800) 862-3984

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                      AIG
                                   CHILDREN'S
                                   WORLD FUND
                                     --2005


                                   PROSPECTUS

                             JANUARY 10, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           AIG RETIREE FUND -- 2003

                                  A SERIES OF
                           AIG ALL AGES FUNDS, INC.

          505 CARR ROAD, WILMINGTON, DELAWARE 19809 . (800) 862-3984

                               ----------------

  This prospectus describes the AIG Retiree Fund -- 2003 (the "Fund"). The Fund is a diversified series of AIG All Ages Funds, Inc., an open-end management investment company (the "Company"). The Fund has two investment objectives. The first objective is to provide a guaranteed return, on or after November 15, 2003 (the "Maturity Date"), of the full amount originally invested (including any front-end sales charges paid) by each shareholder who has reinvested all dividends and distributions. The Fund pursues its first objective by investing a portion of its assets in zero coupon securities that are the direct obligations of the United States Treasury ("Treasury Securities"), combined with further assurance from a guarantee (the "Manager's Guarantee") by AIG Capital Management Corp., the Fund's investment adviser (the "Manager"). The Manager's obligations under its guarantee will be backed by its parent, American International Group, Inc. ("AIG").

  The Fund's second objective is to achieve total return on capital through both capital growth (realized and unrealized) and income. The Fund seeks to achieve this objective by investing the balance of its assets in the First Global Equity Portfolio (the "Equity Portfolio"), an open-end management investment company that invests in a globally diversified portfolio of equity securities. There can be no assurance that this second objective of total return on capital will be achieved.
                                                          (Continued on Page 2)
                               ----------------

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This prospectus sets forth concisely the information a prospective investor should know about the Fund and the Equity Portfolio before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone number or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

             The date of this prospectus is January 10, 1997.

  Shares of the Fund will be offered to investors only through September 30, 1997 (as such period may be extended or shortened by the Fund, the "Offering Period"). During this limited period the shares will be offered at their net asset value plus the applicable sales charge, if any. The Fund does not expect that its shares will be offered after the end of the Offering Period.

  The Fund is intended for shareholders who are not seeking current income, but rather are looking for an investment vehicle that offers total return potential, plus the return of principal. Return of principal is accomplished through investment in zero coupon Treasury Securities coupled with the additional assurance of the Manager's Guarantee. The Manager's Guarantee operates such that an investor who has reinvested all dividends and distributions (an "Eligible Investor") and who has not redeemed any shares prior to the Maturity Date will be able to demand the return of the full amount of his or her original investment in the Fund (including any front-end sales charges paid) on or after the Maturity Date. A shareholder who has reinvested all dividends and distributions and has redeemed some shares prior to the Maturity Date is still an Eligible Investor with respect to the shares not redeemed. Investors who do not reinvest all dividends and distributions will not be Eligible Investors and will not be certain to receive the full benefits of the Manager's Guarantee. However, the Manager's Guarantee operates such that non-Eligible Investors may benefit to some extent from any payment made by the Manager to the Fund pursuant to the Manager's Guarantee. See "Investment Objectives and Management Policies -- The Manager's Guarantee" and "The Manager's Guarantee" in the Statement of Additional Information.

  The Fund seeks to achieve the investment objective of total return on capital by investing a portion of its investable assets in the Equity Portfolio, a diversified open-end management investment company with the same investment objective. Both the Fund and the Equity Portfolio are managed by the Manager and investment advice is provided by affiliated companies. By investing a portion of its assets in the Equity Portfolio, the Fund differs from those mutual funds that directly acquire and manage their own portfolio of securities. The Fund and the Equity Portfolio constitute a two-tier master-feeder structure. The two-tier structure permits the Equity Portfolio to offer its shares to other investors and thus is intended to reduce certain expenses that would otherwise be payable entirely by the Fund. The Fund will directly acquire and manage its portfolio of zero coupon Treasury Securities. See "Special Information Concerning the Two-Tier Structure."

  The Fund is an open-end fund, which means that shareholders may elect to receive dividends and distributions in cash and may redeem some or all of their shares at any time. However, the Fund is intended for long-term investors and is not appropriate for investors seeking current income or investors who do not intend to reinvest dividends and distributions. Shareholders are urged to consult their tax advisers concerning the effect of federal, state, and local income taxes in their individual circumstances. See "Taxes." In addition, the Fund may not be appropriate for investors who expect to redeem all or a portion of their shares prior to November 15, 2003 because there can be no assurance of the amount that will be received upon early redemption. The net asset value of a share of the Fund can be expected to fluctuate substantially owing to changes in prevailing interest rates that will affect the current value of the Fund's holdings of zero coupon Treasury Securities, as well as changes in the value of the Fund's other holdings. Although the two-tier structure permits the Equity Portfolio to offer its shares to other investors and thus is intended to reduce certain expenses that would otherwise be payable entirely by the Fund, the Fund itself does not expect to offer its shares after the end of the Offering Period and will not benefit from an inflow of new capital investments. In addition, the Fund may experience redemptions and capital losses prior to November 15, 2003 and will pay dividends and distributions in cash to shareholders who so elect. Losses, redemptions and dividends and distributions paid in cash will reduce the Fund's assets and its ability to meet the total return objective. See "Investment Objectives and Management Policies -- Proposed Operations of the Fund" and "Risk Factors --
 Zero Coupon Securities."

  The Fund is sold through financial intermediaries by individual account representatives who recommend and sell mutual funds, stocks, bonds and other securities. Account representatives provide a wide array of services to their clients. An important service is assisting clients in their financial planning and in choosing investment products that fit their risk and investment profiles. There can be no assurance that an account representative's recommendations will be suitable or that, if purchased, they will result in the anticipated financial benefits. Their responsibility to their clients is to offer advice based on their knowledge of the products they are recommending and understanding their clients' needs, for which they receive a fee or commission paid by their clients. If you do not fully understand the shares that are offered by this Prospectus, you may wish to consult your account representative.

THE FUND'S AND THE EQUITY PORTFOLIO'S EXPENSES

  The following table lists the costs and expenses that an investor will pay as a shareholder of the Fund, based upon the sales charge that may be incurred at the time of purchase and upon the projected annual operating expenses of the Fund and the Equity Portfolio, as a percentage of average net assets, for the current fiscal year. THE DIRECTORS OF THE FUND BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE EQUITY PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES THAT THE FUND WOULD INCUR IF THE ASSETS OF THE FUND THAT ARE INVESTED IN THE EQUITY PORTFOLIO WERE INSTEAD INVESTED DIRECTLY BY THE FUND IN THE TYPE OF SECURITIES HELD BY THE EQUITY PORTFOLIO.

SHAREHOLDER TRANSACTION EXPENSES(1)

  Maximum sales load imposed on purchases (as a percentage of offering price).............................................................  4.75%
  Maximum sales load imposed on reinvested dividends
   (as a percentage of offering price)................................  None
  Deferred sales load
   (as a percentage of original purchase price or redemption proceeds, as applicable):
    Shares acquired under Large Purchase Privilege(2).................  1.00%
    All other shares..................................................  None
  Redemption fees (as a percentage of amount redeemed)................  None
  Exchange fee........................................................  None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Total management fees (after waiver)................................  0.00%(3)
  12b-1 fees (DURING OFFERING PERIOD ONLY)............................  0.50%
  Other expenses (after Manager's expense limitation).................  1.45%(4)
                                                                        ----
  Total Fund Operating Expenses (after Manager's expense limitation)..  1.95%(5)
                                                                        ====

--------
(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. Reduced sales charges apply to purchases of $100,000 or more. See "Purchase of Shares."
(2) The redemption within one year of shares purchased at net asset value under the Large Purchase Privilege (available for purchases in amounts of $1 million or more) may be subject to a 1% contingent deferred sales charge. See "Purchase of Shares."

(3) The management fee is 0.20% of that portion of the Fund's assets invested directly in Treasury Securities and 1.20% of that portion of the Fund's assets invested in the Equity Portfolio. For the current fiscal year, the Manager estimates that it will waive its entire management fee with respect to both Treasury Securities and the Equity Portfolio, in connection with its agreement to limit expenses of the Fund as described below. The Manager estimates that, absent this waiver, the total management fee would be 0.55%, which assumes that 65% of the Fund's assets are invested directly in zero coupon Treasury Securities and 35% in the Equity Portfolio. However, this allocation will fluctuate with changes in market conditions. See "Investment Objectives and Management Policies --
     Proposed Operations of the Fund." The Manager estimates that, under normal market conditions, the portion of the Fund's assets invested in zero coupon Treasury Securities will not be less than 50% or more than 80% during the current fiscal year. Thus the total management fee (absent waivers) is estimated to vary between 0.40% and 0.70% during this period. However, in extreme market conditions, the percentage of zero coupon Treasury Securities could be less than 50% or more than 80%, with the result that the total management fee (absent waivers) would fall outside the indicated range.

(4) Comprises expenses payable directly by the Fund plus the Fund's pro rata share of expenses incurred by the Equity Portfolio. The Fund estimates that, absent the Manager's agreement to limit Fund expenses, other expenses would be 2.95% of average net assets for the current fiscal year.

(5) The Manager's limitation of the Fund's expenses is subject to reimbursement by the Fund in subsequent years under certain circumstances, as described below. The Fund estimates that, absent the Manager's agreement to limit Fund expenses, Total Fund Operating Expenses would be 4.00% of average net assets for the current fiscal year.

  "Other expenses" in the above table include, among other things, fees for transfer agent services, custodial fees, directors' and trustees' fees, legal fees and accounting fees, printing costs, registration fees, costs of preparing and distributing reports to shareholders and the fee for shareholder servicing described under "Shareholder Servicing Agreement," and is based on estimated amounts for the current fiscal year. The Manager has agreed to limit the Fund's total operating expenses to 1.95% of average daily net assets, subject to reimbursement by the Fund in subsequent years under certain circumstances. The Manager has agreed to maintain this expense limitation until at least March 30, 1998. See "Investment Advisory Services -- The Manager." RULE 12B-1 FEES WILL BE PAYABLE ONLY DURING THE OFFERING PERIOD.

  The following example is intended to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

EXAMPLE

                                                                 1 YEAR 3 YEARS
                                                                 ------ -------
You would pay the following expenses on a $1,000 investment as-
 suming
 (1) 5% annual return and (2) redemption at the end of each
 time period:..................................................   $66    $106

  The example is intended to assist you in comparing expenses of the Fund with those of other funds over varying investment periods. All mutual funds are required to present this information based on an assumed return of 5%. This makes the comparison of various funds simpler. However, the Fund's actual return will vary and may be greater or less than 5%. Also, if you redeem your shares before November 15, 2003 or if you do not reinvest all dividends and distributions, your proceeds may be less than the amount you originally invested. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

  The table of Financial Highlights below is supplementary information to the financial statements contained in the Statement of Additional Information and sets forth certain information regarding the investment results of the Fund for the period presented. The financial statements and financial highlights for the period ended November 30, 1996 have been audited by Coopers & Lybrand L.L.P., whose unqualified report thereon is contained in the Statement of Additional Information.

AIG ALL AGES FUNDS, INC.

AIG RETIREE FUND -- 2003


-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR THE PERIOD FROM APRIL 17, 1996* TO NOVEMBER 30, 1996

-------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period............................. $ 9.15
                                                                  ------
Income from investment operations:
  Net investment income..........................................   0.09
  Net realized and unrealized gain on investments................   0.61
                                                                  ------
    Total income from investment operations......................   0.70
                                                                  ------
Net asset value, end of period................................... $ 9.85
                                                                  ======
TOTAL RETURN.....................................................   7.65%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................................ $6,076
Ratio of expenses to average net assets..........................   1.95%(b)(c)
Ratio of net investment income to average net assets.............   2.96%(b)(c)
Portfolio turnover rate..........................................   0.00%

--------

* Commencement of Operations.

(a) Calculated without deduction of sales charges.

(b) Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 11.00 percentage points (annualized).

(c) Annualized.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

IN GENERAL

  The Fund has two investment objectives. The first is to provide a guaranteed return at any time on or after the Maturity Date of the full amount originally invested (including any front-end sales charges paid) by each shareholder who has reinvested all dividends and distributions, which the Fund pursues through investment of a portion of its assets in zero coupon Treasury Securities, with additional assurance provided by the Manager's Guarantee, backed by its parent AIG. The Fund's second objective is to achieve total return on capital through both capital gains (realized and unrealized) and income. The Fund seeks to achieve this objective by investing the balance of its assets in the Equity Portfolio, an open-end management investment company that invests in a globally diversified portfolio of equity securities. See "-- Proposed Operations of the Fund." The investment objectives of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

  The Fund's investment strategy with respect to zero coupon Treasury Securities, together with the Manager's Guarantee, ensures that shareholders who reinvest all dividends and distributions will receive the full amount of their original investment when they redeem their shares on or after the Maturity Date. In addition, the Manager believes that the Equity Portfolio's investment strategies should be sufficient to accomplish the Fund's investment objective of total return, but there can be no assurance that this objective will be achieved. The Fund is structured as an open-end investment company and shareholders may redeem their shares at any time and may elect to receive dividends and distributions in cash. However, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date. There can be no assurance that shareholders who elect to receive distributions in cash will receive the full amount of their original investment on or after the Maturity Date. In addition, while the amount sought to be returned on or after the Maturity Date to shareholders may equal or exceed the amount originally invested, the present value of that amount may be substantially less. The Manager's Guarantee is discussed in further detail in "-- The Manager's Guarantee" and in "The Manager's Guarantee" in the Statement of Additional Information.

  Shareholders also should be aware that a portion of the amount returned on or after the Maturity Date represents accretion of interest on the Fund's zero coupon Treasury Securities. The annual accretion will be taxable to shareholders as ordinary income each year over the term of the Fund, even for shareholders who reinvest all dividends and distributions. Shareholders are urged to consult their tax advisers concerning the effect of federal, state, and local income taxes in their individual circumstances. See "Taxes."

  When the zero coupon Treasury Securities in the Fund's portfolio mature on or about the Maturity Date, the Fund will reinvest the principal amount in short-term, highly liquid obligations of the U.S. Government. The value of these securities is not expected to fluctuate significantly, so shareholders who reinvest all dividends and distributions and who have held all of their shares until the Maturity Date, and who redeem their shares at any time on or after the Maturity Date should expect to receive the amount of their initial investment (from the liquidation of the Fund's zero coupon Treasury Securities) plus the value (if any) of their proportionate share of the Fund's interest in the Equity Portfolio. After the Maturity Date, the Board of Directors may, in its sole discretion and without shareholder approval, cause the Fund to redeem all of its outstanding shares at their net asset value and distribute the proceeds to shareholders if the Board determines that continuing the existence of the Fund is not in the best interests of the Fund. Pursuant to the terms of the Manager's Guarantee, shareholders who have reinvested all dividends and distributions will be certain to receive at least the full amount of their original investment in the event of such redemption.

ZERO COUPON SECURITIES

  A zero coupon security is a debt obligation that entitles the holder to a specified sum at maturity but does not provide for any periodic payments of interest prior thereto. Such a security is therefore issued and traded at a discount from its amount due at maturity (the "face value"). Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or issued by private corporate issuers. The Fund, however, will invest in zero coupon securities only if they are direct obligations of the U.S. Treasury. The discount from face value at which zero coupon securities are purchased varies depending on the time remaining to maturity, prevailing interest rates and the liquidity of the security. Because the discount from face value is known at the time of investment, investors holding zero coupon securities until maturity know the total amount of their investment return at the time of investment.

  In contrast to zero coupon securities, a portion of the total realized return from conventional interest-paying obligations comes from the reinvestment of periodic interest. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on reinvestments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. For a discussion of risks associated with the sale of zero coupon securities prior to maturity, see "Risk Factors -- Zero Coupon Securities."

FIRST GLOBAL EQUITY PORTFOLIO

  The Fund seeks to achieve its investment objective of total return on capital by investing the portion of its assets not invested in zero coupon Treasury Securities in the Equity Portfolio, which is also managed by the Manager. The investment objective of the Equity Portfolio is to achieve total return on capital through both capital growth (realized and unrealized) and income. This objective is identical to the objective of the Fund with respect to those assets invested in the Equity Portfolio. The Equity Portfolio seeks to achieve its objective by making global investments in securities of issuers from around the world. This investment objective is a fundamental policy and cannot be changed without approval of the owners of beneficial interests in the Equity Portfolio (which include the Fund and other investors in the Equity Portfolio). There can be no assurance that the Equity Portfolio will achieve its investment objective of total return on capital.

  Under normal conditions at least 80% of the Equity Portfolio's assets will be invested in securities of issuers organized in one or more of the following countries: the United States, the United Kingdom, Canada, Australia, Japan, France, Germany, Italy, the Netherlands, Spain, Sweden, Switzerland, Hong Kong, Singapore and

Malaysia. The Manager has selected the securities markets of these 15 countries because they are among the largest in the world. The Equity Portfolio may, however, invest in securities of issuers incorporated or organized in any country. Under normal conditions, the assets of the Equity Portfolio will be invested in securities of issuers organized in at least three countries; no more than 30% of the Equity Portfolio's assets may be invested in securities of issuers organized in any one country, except that for temporary defensive purposes, substantially all of such assets may be invested in securities of issuers organized in the United States. Securities may be included in the Equity Portfolio without regard to minimum capitalization of their issuers. For a discussion of the risks associated with investment in securities of foreign issuers, see "Risk Factors -- Foreign Investment."

  In allocating investments among geographic regions and individual countries, the Manager will normally consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing the investment opportunities; and the outlook for currency relationships.

  The Equity Portfolio may invest in all types of securities (subject to the limitations discussed below and in the Statement of Additional Information), many of which will be denominated in currencies other than the U.S. dollar. The Equity Portfolio will normally invest its assets in equity securities, including common stock, securities convertible into common stock, depositary receipts for these securities, and warrants. (A brief description of these securities is provided in the next paragraph.) The Equity Portfolio will not ordinarily invest in nonconvertible debt securities. The Equity Portfolio, may, however, invest up to 25% of its assets in preferred stock. Dividends may also be considered in selecting securities when the Manager believes that such income will favorably influence the market value of a security in light of the Equity Portfolio's objective of total return. Equity securities in which the Equity Portfolio will invest may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets, although the Equity Portfolio may also invest in securities for which there is no active trading market (subject to the limitations discussed below and in the Statement of Additional Information).

  Common Stock is capital stock of a corporation which denotes ownership and provides the means to control the corporation, but which is inferior to other classes of securities with respect to payment of dividends and distribution of assets upon dissolution of the corporation. Preferred Stock is capital stock usually entitled by a corporation's charter to priority over common stock in payment of dividends and in the distribution of assets upon dissolution of the corporation. A Convertible Security is any security capable of being converted, at the election of the holder, into another security of the same issuer (for example, a bond that is convertible into a specified number of shares of common stock). A Warrant is a security issued by a corporation that gives the warrant holder the right to purchase capital stock or another security of the corporation at a stated price.

  The Equity Portfolio may invest in securities represented by Depositary Receipts, including European Depositary Receipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. EDRs are typically issued by foreign banks or trust companies and traded in Europe. GDRs may be issued by a domestic or foreign bank or trust company and may be traded in several markets. For purposes of the Equity Portfolio's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

  The Fund or the Equity Portfolio may make certain negotiated investments with AIG and/or its affiliates, subject to obtaining any necessary regulatory approvals.

  As a matter of fundamental policy, the Equity Portfolio will not engage in transactions intended to hedge foreign exchange risk. See "Risk Factors -- Foreign Currencies." The Equity Portfolio is also subject to an operating policy which prohibits it from borrowing any amount more than 5% of its total assets. This effectively limits the ability of the Equity Portfolio to "leverage" its assets by borrowing money and investing in additional securities. Additional information about the Equity Portfolio has been included in the Equity Portfolio's registration statement filed with the Securities and Exchange Commission, a copy of which is available upon request and without charge by calling or writing the Fund at the telephone number and address set forth on the cover page of this Prospectus.

PROPOSED OPERATIONS OF THE FUND

  As noted above, the Fund will invest directly in zero coupon Treasury Securities and, through its investment in the Equity Portfolio, in a globally diversified portfolio of equity securities in pursuing its objectives. Shares of the Fund will be offered to investors only through September 30, 1997 (which period may be extended or shortened by the Fund at its discretion). During this Offering Period the shares will be offered at their net asset value plus the applicable sales charge, if any. The Fund does not expect that its shares will be offered after the end of the Offering Period. See "Purchase of Shares." The zero coupon Treasury Securities that the Fund acquires with the proceeds of the sale of its shares during the Offering Period will be selected so as to mature at a specific face value on or about the Maturity Date. The Manager will continually review and adjust where necessary the proportion of the Fund's assets that are invested in zero coupon Treasury Securities so that the value of the zero coupon Treasury Securities on the Maturity Date (i.e., the aggregate face value of the zero coupon Treasury Securities held by the Fund) will be at least sufficient to enable investors who reinvest all dividends and hold their entire investment in the Fund until the Maturity Date to receive on or after the Maturity Date the full amount of their original investment, including any front-end sales charges paid (the "Repayment Objective"). After the Offering Period, the Fund anticipates adjustments in its portfolio of zero coupon Treasury Securities solely to meet requests for redemption and, if required, to make payments of dividends and distributions. Thus, the minimum face value of the zero coupon Treasury Securities per Fund share necessary to provide for the Fund's Repayment Objective will be continually determined and maintained.

  The portion of the Fund's assets that will be allocated to the purchase of zero coupon Treasury Securities will fluctuate during the Offering Period. This is because the market value of the zero coupon Treasury Securities and the shares of the Equity Portfolio, and therefore the offering price of the Fund's shares, will fluctuate with changes in interest rates and other market value fluctuations. If the offering price of the Fund's shares increases during the Offering Period, the minimum par value of zero coupon Treasury Securities per Fund share necessary to provide for the Fund's Repayment Objective will increase. The Fund may hold zero coupon Treasury Securities in an amount in excess of the amount necessary to provide for the Fund's Repayment Objective at the discretion of the Manager. During the Offering Period, under normal market conditions, the proportion of the Fund's portfolio invested in zero coupon Treasury Securities may be expected to range from 50% to 80%; but a greater or lesser percentage is possible.

  During the Offering Period, if the percentage of zero coupon Treasury Securities in the Fund's portfolio increases, the portion of the Fund's assets invested in the Equity Portfolio will necessarily decrease. This will result in less potential for total return from the Equity Portfolio. In order to help ensure shareholders at least a minimum level of initial investment in the global equity markets, the Fund will cease offering its shares if their continued offering would cause more than 80% of its assets to be allocated to zero coupon Treasury Securities. After the Offering Period is over, it is not anticipated that any additional assets will be allocated to the purchase of zero coupon Treasury Securities. However, since the market values of the zero coupon Treasury Securities and the net asset value of interests in the Equity Portfolio are often affected in different ways by changes in interest rates and other market conditions and will often fluctuate independently, the percentage of the Fund's net asset value represented by zero coupon Treasury Securities will continue to fluctuate after the end of the Offering Period. Zero coupon Treasury Securities may be liquidated before the Maturity Date to meet redemptions and pay cash dividends, provided that the minimum amount of zero coupon Treasury Securities necessary to provide for the Fund's Repayment Objective is maintained.

  When the zero coupon Treasury Securities in the Fund's portfolio mature on or about the Maturity Date, the Fund will reinvest the principal amount in short-term, highly liquid obligations of the U.S. Government. The value of these securities is not expected to fluctuate significantly, with the result that the full principal amount of Treasury Securities held by the Fund on the Maturity Date should continue to be available to redeeming shareholders after the Maturity Date.

  After the Maturity Date, the Board of Directors of the Company (the "Board") may, at its sole discretion and without shareholder approval, cause the Fund to redeem all of its outstanding shares at their net asset value and distribute the proceeds to shareholders if the Board determines that continuing the existence of the Fund is not in the best interests of the Fund. In such event, the Fund's Treasury Securities will be liquidated and the Fund's interest in the Equity Portfolio shall be sold or otherwise reduced to cash, the liabilities of the Fund will be discharged or otherwise provided for, the Fund's outstanding shares will be mandatorily redeemed at the net asset value per share determined on the date of redemption and, within three business days thereafter, the Fund's net assets will be distributed to shareholders and the Fund shall be thereafter terminated. Termination of the Fund may require disposition of the Fund's interest in the Equity Portfolio at a time when it is otherwise disadvantageous to do so and may involve selling such interest at a substantial loss. The estimated expenses of liquidation and termination of the Fund are not expected to affect materially the net asset value of the Fund. In the event of termination of the Fund as noted above, the redemption of shares effected in connection with such termination would for income tax purposes constitute a sale upon which gain or loss will be realized depending upon whether the net asset value of the shares being redeemed is more or less than the shareholder's adjusted cost basis.

  Subject to shareholder approval, other alternatives may be pursued by the Fund after the Maturity Date. For instance, the Board may consider the possibility of a reorganization between the Fund and another registered open-end management investment company or any other series of the Company. In the event of the liquidation or reorganization of the Fund after the Maturity Date, all Eligible Investors will be deemed to have tendered their shares for redemption, and, if the Manager's Guarantee is triggered by such redemption, the Manager will make any required payment. Any such payment will take into account any known liabilities in connection with the liquidation or reorganization, and, therefore, Eligible Investors will in such event be assured to receive from the Fund at least their original investment (including any front-end sales charges paid). The Board has not made any determinations about the continued operation of the Fund after the Maturity Date.

  The Fund is structured as an open-end investment company and shareholders may redeem their shares at any time and may elect to receive dividends and distributions in cash. However, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date. Shareholders who elect to receive dividends in cash are in effect withdrawing a portion of the accreted income on the zero coupon Treasury Securities that are held to protect their original principal investment at the Maturity Date. These shareholders will receive the same net asset value per share for any Fund shares redeemed at the Maturity Date as shareholders who reinvest dividends, but they will have fewer shares to redeem than shareholders similarly situated who had reinvested all dividends. Thus there can be no assurance that such shareholders will receive the full amount of their original investment on or after the Maturity Date. Investors are encouraged to reinvest dividends and to evaluate their need to receive some or all of their investments prior to the Maturity Date before making an investment in the Fund. See "-- The Manager's Guarantee" below.

THE MANAGER'S GUARANTEE

  In order to ensure the return of the full amount of an Eligible Investor's original investment (including any front-end sales charges paid), the Company and the Manager have entered into a Guarantee Agreement with respect to the Fund, dated February 15, 1996. The Manager's Guarantee operates such that an Eligible Investor will be able to demand the return of the full amount of his or her original investment in the Fund (including any front-end sales charges paid) on or after the Maturity Date. An Eligible Investor who has redeemed some shares prior to the Maturity Date is still an Eligible Investor with respect to the shares not redeemed.

  In determining the amount to be paid by the Manager to the Fund in the event that the Manager's Guarantee is triggered, a "Reinvestment Ratio" is employed. The Reinvestment Ratio is the number of shares that would be owned on a particular date by a person who acquired one share during the Offering Period and continuously reinvested all dividends and distributions. Due to reinvestment of dividends and distributions, that person would own more than one share at the Maturity Date. Dividends and distributions paid by the Fund during the Offering Period will be taken into account in the calculation of the Reinvestment Ratio such that an Eligible Investor who purchases shares after the date of such dividend or distribution will still be ensured of the full benefits of the Manager's Guarantee. Shares acquired therefrom will not, however, be considered shares acquired during the Offering Period for purposes of determining the amount of an Eligible Investor's original investment. The Manager's Guarantee is triggered when an Eligible Investor tenders shares for redemption after the Maturity Date and the then current net asset value per share multiplied times the Reinvestment Ratio is less than the highest net asset value per share of the Fund attained during the Offering Period plus the maximum front-end sales charge of 4.75%. In such event, the Manager will promptly pay to the Fund an amount sufficient to ensure that the total value of the shares then held by an Eligible Investor who has not redeemed any of his or her shares (including shares received through the reinvestment of dividends and distributions) is equal to the amount of such investor's original investment in the Fund during the Offering Period plus the maximum front-end sales charge and assuming that such investor bought his or her shares at the highest net asset value attained during the Offering Period.

  Any payment made by the Manager pursuant to the Manager's Guarantee will be to the Fund and will cause the net asset value of all outstanding shares to increase by the same amount. Thus, a shareholder who has not reinvested all dividends and distributions may benefit to some extent from any payment under the Manager's Guarantee. However, a shareholder who has not reinvested will own fewer shares on or after the Maturity Date than a shareholder who invested the same amount during the Offering Period but has reinvested continuously. Moreover, such shareholder will not be entitled to make a demand for payment under the Manager's Guarantee.

  The benefits of the Manager's Guarantee will not be available with respect to shares redeemed prior to the Maturity Date, nor will they be available after the Maturity Date if no shareholder of the Fund has reinvested all of his or her dividends and distributions or if no Eligible Investor has yet tendered his or her shares for redemption. The availability of the Manager's Guarantee will not be affected by the termination or amendment of the Fund's Management Agreement with the Manager.

  The Manager's obligations under the Manager's Guarantee are backed by its parent, AIG, pursuant to a Support Agreement, dated February 15, 1996. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. Other significant activities of AIG are financial services and agency and service fee operations. See "American International Group, Inc." The Manager is an indirect wholly owned subsidiary of AIG. Under the Support Agreement, AIG has agreed that, if the Manager is unable to make full payment of any amount required under the Manager's Guarantee, AIG will make a capital contribution or a loan to the Manager to the extent of the Manager's inability to pay. The Support Agreement provides that the full amount of such capital contribution or loan will be paid directly to the Fund.

OTHER INVESTMENT POLICIES

  Except where specifically noted below, the following investment policies of the Fund and the Equity Portfolio are not fundamental and the Board, or the Trustees of the Equity Portfolio, as relevant, may change such policies without the vote of a majority of outstanding voting securities of the Fund or the Equity Portfolio, as relevant. A more detailed description of the Fund's and the Equity Portfolio's investment policies, including a list of those restrictions of the Fund's and the Equity Portfolio's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding securities" of either the Fund or the Equity Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or beneficial interests in the Equity Portfolio, as relevant, or
(2) 67% or more of the shares of the Fund or beneficial interests in the Equity Portfolio present at a meeting of holders, if more than 50% of the outstanding shares of the Fund or the beneficial interests in the Equity Portfolio are represented at the meeting in person or by proxy.

  Borrowing. The Equity Portfolio and the Fund may from time to time borrow money from banks for extraordinary or emergency purposes, but may not invest borrowed funds in additional securities. Such borrowing will not exceed 5% of the total assets of the Equity Portfolio or the Fund, as applicable, and will be made at prevailing interest rates. This policy is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund or the Equity Portfolio, as relevant.

  Repurchase Agreements. The Equity Portfolio may enter into repurchase agreements with commercial banks or broker/dealers under which the Equity Portfolio acquires a U.S. Government security subject to resale at a mutually agreed upon price and time. The resale price reflects an agreed upon interest rate effective for the period the Equity Portfolio holds the instrument that is unrelated to the interest rate on the instrument.

  The Equity Portfolio's repurchase agreements will at all times be fully collateralized by U.S. Government securities, and the Equity Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. Repurchase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liquidating the underlying security, decline in the value of the underlying security and loss of interest.

  The Fund may not enter into repurchase agreements in respect of zero coupon Treasury Securities allocated to the Repayment Objective. In all other respects, the Fund is subject to the same restrictions on repurchase agreements as the Equity Portfolio. The Fund's and the Equity Portfolio's policies concerning repurchase agreements are fundamental and may not be changed without the vote of a majority of outstanding voting securities of the Fund or the Equity Portfolio, as relevant.

  Illiquid Securities. The Equity Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Equity Portfolio may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Equity Portfolio's Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Equity Portfolio's Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Equity Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

  The Fund may not invest in illiquid securities (except that it may invest in beneficial interests in the Equity Portfolio).

  Short Sales. The Equity Portfolio may sell securities short only "against-the-box." A short sale "against-the-box" is a short sale in which the Equity Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment or further consideration for securities of the same issue as, and equal in amounts to, the securities sold short.

  The Fund may not make short sales of securities. The Fund's and the Equity Portfolio's policies on short sales are fundamental.

  Temporary Investments. When the Manager believes that market conditions warrant a temporary defensive position, the Equity Portfolio may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Equity Portfolio's investments in commercial paper of U.S. issuers will be limited to (a) obligations rated Prime-1 by Moody's Investors Service ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Standard & Poor's. A description of various commercial paper ratings and debt securities appears in Appendix A to the Statement of Additional Information. The Equity Portfolio's investments in foreign short-term instruments will be limited to those that, in the opinion of the Manager, equate generally to the standards established for U.S. short-term instruments.

RISK FACTORS

  Zero Coupon Securities. Zero coupon securities of the type held by the Fund can be sold prior to their due date in the secondary market at their then prevailing market value which, depending on prevailing levels of interest rates, the time remaining to maturity and liquidity (i.e., relative levels of supply and demand for the particular zero coupon security), may be more or less than the securities' "accreted value", that is, their value based solely on the amount due at maturity and accretion of interest from the date of purchase. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and, accordingly, are likely to respond to a greater degree to changes in interest rates than do non-zero coupon securities having similar maturities and yields. The current net asset value of the Fund attributable to zero coupon securities and other debt instruments generally will increase as prevailing interest rates decrease, and they will decrease as such rates increase. For example, during the Offering Period, an increase in prevailing interest rates of one-half of one percent could be expected to cause the market value of the Fund's zero coupon securities to decrease by more than three percent, and a one-half percent decrease in such rates could be expected to cause the market value of such securities to increase by more than three percent. Such fluctuations may be larger or smaller depending on, among other things, the level of current rates and the time remaining to maturity. As a result, the net asset value of shares of the Fund may fluctuate over a greater range than shares of other mutual funds that invest in Treasury Securities having similar maturities and yields but that make current distributions of interest.

  As an open-end investment company, the Fund is required to redeem its shares upon the request of any shareholder at the net asset value next determined after receipt of the request. However, because of the price volatility of zero coupon Treasury Securities prior to maturity, if it is assumed that the value of the Fund's assets invested in the Equity Portfolio remains constant, a shareholder who redeems shares prior to the Maturity Date may realize an amount that is greater than or less than the purchase price of those shares, including any front-end sales charges paid. Even if the market value of the zero coupon securities does not fluctuate substantially, any increase in their value may be more than offset by declines in the value of the Equity Portfolio, so that a shareholder redeeming shares prior to the Maturity Date could receive less than the amount originally invested.

  Each year the Fund will be required to accrue an increasing amount of income on its zero coupon Treasury securities utilizing a constant interest rate method which takes into account the compounding of accrued interest. To maintain its tax status as a regulated investment company and also to avoid imposition of excise taxes, however, the Fund will be required to distribute dividends equal to substantially all of its net investment income, including the accrued income on its zero coupon Treasury Securities for which it receives no payments in cash prior to their maturity. Dividends of the Fund's net investment income and distributions of its short-term capital gains will be taxable to shareholders as ordinary income for income tax purposes, whether received in cash or reinvested in additional shares. See "Taxes." However, a shareholder who elects to receive dividends and distributions in cash, instead of reinvesting these amounts in additional shares of the Fund, may realize an amount on or after the Maturity Date that is less than the entire amount originally invested. ACCORDINGLY, THE FUND MAY NOT BE APPROPRIATE FOR INVESTORS WHO WOULD REQUIRE CASH DISTRIBUTIONS FROM THE FUND IN ORDER TO MEET THEIR CURRENT TAX OBLIGATIONS RESULTING FROM THEIR INVESTMENT. Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local income taxes in their individual circumstances.

  Two-Tier Structure. The two-tier master-feeder structure pursuant to which the Fund invests in the Equity Portfolio involves certain risks to investors in the Fund that would not arise in a conventional single-tier fund. See "Special Information Concerning the Two-Tier Structure."

  Liquidity. In order to generate sufficient cash to meet distribution requirements and other operational needs and to redeem its shares on request, the Fund may be required to limit reinvestment of capital on the disposition of its interest in the Equity Portfolio and may be required to liquidate some or all of its interest in the Equity Portfolio over time. The Fund may be required to effect these liquidations at a time when it is otherwise disadvantageous to do so. If the Fund realizes capital losses on dispositions of interests in the Equity Portfolio that are not offset by capital gains on the disposition of other interests in the Equity Portfolio, the Fund may be required to liquidate a disproportionate amount of its zero coupon securities or borrow money, in an amount not exceeding 5% of the Fund's total assets, to satisfy the distribution and redemption requirements described above. The liquidation of zero coupon Treasury Securities and the expenses associated with borrowing money in these circumstances could render the Fund unable to meet its Repayment Objective. Under the terms of the Manager's Guarantee, however, Eligible Investors who hold all of their shares until the Maturity Date will be certain of receiving at least the full amount of their original investment in the Fund.

  Foreign Investment. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and the Equity Portfolio's foreign investments may present more risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of the Equity Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to the Equity Portfolio. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by tax withheld at source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case the Equity Portfolio could lose its entire investment in a certain market), limitations on the removal of moneys or other assets of the Equity Portfolio, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

  Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

  The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

  Depositary Receipts. The Equity Portfolio may invest in ADRs, EDRs and GDRs. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs are typically issued by foreign banks or trust companies and traded in Europe. GDRs may be issued by a domestic or foreign bank or trust company and may be traded in several markets. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. Depositary receipts also involve the risks of other investments in foreign securities, as discussed above.

  Foreign Currencies. As a matter of fundamental policy, neither the Fund nor the Equity Portfolio will engage in transactions intended to hedge foreign exchange risk. The Equity Portfolio may, however, enter into forward foreign currency contracts to provide for its obligations at the time of settlement of securities transactions. Investments in foreign securities will usually be denominated in foreign currency, and the Equity Portfolio may temporarily hold funds in foreign currencies. The value of the Equity Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Equity Portfolio may incur costs in connection with conversions between various currencies. The Equity Portfolio's net asset value will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by the Equity Portfolio to owners of beneficial interests. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local government intervention).

SPECIAL INFORMATION CONCERNING THE TWO-TIER STRUCTURE

  The Fund is an open-end management investment company which seeks to achieve its investment objectives by investing a portion of its investable assets in the Equity Portfolio, a separate registered investment company that is taxable as a partnership for Federal tax purposes, and investing the remainder of its assets directly in zero coupon Treasury Securities. Both the Fund and the Equity Portfolio are managed by AIG Capital Management Corp. By investing in the Equity Portfolio, the Fund differs from mutual funds that directly acquire and manage their entire portfolio of securities. The Fund has adopted this two-tier structure because the Equity Portfolio, by offering interests to other investors in addition to the Fund, may be able to allocate certain expenses over a larger asset base than the Fund would be able to if it were to invest all its assets directly. For this reason the Board believes that the aggregate per share expenses of the Fund (including its proportionate share of the expenses of the Equity Portfolio) will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund that are invested in the Equity Portfolio were instead invested directly by the Fund in the type of securities held by the Equity Portfolio, although there can be no assurance that this will be the case. See "Investment Objectives and Management Policies -- First Global Equity Portfolio" and "-- Other Investment Policies."

  The investment objectives of the Fund may be changed only with the approval of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The investment objective of the Equity Portfolio may be changed only with the approval of a majority, as defined in the 1940 Act, of the outstanding beneficial interests of the Equity Portfolio. Due to the two-tier structure of the Fund, the overall investment objectives of the Fund differ from those of the Equity Portfolio. Beneficial interests in the Equity Portfolio are held by the Fund and may be held by other investors, including other open-end investment companies. The Fund has agreed that, if any matter is put to a vote of the holders of the Equity Portfolio's beneficial interests, the Fund will vote its interest in the Equity Portfolio in accordance with instructions received from the holders of the Fund's shares. Shareholders of the Fund will be provided with at least 30 days' written notice of any proposed changes to the investment objectives of the Fund or the Equity Portfolio.

  The members of the Board of Directors of the Company are the same as the Trustees of the Equity Portfolio. Both the Board and the Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest that may arise as a result. For information about the Board and the Trustees, see the Statement of Additional Information.

  In addition to selling a beneficial interest to the Fund, the Equity Portfolio may sell beneficial interests to other mutual funds or institutional investors. Beneficial interests may be offered and sold only in transactions exempt from the registration requirements of the 1933 Act. The Equity Portfolio's Declaration of Trust prohibits it from selling beneficial interests to individuals, S corporations (as defined in the Internal Revenue Code (S) 1361 et seq.), partnerships and grantor trusts. All investors will invest in the Equity Portfolio on the same terms and conditions and will bear a proportionate share of the Equity Portfolio's expenses. However, the other mutual funds that may in the future invest in the Equity Portfolio may sell their own shares with sales charges and expenses different from those of the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Equity Portfolio. Such differences in return are not uncommon and are present in other mutual fund structures. As of the date of this Prospectus, there is only one other registered investment company that invests in the Equity Portfolio, the AIG Children's World Fund -- 2005. In the future, information concerning the AIG Children's World Fund -- 2005 and other funds sold by your broker that invest in the Equity Portfolio may be obtained from your broker, or by calling the Fund's principal underwriter, AIG Equity Sales Corp. (the "Distributor") at
(800) 862-3984.

  The Fund is a series of the Company. The Company may withdraw the investment of the Fund from the Equity Portfolio at any time if the Board determines that it is in the best interest of the Fund to do so and a majority of the shares of the Fund, as defined in the 1940 Act, approve such action. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity with investment objectives and restrictions consistent with the Fund's objectives and restrictions or the retaining of a new investment adviser to manage the Fund's assets in accordance with the investment policies described herein.

  Certain changes in the Equity Portfolio's investment objectives, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Equity Portfolio's investment objectives or restrictions, may require withdrawal of the Fund's interest in the Equity Portfolio. Any such withdrawal could result in a distribution of the Equity Portfolio's securities to the Fund in kind (as opposed to a cash distribution). In this case, the securities received by the Fund may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests such as borrowing.

  Smaller funds investing in the Equity Portfolio may be materially affected by the actions of larger funds investing in the Equity Portfolio. For example, if a large fund withdraws from the Equity Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Additionally, because the Equity Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may redeem their shares). Also, funds with a greater pro rata ownership in the Equity Portfolio could have effective voting control of the operations of the Equity Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Equity Portfolio (other than a vote by the Fund to continue the operation of the Equity Portfolio upon the withdrawal of another investor in the Equity Portfolio), the Company will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Company will vote the shares held by the Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

INVESTMENT ADVISORY SERVICES

THE MANAGER

  The Manager, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is an indirect wholly owned subsidiary of AIG. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. At September 30, 1996, members of the Manager's Investment Committee and their teams of investment professionals supervised the management of assets in excess of $68 billion, of which approximately $10 billion represented third party funds. See "-- The Investment Process" and "-- The Subadvisor" below.

  The Manager also manages the AIG Children's World Fund--2005, another series of the Company, and the AIG Money Market Fund, a separate money market investment portfolio of a registered investment company. The principal business address of the Manager is 70 Pine Street, New York, New York 10270.

  The Manager serves as the Fund's and the Equity Portfolio's investment adviser, is responsible for the management of the assets of the Fund and the Equity Portfolio and continually reviews and supervises the Fund's and the Equity Portfolio's investment program, subject to the supervision of, and policies established by, the Board and the Trustees of the Equity Portfolio. The Manager is assisted in the performance of these services by an affiliated Subadvisor. See "-- The Subadvisor" below. The Manager is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Fund (other than its interest in the Equity Portfolio) and 1.20% of the average daily net assets of the Equity Portfolio. The Fund and the Equity Portfolio will be responsible for all expenses other than those assumed by the Manager including those for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody, shareholder relations and insurance costs.

  The Manager has agreed that, in the event that the total expenses of the Fund, including the Fund's proportional share of the expenses of the Equity Portfolio, but excluding interest, taxes, brokerage commissions and extraordinary expenses, should exceed 1.95% of the average daily net assets of the Fund, the Manager will limit the Fund's expenses to the extent of any such excess, subject to reimbursement by the Fund as described below. The total amount of any excess so limited by the Manager is referred to as the "Refunded Amount." The Manager has agreed to maintain this expense limitation until at least March 30, 1998. The Manager has no obligation to waive its fee or reimburse any expenses of the Fund thereafter. The Fund and the Manager have also agreed that, for the thirty-six months following the end of the Offering Period, if the Fund's total expenses (calculated as described above) are less than 1.95% per annum of average daily net assets of the Fund, the Fund will pay to the Manager an expense reimbursement fee, relating to any expenses waived or reimbursed by the Manager during the Offering Period, computed and paid monthly, such that after such reimbursement the aggregate expenses of the Fund will not exceed 1.95% per annum. The total amount of such expense reimbursement fees will not exceed the Refunded Amount plus the Manager's related financing costs. The Board of Directors of the Fund has agreed that any related financing costs would be calculated at an interest rate of prime rate plus 1%.

THE INVESTMENT PROCESS

  The Manager has established a committee (the "Investment Committee") that is responsible for the asset allocation of the Fund and the Equity Portfolio and carrying out their respective investment policies. The members of the Investment Committee are officers of the Manager, affiliated investment advisors (see "-- The

Subadvisor" below) or regional affiliates of the Manager to whom the Manager or Subadvisor have access under service arrangements. The members of the Investment Committee meet monthly, and meet in person quarterly, to determine collectively the allocation of the assets of the Fund between zero coupon Treasury Securities and the Equity Portfolio, as well as the allocation of the assets of the Equity Portfolio on a regional basis. Members of the Investment Committee, assisted by a team of investment professionals, are primarily responsible for the Equity Portfolio's country and stock selection within their respective global region. Currently the members of the Investment Committee are:

  IAN P. BUTTER. Mr. Butter has been a Director of AIG Global Investment Corp. (Europe) Ltd ("AIG Global Europe") in London since January 1992, where he also served in a trading capacity since 1988. In January 1996, Mr. Butter transferred to AIG Global Europe's Japanese affiliate where he currently serves as Chief Investment Officer of AIG Global Investment Corp. (Japan).

  IAN M. COULMAN. Mr. Coulman is Director of Global and Emerging Market Fixed Income of AIG Global Europe. Prior to joining AIG Global Europe in 1991, he was a multicurrency fixed income portfolio manager at Lombard Odier Investment Management in London.

  PATRICK DEMPSEY. Mr. Dempsey is Managing Director, Fixed Income, of AIG Global Europe in London. He has been a Director of AIG Global Europe since he joined it at its inception in 1988 as a founding Director.

  ARTHUR DJANG. Mr. Djang is Vice President, Global Risk Management of AIG Global Investment Corp. ("AIG Global"), which he joined in 1996. Prior to joining AIG Global, he was Vice President and head of the Portfolio Advisory Group at J.P. Morgan Securities, Inc. in New York.

  JIM GIBBONS. Mr. Gibbons is Managing Director and Fixed Income Portfolio Supervisor of AIG Global, which he joined in 1987, and is also a Director of AIG Global Europe. Prior to joining AIG Global, he worked in the Corporate Treasury Department at Unilever Corp.

  BRIAN MCCARTHY. Mr. McCarthy is Vice President, International Fixed Income, of AIG Global, which he joined in March 1994. Prior to joining AIG Global, he was Vice President, International Fixed Income Research, of Alliance Capital.

  ROBERT B. MEYER. Mr. Meyer is Managing Director and U.S. Equity Portfolio Manager of AIG Global, which he joined in 1979. Prior to joining AIG Global, he was a security analyst for Royal Insurance Company in New York.

  WIN J. NEUGER. Mr. Neuger, who acts as Chairman of the Investment Committee, is Chief Investment Officer of AIG, which he joined in February 1995, and Chief Investment Officer of the Manager, which he joined in August 1995. Mr. Neuger has been a Director, Chairman of the Board and President of AIG Global since March 1995 and has served as a Director of AIG Global Europe since April 1995. Prior to joining these companies, Mr. Neuger was with Bankers Trust Company, where he was a Senior Vice President and, since October 1991, a Managing Director in the investment management area.

  YUKIHIRO NISHIMIYA. Mr. Nishimiya has been a portfolio manager for AIG Global since July 1996. From October 1990 until July 1996, he was a portfolio manager for AIG Global Investment Corp. (Japan).

  PETER SOO. Mr. Soo is Regional Director, Fund Management, of AIG Global Investment Corp. (Asia), Limited, which does business in Asia as AIG Investment Corporation (Asia), Limited, and which he joined in 1989.

  A member of the Investment Committee will be responsible for the day-to-day implementation of the Investment Committee's strategy. The minimum percentage of the Fund's assets that must be allocated to zero coupon Treasury Securities in order to provide for the Repayment Objective can be mathematically determined on any given day from the yield on the zero coupon Treasury Securities and the amount then entitled to the benefit of the Repayment Objective. When shares are purchased, any adjustment to the portion of the proceeds to be allocated to zero coupon Treasury Securities required by variations in bond yield between Investment Committee meetings will be determined under guidelines set down by the Investment Committee. The balance of the purchase price will be invested in the Equity Portfolio. After the Offering Period, the Fund anticipates adjustments in its holding of zero coupon Treasury Securities solely to meet requests for redemption and, if required, to make payments of dividends and distributions. See "Proposed Operations of the Fund."

  When shares are redeemed, the Manager will ordinarily redeem the proportional interest of those shares in the Fund's zero coupon Treasury Securities and in the Equity Portfolio, determined on the basis of current net asset value. The Manager may elect to take a greater proportion of a redemption from the Equity Portfolio if it deems it more prudent to do so. Should a shareholder elect to have dividends paid by the Fund in cash rather than reinvested in additional shares of the Fund, the amount required to be paid will be taken from the Fund's zero coupon Treasury Securities and the Equity Portfolio in the same proportion that the dividend income was generated, provided that the amount of zero coupon Treasury Securities to be sold for this purpose will be reduced (and the interest in the Equity Portfolio to be redeemed correspondingly increased) to the extent necessary to protect the Repayment Objective for those shareholders who reinvest all dividends and distributions. Pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving at least the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

  Generally, the regional allocations within the Equity Portfolio will be managed between the regular meetings in accordance with the policy established at the most recent meeting; however, in exceptional circumstances, such as subsequent market developments of a material nature, an ad hoc meeting will be called to review policy.

THE SUBADVISOR

  The Manager has entered into subadvisory agreements with AIG Global, which is a wholly owned subsidiary of AIG and registered under the Advisers Act. Pursuant to its subadvisory agreements, AIG Global provides investment advisory services to the Manager in respect of the management of the Fund's zero coupon Treasury Securities and in respect of the management of the assets of the Equity Portfolio and officers of AIG Global provide representation on the Investment Committee (see "The Investment Process"). Under the subadvisory agreements with AIG Global, the Manager pays AIG Global a fee which is calculated daily and paid monthly at an annual rate of 0.0825% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.15% of the average daily net assets of the Equity Portfolio. These fees are all paid from the management fee paid to the Manager. The principal office of AIG Global is 70 Pine Street, New York, New York 10270.


  PORTFOLIO TRANSACTIONS. The agreements of the Fund and the Equity Portfolio with the Manager recognize that in the purchase and sale of portfolio securities, the Manager and the Subadvisor will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or the Subadvisor. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected solely on the basis of the most favorable brokerage commission rates, and research and analysis received may be useful to the Manager and the Subadvisor in connection with their services to other clients as well as the Fund and the Equity Portfolio. In over-the-counter markets, orders are placed with primary market-makers unless a more favorable execution price is believed to be obtainable.

  Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board and the Trustees of the Equity Portfolio may determine, the Manager and the Subadvisor may consider sales of shares of other mutual funds managed by the Manager as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund or the Equity Portfolio.

  PORTFOLIO TURNOVER. A change in securities held by the Fund or the Equity Portfolio is known as "portfolio turnover," which may result in the payment by the Fund or the Equity Portfolio of dealer spreads or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of both the Fund and the Equity Portfolio to hold securities for investment, changes will be made from time to time when the Manager or the Subadvisor believes such changes will strengthen the investments of the Fund or the Equity Portfolio. After the Offering Period, the Manager does not expect any portfolio turnover in the Fund's zero coupon Treasury Securities except for turnover related to redemptions or the non-reinvestment of dividends. The portfolio turnover of the Equity Portfolio is not expected to exceed 100% per annum.

  VALUATION. The net asset value of the shares of the Fund is determined each day, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. New York City time) on each day that the NYSE is open. During the Offering Period, zero coupon Treasury Securities will be valued at the average of the last reported bid and ask prices; thereafter, in order to ensure that an adequate amount of zero coupon Treasury Securities is maintained to achieve the Repayment Objective when shares of the Fund are redeemed, zero coupon Treasury Securities will be valued at the last reported bid. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market in which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board and by the Trustees of the Equity Portfolio. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Board or the Trustees of the Equity Portfolio determines that this amortized cost value does not represent fair market value.

AMERICAN INTERNATIONAL GROUP, INC.

  AIG is a Delaware corporation which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related and financial services activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. AIG's general insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance; one or more of these companies is licensed to write substantially all of these lines in all states of the United States and in more than 100 foreign countries. AIG's life insurance subsidiaries offer a wide range of traditional insurance and financial and investment products; one or more of these subsidiaries is licensed to write life insurance in all states in the United States and in over 70 foreign countries. At September 30, 1996, AIG and its consolidated subsidiaries had total assets of approximately $144.6 billion and capital funds of approximately $21.1 billion; consolidated net income for the nine months then ended was $2.1 billion. Consolidated net income for the year ended December 31, 1995 was $2.5 billion. The Statement of Additional Information incorporates by reference AIG's financial statements and certain other information about AIG. At December 31, 1995, AIG and its consolidated subsidiaries had more than 34,500 employees. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270 and its telephone number is (212) 770-7000.

DIVIDENDS AND DISTRIBUTIONS

  Dividends consisting of substantially all of the Fund's net investment income, if any, are declared and paid annually. The Fund may also declare an additional dividend of net investment income and net realized capital gains in a given year to the extent necessary to avoid the imposition of federal excise taxes on the Fund. Distributions consisting of substantially all the realized net capital gains for the Fund are declared and paid on an annual basis, except that an additional capital gain distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Declared dividends and distributions are payable to the shareholder of record on the record date.

  Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check or are wire transferred in accordance with the shareholder's instructions. Pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving at least the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

TAXES

  The following is a summary of some of the tax considerations relating to the Fund. This discussion is general in nature and should not be regarded as an exhaustive presentation. Additional tax information is included in the Statement of Additional Information, which shareholders may request.

  The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For each year it so qualifies, the Fund will generally not be subject to federal income taxes on its net investment income and realized net capital gains, if any, which it timely distributes to its shareholders, provided that at least 90% of the sum of its net investment income and net short-term capital gains are distributed to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether received in cash or reinvested in additional shares.

  The zero coupon Treasury Securities will be treated as bonds that were issued to the Fund at an original issue discount. Original issue discount is treated as interest for federal income tax purposes and the amount of original issue discount generally will be the difference between the bond's purchase price and its stated redemption price at maturity. The Fund will be required to include in gross income for each taxable year the daily portions of original issue discount attributable to the zero coupon Treasury Securities held by the Fund as such original issue discount accrues. Dividends derived from such original issue discount that accrues for such year will be taxable to shareholders as ordinary income. In general, original issue discount accrues daily under a constant interest rate method which takes into account the compounding of accrued interest. In the case of zero coupon Treasury Securities, this method will generally result in an increasing amount of income to the Fund each year.

  Distributions by a regulated investment company from net capital gains, i.e., the excess of net long-term capital gains over any net short-term capital losses, designated by the Fund as capital gain dividends are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders.

  Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a capital gain dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent of the capital gain dividend received. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

  The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, not distributed to shareholders in accordance with a calendar year distribution requirement. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

  Portions of the Fund's investment income may be subject to foreign income taxes withheld at source. The Fund does not expect to qualify to "pass through" to its shareholders credit for such foreign taxes paid. If, however, the Fund does qualify to pass through foreign tax credits, the Fund will elect to do so.

  Investors should carefully consider the tax implications of purchasing shares of the Fund just prior to the declaration of a dividend or capital gain distribution, which would be subject to taxation as described above notwithstanding that it is in effect a return of investment.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS

AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $100 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $100 ANNUALLY THAT MAY BE DEBITED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

  Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local income taxes on the Fund and in their individual circumstances.

THE ADMINISTRATOR

  PFPC International Ltd. serves as the Fund's and the Equity Portfolio's administrator and accounting agent. PFPC International Ltd.'s principal business address is 80 Harcourt Street, Dublin, Ireland. Pursuant to the administration and accounting agreements with the Fund and the Equity Portfolio, it assists the Fund and the Equity Portfolio in all aspects of their administration and operations, including matters relating to the maintenance of financial records and Fund and Equity Portfolio accounting.

THE TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  PFPC Inc. serves as the Fund's transfer agent and dividend disbursing agent. Some services may be provided by sub-transfer agents. PFPC Inc.'s principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

CUSTODIANS

  PNC Bank, National Association ("PNC Bank"), Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian of the assets of the Fund. State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, Quincy, Massachusetts 02171 serves as custodian of the assets of the Equity Portfolio. State Street is authorized to establish and has established separate accounts in foreign currencies and is authorized to cause securities of the Equity Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks. Rules adopted under the 1940 Act permit the Fund and the Equity Portfolio to maintain their securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Equity Portfolio's securities and cash, when invested in securities of foreign countries, are held by subcustodians who are approved by the Board and by the Trustees of the Equity Portfolio in accordance with the rules of the Securities and Exchange Commission. Selection of the subcustodians is made by the Board and the Trustees following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of an institution, the ability of the institution to capably perform custodial services for the Equity Portfolio, the reputation of the institution in its national market, and the political and economic stability of the countries in which the subcustodians will be located. In addition, the 1940 Act requires that foreign subcustodians, among other things, have stockholders' equity in excess of $200 million, have no lien on the assets of the Fund or the Equity Portfolio, and maintain adequate and accessible records.

SHAREHOLDER SERVICING AGREEMENT

  Under the Shareholder Servicing Agreement, the Distributor provides information and administrative services for Fund shareholders. The Distributor enters into related arrangements with various financial services firms, such as broker-dealer firms or banks (which may be affiliated with the Distributor), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions and answering routine shareholder inquiries regarding the Fund and its special features. The Distributor bears all its expenses for providing services pursuant to the Shareholder Servicing Agreement, including the payment of any service fees. For services under the Shareholder Servicing Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of those accounts in the Fund that it maintains and services. A broker-dealer or bank becomes eligible for the service fee from the time of purchase based on assets in the accounts serviced by it, and the fee continues until terminated by the Distributor or the Fund. The fees payable to financial services firms are calculated monthly and paid quarterly by the Distributor.

  The Distributor also may provide some of the above shareholder services and may retain any portion of the fee under the Shareholder Servicing Agreement not paid to broker-dealers or banks to compensate itself for shareholder servicing functions performed for the Fund's shareholders. Currently, the shareholder servicing fee payable to the Distributor is based only upon Fund assets in accounts for which there is a broker-dealer or bank listed on the Fund's records and it is intended that the Distributor will pay all the shareholder servicing fees that it receives from the Fund to broker-dealers or banks in the form of service fees. The effective shareholder servicing fee rate to be charged against all assets of the Fund while this procedure is in effect would depend upon the proportion of the Fund's shares that are in accounts for which there is a broker-dealer or bank of record.

RULE 12b-1 PLAN

  Under a plan of distribution adopted by the Board pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay the Distributor a distribution fee during the Offering Period at the annualized rate of up to 0.50% of the average daily net assets of the Fund. The Plan will terminate on the last day of the Offering Period (including any extension thereof). The Plan is intended to reimburse the Distributor for expenses it incurs in connection with the distribution of the shares of the Fund. Distribution expenses of the Distributor that are reimbursable under the Plan include the payment of commissions to broker-dealers and interest on any unreimbursed amounts carried forward thereunder, the cost of any additional compensation paid by the Distributor to broker-dealers, the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Fund, the costs of developing, printing, distributing and publishing advertisements and other sales literature, and allocated costs relating to the Distributor's distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. Rules adopted by the National Association of Securities Dealers, Inc. effectively limit the total amount of Rule 12b-1 fees and sales charges that may be charged to a shareholder of the Fund to 6.25% of the amount invested plus the Distributor's associated financing costs.

PURCHASES OF SHARES

  Shares of the Fund may be purchased from investment dealers during the Offering Period at the public offering price, which is the net asset value next determined plus a sales charge that is a percentage of the public offering price and varies as shown below. You may also purchase shares directly from the Fund's transfer agent, PFPC Inc., by completing the Account Application attached to this Prospectus and mailing it to AIG Retiree Fund -- 2003, PO Box 8935, Wilmington, Delaware 19899-8935. The minimum investment is $2,500, and the minimum subsequent investment is $100. However, you may choose to make an initial investment of as little as $1,000 and reach the $2,500 minimum with several additional investments during the Offering Period. The minimum investment for an Individual Retirement Account ("IRA") or employee benefit plan account is $2,000, and the minimum subsequent investment is $50; for these accounts you may choose to make an initial investment of as little as $250 and reach the $2,000 minimum with several additional investments during the Offering Period. To do this you must indicate on the Account Application your intent to invest at least the $2,500 minimum (or $2,000 for IRAs and employee benefit plans) by the end of the Offering Period. If you have not invested at least the minimum amount by the end of the Offering Period, the Fund may redeem your shares (which may occur at a time when the net asset value is less than when you invested) or the Fund may impose an annual account keeping fee of $10. This fee may be changed at any time in management's discretion. The investment minimums may be waived by the Distributor in instances where the Distributor determines that it is necessary or appropriate to do so.

                        INVESTMENT SALES LOAD SCHEDULE

                                                      SALES LOAD AS A
                                                       PERCENTAGE OF    REGULAR
                                                     -----------------  DEALER
                                                                NET    DISCOUNT
                                                               AMOUNT  AS A % OF
                                                     OFFERING INVESTED OFFERING
AMOUNT OF PURCHASE                                    PRICE    (NAV)*    PRICE
------------------                                   -------- -------- ---------
Less than $100,000..................................   4.75%    4.99%    4.25%
$100,000 up to $249,999.............................   4.00     4.17     3.60
$250,000 up to $499,999.............................   3.00     3.09     2.70
$500,000 up to $999,999.............................   2.00     2.04     1.80
$1 million and above................................   0.00**   0.00**    ***

--------
  * Rounded to the nearest one-hundredth of one percent.
 **Redemption of shares may be subject to a contingent deferred sales charge, as discussed below.
***Commission may be payable by the Distributor as discussed below.

  Shares of the Fund will be offered to investors only during the Offering Period. The Fund may at its option extend or shorten the Offering Period. During the Offering Period the shares will be offered at their net asset value plus the applicable sales charge, if any, as shown in the table above. The Fund does not expect that its shares will be offered after the end of the Offering Period. The offering of shares of the Fund shall be subject to suspension or termination as provided under "Investment Objectives and Management Policies -- Proposed Operations of the Fund." In addition, the offering of shares may be suspended from time to time during the Offering Period at the discretion of the Manager. During any period in which the public offering of shares is suspended or terminated, shareholders will still be permitted to reinvest dividends and distributions in shares of the Fund.

  Certificates representing the Fund's shares will not be issued. PFPC Inc., the Fund's transfer agent, maintains a record of each shareholder's ownership. Shareholders receive confirmations of all transactions in Fund shares and periodic statements reflecting share balances and dividends.

  The Fund receives the entire net asset value of all shares sold. The Distributor retains the sales charge from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

  Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and the Distributor may pay them a transaction fee up to the level of the discount or other concession allowable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

  In addition to the discounts or commissions described above, the Distributor or the Manager may, from time to time, pay or allow additional concessions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. In some instances, such discounts or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by the Distributor. Such concessions may be paid as a lump sum or be periodic and may be up to 0.25% of the value of shares sold by a dealer, plus additional compensation for continuing due diligence or other services.

  Shares of the Fund may be purchased at net asset value by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 provided in either case that such plan has not less than 200 eligible employees.

  Shares of the Fund may also be purchased at net asset value by any purchaser provided that the amount invested in the Fund or certain other funds totals at least $1,000,000, including purchases pursuant to the "Letter of Intent" and "Cumulative Discount" features described under "Special Features" (the "Large Purchase Privilege"). The other funds for which the Large Purchase Privilege is available will vary from time to time because they are generally offered only for limited periods. As of the date of this Prospectus, the Large Purchase Privilege is available only with respect to the Fund and the AIG Children's World Fund -- 2005. In the future, you may obtain a list of the funds for which the Large Purchase Privilege is available and request a prospectus by telephoning (800) 862-3984.

  A contingent deferred sales charge of 1% may be imposed upon redemption of shares of the Fund that are purchased under the Large Purchase Privilege if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed less the above exclusions. The contingent deferred sales charge will be waived in the event of redemption of shares of a shareholder (including a registered joint owner) who has died or who, after purchase of the shares being redeemed, becomes totally disabled (as evidenced by a determination by the federal Social Security Administration).

  Shares of the Fund purchased under the Large Purchase Privilege may be exchanged for shares of certain other funds managed by the Manager under the exchange privilege described under "Special Features -- Exchange Privilege" without paying any contingent deferred sales charge at the time of exchange. If the shares received in exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

  The Distributor may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of the Fund to employer sponsored employee benefit plans at net asset value up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million during the Offering Period, 0.50% on the next $5 million and 0.25% on amounts over $10 million during the Offering Period. The Distributor may in its discretion compensate investment dealers or other financial service firms in connection with the sale of shares of the Fund in accordance with the Large Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, the Distributor will consider the cumulative amount invested by the purchaser in the Fund and other funds eligible for the Large Purchase Privilege.

  Shares may be sold to officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its subadvisors, its principal underwriter or certain affiliated companies, for themselves or members of their families, or to any trust, pension, profit-sharing or other benefit plan for only such persons at net asset value in any amount. Shares may be sold at net asset value in any amount to registered representatives and employees of broker-dealers having selling group agreements with the Distributor and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children, or to any trust or pension, profit-sharing or other benefit plan for only such persons. Shares may be sold at net asset value in any amount to officers, trustees, directors and employees of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with the Distributor or one of its affiliates, for themselves or members of their families, or to any trust, pension or profit-sharing or other benefit plan for only such persons. Additionally, shares may be sold at net asset value in any amount to officers, trustees, directors and employees of certain other firms that provide services for the benefit of the Fund and their affiliates, for themselves or members of their families, or to any trust, pension, profit-sharing or other benefit plan for only such persons.

  Shares of the Fund may be sold at net asset value through certain investment advisers registered under the Advisers Act and other financial services firms that adhere to certain standards established by the Distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay a fee to the investment adviser or other firm. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

  The sales charge scale is applicable to purchases made at one time by any "purchaser," which includes an individual, or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account, or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Distributor for recordkeeping and other expenses relating to these nominee accounts. See "Shareholder Servicing Agreement." In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of the Distributor, may receive compensation from the Fund through the Distributor for these services. This prospectus should be read in conjunction with such firms' material regarding their fees and services.

  Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value next determined after receipt by the Distributor of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Investment Advisory Services -- Valuation") and received by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. Dealers and other financial services firms are obligated to transmit orders promptly. Payment for purchase orders must be made by check (a check drawn on a foreign bank will not be accepted) or Federal Reserve Draft or by wiring Federal Funds to the Fund's Transfer

Agent. Checks should be made payable to AIG Retiree Fund--2003. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

  The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholders should direct their inquiries to the Distributor or to the firm from which they received this prospectus.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL

  Any shareholder may require the Fund to redeem his or her shares. However, as explained more fully in "Investment Objectives and Management Policies --
 The Manager's Guarantee", shareholders who redeem some or all of their shares before the Maturity Date will not be certain to receive the full amount of their original investment (including any front-end sales charges paid) on or after the Maturity Date. As noted previously, pursuant to the terms of the Manager's Guarantee, shareholders who wish to be certain of receiving at least the full amount of their original investment must reinvest all dividends and distributions in additional shares and hold all their shares until the Maturity Date.

  When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem them by making a written request with signatures guaranteed to AIG Retiree Fund -- 2003, PO Box 8935, Wilmington, Delaware 19899-8935. Written redemption instructions, indicating the name of the Fund and the number of shares to be redeemed, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist in compliance with the Fund's procedures.

  The redemption price will be the net asset value next determined following receipt by the Distributor of a properly executed request with any required documents. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than three business days after receipt of a properly executed request in proper form for transfer. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days from the purchase date. The redemption within one year of shares purchased at net asset value under the Large Purchase Privilege may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares").

  Shareholders can request the following telephone privileges: expedited wire transfer redemptions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Distributor or the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Neither the Fund nor its agents will be liable for any loss, expense or cost arising out of any telephone request pursuant to these privileges, including any fraudulent or unauthorized request, and THE SHAREHOLDER WILL BEAR THE RISK OF LOSS, so long as the Fund or its agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

  If the proceeds of the redemption are $25,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by all registered account holders without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described above, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Distributor with signatures guaranteed. Telephone requests may be made by calling (800) 862-3984. Shares purchased by check may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 15 days. This privilege of redemption of shares by telephone request or by written request without a signature guarantee may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS)

  A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Distributor, which the Fund has authorized to act as its agent. There is no charge by the Distributor with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by the Distributor. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Investment Advisory Services -- Valuation") and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS

  If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Distributor prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Distributor will honor requests by telephone at (800) 862-3984 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $5,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Distributor with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned for at least 15 days. During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the expedited redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

REINSTATEMENT PRIVILEGE

  A shareholder who has redeemed shares of the Fund or certain other funds may reinstate up to the full amount redeemed at net asset value at the time of the reinstatement in shares of the Fund (but only prior to the end of the Offering Period) or, if available, in shares of certain other funds managed by the Manager. A shareholder of the Fund who redeems shares purchased under the Large Purchase Privilege (see "Purchase of Shares") and incurs a contingent deferred sales charge may reinstate up to the full amount redeemed at net asset value at the time of the reinstatement in shares of the Fund (but only prior to the end of the Offering Period) or, if available, in shares of certain other funds managed by the Manager. The amount of any contingent deferred sales charge also will be reinstated. The funds for which these privileges are available will vary from time to time because they are generally offered only for limited periods. As of the date of this Prospectus, the Reinstatement Privilege is not available for any other funds. In the future, you may obtain a list of the funds for which these privileges are available and request a prospectus by telephoning (800) 862-3984. These reinstated shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Purchases through the Reinstatement Privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The Reinstatement Privilege can be used only once as to any specific shares and reinstatement must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in the postponement of the recognition of such loss for federal income tax purposes. The Reinstatement Privilege may be terminated or modified at any time and is subject to the limited Offering Period of the Fund.

SPECIAL FEATURES

LETTER OF INTENT

  By signing a Letter of Intent form, available from your broker or the Transfer Agent, you may become eligible for the reduced sales load applicable to the total number of shares of the Fund and shares of certain other funds managed by the Manager purchased during the Offering Period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of the Offering Period. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase the full amount indicated at the sales load in effect at the time of the signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase shares of any of the eligible funds, you must indicate your intention to do so under a Letter of Intent. The other funds that may be purchased under a Letter of Intent will generally include the various series of the Company and will vary from time to time because some funds will be offered only for limited periods, as described in the applicable prospectus. For a list of the funds for which the Letter of Intent is available and to request a prospectus, telephone (800) 862-3984.

RIGHT OF ACCUMULATION

  YOU MAY QUALIFY FOR A REDUCED SALES CHARGE. Pursuant to the Right of Accumulation, certain investors are permitted to purchase shares of the Fund at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all shares of the Fund, shares of the other series of AIG All Ages Funds, Inc. and shares of certain other funds managed by the Manager, then held by that investor. The following purchases may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.

EXCHANGE PRIVILEGE

  Subject to the following limitations, shares of the Fund and certain other funds may be exchanged for each other at their relative net asset values. Shares purchased by check may not be exchanged until they have been owned for at least 15 days. In addition, shares acquired by such an exchange may not be exchanged thereafter until they have been owned for 15 days. The funds for which this privilege is available will vary from time to time because some funds will be offered only for limited periods, as described in the applicable prospectus. As of the date of this Prospectus, the Exchange Privilege is not available between the Fund and any other funds. For a list of the funds for which the Exchange Privilege is available in the future, and to request a prospectus, telephone (800) 862-3984. Exchanges may be made only for funds that are available for sale in the shareholder's state of residence. The Manager's Guarantee relates only to the Fund and will have no effect on shares that are exchanged for shares of another fund.

  The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request to the Distributor, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Distributor will honor requests by telephone at (800) 862-3984 or in writing, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." During periods when it is difficult to contact the Distributor by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program enables you to authorize checks to be drawn on your checking account at regular monthly or quarterly intervals during the Offering Period for fixed amounts of $100 or more to purchase shares of the Fund. This Program permits you to use the dollar-cost-averaging method to invest in the Fund. The Automatic Investment Program will typically terminate on the last day of the Offering Period. See the terms and conditions on the Account Application.

RETIREMENT PLANS

  An investment in shares of the Fund may be appropriate for certain Individual Retirement Accounts ("IRAs"), self-employed retirement plans and corporate plans. In view of the limited Offering Period of the Fund (see "Purchase of Shares"), the Fund may not be appropriate for periodic contribution plans. Investors who are considering establishing, or purchasing shares of the Fund for, any retirement plan should consult with their own tax advisers before doing so.

  The Fund sponsors IRAs which may also be used as Simplified Employee Pension Plan ("SEP") IRA accounts. Eligible investors may establish an IRA, or a SEP-IRA with their employer, to invest in the Fund.

  PNC Bank, N.A. serves as custodian for the IRAs and SEP-IRAs sponsored by the Fund. the current fees payable to PNC Bank, N.A. for its services as IRA custodian are available upon request. Neither PNC Bank, N.A. nor the Fund administers the SEP-IRAs and therefore no assurance can be given that a particular SEP-IRA is properly administered.

PERFORMANCE

  The Fund may advertise several types of performance information, including "average annual total return" and "total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

  Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

  The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indexes including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Europe Australia Far East ("EAFE") Index and other indexes prepared by Morgan Stanley Capital International. The Fund's performance may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. and Micropal, Ltd. Such performance calculations are generally based upon changes in net asset value with all dividends reinvested.

  The Fund may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The New York Times, The Washington Post, The International Herald Tribune, USA Today, Institutional Investor, Registered Representative and other consumer journals and publications by the U.S. government and its agencies. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds, and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index (TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue Money Fund Report (R) or Money Fund Insight (R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

  The Fund may depict the historical performance of the securities in which the Fund and the Equity Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings (including those of the Equity Portfolio) and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

  The Fund's shares are sold at net asset value plus a maximum sales charge of 4.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. The Fund's returns and net asset value will fluctuate. Except in limited cases described in "Purchases of Shares," shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning the Fund's performance and concerning the historical performance of various types of investments that may be used to provide for retirement needs appears in the Statement of Additional Information. A discussion of the Fund's performance for the fiscal year ended November 30, 1996 appears in its Annual Report to Shareholders, available without charge upon request from the Fund.

ORGANIZATION AND CAPITALIZATION

  The Fund is a series of the Company, an open-end management investment company incorporated under the laws of the State of Maryland on April 4, 1995. The Board of Directors is authorized to issue, create and classify shares of capital stock in separate series and classes thereof without further action by shareholders. To date, shares in the AIG Retiree Fund--2003 described herein and the AIG Children's World Fund--2005 are the only shares authorized. Shares of capital stock have a par value of $.001. Each share of the Company is given one vote. Matters affecting a certain series of the Company, such as approval of new investment advisory agreements and changes in the fundamental policies of a series of the Company, will require the affirmative vote of the shareholders of that series. All shares have non-cumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights. The Company will furnish without charge to each shareholder upon request a full statement of (1) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class that the Company is authorized to issue; and (2)(a) the differences in the relative rights and preferences between the shares of each series of preferred or special class and (b) the authority of the Board to set the relative rights and preferences of subsequent series. The Company does not presently intend to hold annual shareholder meetings, but will do so if requested by the holders of at least ten percent of its outstanding shares for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by the 1940 Act.

  The Equity Portfolio is an open-end management investment company, organized under the laws of Delaware on June 23, 1995 as a trust with limited liability.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

-------------------------------------------------------------------------------
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                           AIG RETIREE FUND -- 2003

                                  A SERIES OF
                           AIG ALL AGES FUNDS, INC.

                               -----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S AND THE EQUITY PORTFOLIO'S
 EXPENSES..................................................................   4
FINANCIAL HIGHLIGHTS.......................................................   6
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES..............................   7
RISK FACTORS...............................................................  15
SPECIAL INFORMATION CONCERNING THE
 TWO-TIER STRUCTURE........................................................  18
INVESTMENT ADVISORY SERVICES...............................................  20
AMERICAN INTERNATIONAL GROUP, INC..........................................  23
DIVIDENDS AND DISTRIBUTIONS................................................  24
TAXES......................................................................  24
THE ADMINISTRATOR..........................................................  26
THE TRANSFER AGENT AND DIVIDEND
 DISBURSING AGENT..........................................................  26
CUSTODIANS.................................................................  26
SHAREHOLDER SERVICING AGREEMENT............................................  27
RULE 12b-1 PLAN............................................................  27
PURCHASES OF SHARES........................................................  28
REDEMPTION OR REPURCHASE OF SHARES.........................................  32
SPECIAL FEATURES...........................................................  35
PERFORMANCE................................................................  37
ORGANIZATION AND CAPITALIZATION............................................  38

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                      AIG
                             RETIREE FUND -- 2003

                             JANUARY 10, 1997

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    PART B

                       AIG CHILDREN'S WORLD FUND - 2005
                     A Series of AIG All Ages Funds, Inc.

                      Statement of Additional Information
                               January 10, 1997

                                 505 Carr Road
                             Wilmington, DE 19809
                                (800) 862-3984

          AIG Children's World Fund -- 2005 (the "Fund") is a diversified series of AIG All Ages Funds, Inc. The Fund has two investment objectives. The first objective is to provide a guaranteed return, on or after November 15, 2005, of the full amount originally invested (including any sales charge paid) by each shareholder who has reinvested all dividends and distributions. The Fund pursues its first objective by investing a portion of its assets in U.S. Treasury zero coupon securities, combined with further assurance from a guarantee by AIG Capital Management Corp., the Fund's investment adviser (the "Manager"). The Manager's obligations under its guarantee will be backed by its parent, American International Group, Inc. ("AIG").

          The Fund's second objective is to achieve total return on capital through both capital growth (realized and unrealized) and income, by investing the balance of its assets primarily in a globally diversified portfolio of equity securities. There can be no assurance that the Fund's investment objective of total return on capital will be achieved.

     The Fund seeks to achieve the investment objective of total return on capital by investing a portion of its investable assets in the First Global Equity Portfolio (the "Equity Portfolio"), a diversified open-end management investment company with the same investment objective. The Fund will directly acquire and manage its portfolio of zero coupon securities. Both the Fund and the Equity Portfolio are managed by AIG Capital Management Corp. and investment advice is provided by affiliated companies.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 10, 1997, and as further amended or supplemented from time to time, a copy of which may be obtained from the Fund upon request. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
General Information................................................... 3

Investment Objectives and Policies.................................... 3

The Manager's Guarantee............................................... 8

Directors, Trustees and Officers...................................... 9

Management and Expenses...............................................13

Rule 12b-1 Plan.......................................................14

Shareholder Servicing Agreement.......................................15

Portfolio Transactions and Brokerage..................................15

Purchase and Redemption of Fund Shares................................16

Distribution Services.................................................17

Valuation.............................................................17

Taxes.................................................................18

Performance Information...............................................19

Other Information.....................................................21

Financial Information.................................................22

Information with Respect to AIG.......................................23

                              GENERAL INFORMATION

     The Fund is a diversified series of AIG All Ages Funds, Inc. (the "Company"), an open-end management investment company.


                      INVESTMENT OBJECTIVES AND POLICIES

OVERVIEW

     The Fund has two investment objectives. The first is to provide a guaranteed return, at any time on or after November 15, 2005 (the "Maturity Date"), of the full amount originally invested by each shareholder who has reinvested all dividends and distributions. The Fund pursues its first objective by investing a portion of its assets in U.S. Treasury zero coupon securities, combined with further assurance from a guarantee by the Manager (the "Manager's Guarantee"). The Manager's obligations under the Manager's Guarantee will be backed by its parent, AIG. The Fund's second objective is to provide total return on capital through both capital growth (realized and unrealized) and income, through investment of the balance of its assets primarily in a globally diversified portfolio of equity securities. The Fund seeks to achieve its second investment objective of total return on capital by investing a portion of its investable assets in the First Global Equity Portfolio (the "Equity Portfolio"), an open-end diversified management investment company, unlike other mutual funds that directly acquire and manage their own portfolio of securities. The investment objectives of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information regarding the Fund's and the Equity Portfolio's investment policies supplements the information contained in the Prospectus.

     Zero Coupon Securities. There are currently two basic types of zero coupon securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face amount only security paying no interest. Zero coupon securities of the U.S. Government and certain of its agencies and instrumentalities and of private corporate issuers are currently available, although the Fund will purchase only those that are direct obligations of the United States Treasury.

     Zero Coupon securities of the U.S. Government that are currently available are called STRIPS (Separate Trading of Registered Interest and Principal of Securities) STRIPS are issued under a program introduced by the U.S. Treasury and are direct obligations of the U.S. Government. The U.S. Government does not issue zero coupon securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market stripping of selected Treasury notes and bonds into individual interest and principal components. Under the program, the U.S. Treasury continues to sell its shares and bonds through its customary auction process. However, a purchaser of those notes and bonds who has access to a book-entry account at a Federal Reserve bank may separate the specified Treasury notes and bonds into individual interest and principal components. The selected Treasury securities may thereafter be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments. The Federal Reserve does not charge a fee for this service; however, the book-entry transfer of interest and principal components is subject to the same fee schedule generally applicable to the transfer of Treasury securities.

     Under the program, in order for a book-entry Treasury security to be separated into its component parts, the face amount of the security must be an amount which, based on the stated interest rate of the security, will produce a semi-annual interest payment of $1,000 or a multiple of $1,000. Once a book-entry security has been separated, each interest and principal component may be maintained and transferred in multiples of $1,000 regardless of the face amount initially required for separation or the resulting amount required for each interest payment.

     Investment banks may also strip Treasury securities and sell them under proprietary names. These securities may not be as liquid as STRIPS and the Fund has no present intention of investing in these instruments.

     STRIPS are purchased at a discount from $1,000. Absent a default by the U.S. Government, a purchaser will receive face value for each of the STRIPS provided the STRIPS are held to their due dates. While STRIPS can be purchased on any business day, they all currently come due on February 15, May 15, August 15 or November 15.

     Foreign Currency Transactions. The Equity Portfolio may enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.


     The Equity Portfolio is not required to enter into forward contracts with regard to settlement of its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or AIG Global Investment Corp. ("AIG Global" or the "Subadvisor"). Forward foreign currency exchange contracts do not eliminate fluctuations in the underlying price of the securities. They simply establish a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the currency being traded, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Equity Portfolio at one rate, while offering a lesser rate of exchange should the Equity Portfolio desire to resell that currency to the dealer.

     Borrowing. The Fund or the Equity Portfolio may from time to time borrow money for extraordinary or emergency purposes in an amount up to 5% of its total assets from banks at prevailing interest rates. This policy is fundamental. Should the Fund or the Equity Portfolio, for any reason, have borrowings that do not meet this test, then within three business days, it must reduce such borrowings so as to meet the foregoing test. Under these circumstances, the Fund or the Equity Portfolio may have to liquidate its holdings at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of the Fund or the Equity Portfolio, as relevant, to rise faster than could be the case without borrowings.

Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Fund or Equity Portfolio, as relevant, could decrease faster than if there had been no borrowings.

     Lending of Portfolio Securities. Neither the Fund nor the Equity Portfolio may lend its holdings of securities. These are fundamental policies of the Fund and the Equity Portfolio.


     Except as noted above, the foregoing investment policies of the Fund and the Equity Portfolio are not fundamental and the Board of Directors of AIG All Ages Funds, Inc. or the Trustees of the Equity Portfolio, as relevant, may change such policies without the vote of a majority of outstanding voting securities (as defined in the 1940 Act) of the Fund or the Equity Portfolio, as relevant.


     Portfolio Turnover. The Equity Portfolio may generally change its portfolio investments at any time in accordance with the Manager's or the Subadvisor's appraisal of factors affecting any particular issuer or the market economy in general. The Equity Portfolio anticipates that the annual rate of portfolio turnover will not exceed 100% per annum. After the Offering Period, the Fund does not anticipate any portfolio turnover in its holding of zero coupon securities except as necessary to meet requests for redemption and in connection with the non-reinvestment of dividends.

ADDITIONAL INVESTMENT RESTRICTIONS FOR THE FUND AND THE EQUITY PORTFOLIO

     Except as expressly indicated otherwise, the following additional restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund or the Equity Portfolio, as relevant. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares, or (2) 67% or more of the shares present at a shareholder's meeting, if more than 50% of the outstanding shares are represented at the meeting in person or in proxy.

     The Fund may not:

     (1) Issue senior securities (i.e., any security evidencing indebtedness or any stock of a class having priority over any other class as to distribution of assets or payment of dividends), provided that the Fund may borrow money as described in clause (5) below.

     (2)   Make short sales of securities.

     (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of its Treasury Securities.

     (4) Write put or call options on securities.

     (5) Borrow money, except from banks for extraordinary or emergency purposes, or invest borrowed funds in additional securities. Such borrowing may not exceed 5% of the Fund's total assets.

     (6) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     (7) Purchase, sell or hold any real estate or real estate mortgage loans.


     (8) Purchase or sell any commodities or commodity contracts, including futures contracts.

     (9) Make loans or lend the Treasury Securities it holds in furtherance of the Repayment Objective.

     (10) Invest in any securities other than (i) Treasury Securities and (ii) beneficial interests in the Equity Portfolio or of another issuer that has investment objectives, policies and limitations substantially similar to those of the Equity Portfolio. Should the Directors determine that investment in the Equity Portfolio or a similar issuer is no longer in the best interest of the Fund's shareholders, they will hold a vote of shareholders to consider possible alternatives.

     The Equity Portfolio may not:

     (1) Issue senior securities (i.e., any security evidencing indebtedness or any stock of a class having priority over any other class as to distribution of assets or payment of dividends), provided that the Equity Portfolio may borrow money as described in clause (5) below.

     (2)  Make short sales of securities except short sales against the box.

     (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of its portfolio securities.

     (4) Write put or call options on securities.

     (5) Borrow money, except from banks for extraordinary or emergency purposes, or invest borrowed funds in additional securities. Such borrowing may not exceed 5% of the Equity Portfolio's total assets.

     (6) Engage in the underwriting of securities, except insofar as the Equity Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     (7) Purchase, sell or hold any real estate, real estate mortgage loans or real estate limited partnerships, provided that the Equity Portfolio may invest in the securities of companies that are engaged in businesses related to real estate and real estate mortgage loans.

     (8) Purchase or sell any commodities or commodity contracts, including commodity futures contracts, provided that the Equity Portfolio may enter into forward foreign currency contracts to provide for its obligations at the time of settlement of securities transactions.

     (9) Make loans or lend portfolio securities except as described in the

          Prospectus under "Other Investment Policies - Repurchase Agreements."

     (10) Invest more than 25% of the market value of its total assets in securities of issuers principally engaged in the same industry (except Treasury Securities).

     (11) As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except Treasury Securities).

     (12) Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

     (13) Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years, provided that securities guaranteed by a company that has been in operation at least three continuous years shall be excluded from this limitation, or in equity securities the resale of which is restricted by law. This policy is not fundamental.

     (14) Purchase securities of open-end or closed-end investment companies, except as permitted by the 1940 Act, and only in open market purchases where no commission or profit to a sponsor or dealer results other than customary brokers' commissions.

     (15) Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Equity Portfolio's total assets. For purposes of this restriction, warrants acquired by the Equity Portfolio in units attached to securities or distributed as dividends on another security may be deemed to have been purchased without cost. This policy is not fundamental.

     (16) Invest in companies for the purpose of exercising control or management.

     (17) Purchase or retain securities of any issuer if those officers and trustees of the Equity Portfolio and the officers and directors of the Manager or any Subadvisor who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. This policy is not fundamental.

     (18) Invest in oil, gas or other mineral exploration or development programs or leases.


     The Prospectus states that the Equity Portfolio may invest up to 15% of its assets in illiquid securities and that the Trustees of the Equity Portfolio (the "Trustees") may determine that certain securities sold under Rule 144A of the 1933 Act are not subject to this 15% limitation.

      With respect to limitation (5) of the Fund and the Equity Portfolio, the directors of the Fund (the "Directors") and the Trustees have only authorized the Fund and the Equity Portfolio to borrow money to meet requirements for redemptions and to meet nonrecurring operating expenses.

                                 THE MANAGER'S GUARANTEE

     The Company and the Manager have entered into a Guarantee Agreement, dated September 15, 1995 (the "Manager's Guarantee"). The Manager's Guarantee operates such that an investor who has reinvested all dividends and distributions (an "Eligible Investor") will be able to demand the return of the full amount of his or her original investment in the Fund (including any front-end sales charges paid) after the Maturity Date. An Eligible Investor who has redeemed some shares prior to the Maturity Date is still an Eligible Investor with respect to the shares not redeemed.


     In determining the amount to be paid by the Manager to the Fund in the event that the Manager's Guarantee is triggered, a "Reinvestment Ratio" is employed. The Reinvestment Ratio is the number of shares that would be owned on a particular date by a person who acquired one share during the Offering Period (as defined in the Prospectus) and continuously reinvested all dividends and distributions. Due to reinvestment of dividends and distributions, that person would own more than one share at the Maturity Date. Dividends and distributions paid by the Fund during the Offering Period will be taken into account in determining the Reinvestment Ratio such that an Eligible Investor who purchases shares after the date of such dividend or distribution will still be ensured of the benefits of the Manager's Guarantee. Shares acquired therefrom will not, however, be considered shares acquired during the Offering Period for purposes of determining the amount of an Eligible Investor's original investment. The Manager's Guarantee is triggered when an Eligible Investor tenders shares for redemption after the maturity date and the then current net asset value per share multiplied times the Reinvestment Ratio is less than the highest net asset value per share of the Fund attained during the Offering Period plus the maximum front-end sales charge of 4.75%. In such event, the Manager will promptly pay to the Fund an amount sufficient to ensure that the total value of the shares then held by an Eligible Investor who has not redeemed any of his or her shares (including shares received through the reinvestment of dividends and distributions) is equal to the amount of such investor's original investment in the Fund during the Offering Period plus the maximum front-end sales charge and assuming that such investor bought his or her shares at the highest net asset value attained during the Offering Period.


     Any payment made by the Manager pursuant to the Manager's Guarantee will be to the Fund and will cause the net asset value of all outstanding shares to increase by the same amount. Thus, all shareholders may benefit to some extent from any payment under the Manager's Guarantee. However, a shareholder who has not reinvested all dividends and distributions will own fewer shares on or after the Maturity Date than a shareholder who invested the same amount during the Offering Period but has reinvested continuously. Moreover, such shareholder will not be entitled to make a demand for payment under the Manager's Guarantee. The benefits of the Manager's Guarantee will not be available with respect to shares redeemed prior to the Maturity Date, nor will they be available after the Maturity Date if no shareholder of the Fund has reinvested all of his or her dividends and distributions or no Eligible Investor has yet tendered shares for redemption. The availability of the Manager's Guarantee will not be affected by the termination or amendment of the Fund's Management Agreement with the Manager.

     In the event of the liquidation or reorganization of the Fund after the Maturity Date, all Eligible Investors will be deemed to have tendered their shares for redemption, and, if the Manager's Guarantee is triggered by such redemption, then the Manager will make any required payment. Any such payment will take into account any known liabilities in connection with the liquidation or reorganization, and, therefore, Eligible Investors will in such event be assured to receive from the Fund at least their original investment (including any front-end sales charges paid).

     The Manager's obligations under the Manager's Guarantee are backed by its parent, AIG, pursuant to a Support Agreement, dated September 15, 1995. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. Other significant activities of AIG are financial services and agency and service fee operations. Under the Support Agreement, AIG has agreed that, if the Manager is unable to make full payment of any amount required under the Manager's Guarantee, AIG will make a capital contribution or a loan to the Manager to the extent of the Manager's inability to pay. The Support Agreement provides that the full amount of such capital contribution or loan will be paid directly to the Fund.

     Payment obligations under the Manager's Guarantee and the Support Agreement will be solely the obligations of the Manager and AIG, respectively. No other affiliate of the Fund, the Manager, AIG or any other party has undertaken any obligation to the Fund or its shareholders with respect to the Manager's Guarantee.

     The foregoing is only a summary of the terms of the Manager's Guarantee and the Support Agreement and is qualified in its entirety by reference to such agreements, copies of which have been filed as exhibits to the registration statement of which this Statement of Additional Information forms a part.

                        DIRECTORS, TRUSTEES AND OFFICERS

     Directors and officers of the Company, and Trustees and officers of the Equity Portfolio, together with information as to their principal business occupations during the past five years, are shown below. Each Director/Trustee who is an "interested person" of the Fund and/or the Equity Portfolio, as defined in the 1940 Act, is indicated by an asterisk.

                                            POSITION
                               POSITION       WITH
                                WITH        EQUITY            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE          COMPANY      PORTFOLIO         DURING PAST 5 YEARS
---------------------          -------      ---------         ----------------------
Roger T. Wickers (61)          Chairman      Chairman         Retired; formerly Senior Vice
339 Forest Road                of the        of the           President and General
Wolfeboro, New                 Board         Board            Counsel, Keystone.
Hampshire 03894                and           and
                               Director      Trustee

Paul H. Friedman (42)          Director      Trustee          Partner, Arter & Hadden, law
1801 K Street N.W., Suite                                     firm.
400k
Washington, D.C 20006-
1301

                                            POSITION
                               POSITION       WITH
                                WITH        EQUITY       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE          COMPANY      PORTFOLIO    DURING PAST 5 YEARS
---------------------          -------      ---------   ----------------------
Linda-Ann S. Goodwin*         Director      Trustee     Executive Vice President, AIG
Capital Management Corp.;
70 Pine Street                                          Senior Vice President, AIG
New York, New York                                      Asset Management Services,
10270                                                   Inc.; formerly Marketing
                                                        Executive, Kemper Financial;
                                                        Marketing Executive, Coca
                                                        Cola USA.

Charles Vinick (49)           Director      Trustee     Independent Consultant;
214 South Venice Blvd.                                  Director, Jean-Michel
Venice, California 90291                                Cousteau Productions;
                                                        Director, Passage International
                                                        Incorporated; Advisory Board
                                                        Member, SMR Energy, Inc.;
                                                        formerly Vice President, The
                                                        Cousteau Society.

Gary M. Gardner (45)         Secretary     Secretary    Chief Counsel, PNC Bank,
400 Bellevue Parkway                                    N.A.; formerly Attorney,
Wilmington, Delaware                                    Federated Investors, Inc., Sun
19809                                                   America Asset Management
                                                        Corp. and the Boston
                                                        Company.

David T. Goss (48)           Vice          Vice         President, AIG Asset
70 Pine Street               President     President    Management Services, Inc.;
New York, New York                                      Director and Vice Chairman,
10270                                                   AIG Capital Management
                                                        Corp.; Director and Chairman,
                                                        AIG Asset Management Ltd.
                                                        and AIG Asset Management
                                                        Services, Ltd.; formerly
                                                        Director, Equitilink Australia;
                                                        Director, Equitilink, Ltd;
                                                        Chairman, Equitilink Pacific,
                                                        Ltd; President, Equitilink USA,
                                                        Inc.; and Director, Valufi (Pty),
                                                        Ltd.

--------------

* "Interested" person as defined in the 1940 Act by reason of affiliation with the Manager.

                                            POSITION
                               POSITION       WITH
                                WITH        EQUITY       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE          COMPANY      PORTFOLIO    DURING PAST 5 YEARS
---------------------          -------      ---------   ----------------------
Daniel K. Kingsbury (38)       President    President    President, AIG Asset
New York, New York                                       Management, Inc.; President,
10270                                                    AIG Capital Management
                                                         Corp.; Senior Vice President,
                                                         AIG Asset Management
                                                         Services, Inc.; Vice President,
                                                         AIG Equity Sales Corp.;
                                                         Executive Director, AIG Asset
                                                         Management Ltd. and AIG
                                                         Asset Management Services
                                                         Ltd.; formerly Director of
                                                         Strategy and Business
                                                         Development, AIG Investment
                                                         Corporation; formerly Director
                                                         of Strategy, AIG Asset
                                                         Management International Ltd.

J. Fergus McKeon (35)        Treasurer     Treasurer     General Manager, PFPC
80 Harcourt Street                                       International; formerly Chief
Dublin, Ireland                                          Accountant, SBC-ISL; Director,
                                                         Emerging Markets Fixed
                                                         Income Fund.

David Hartman (32)           Assistant     Assistant     Assistant General Counsel,
70 Pine Street               Secretary     Secretary     AIG; formerly Associate,
New York, New York                                       Simpson Thacher & Bartlett.
10270

                                            POSITION
                               POSITION       WITH
                                WITH        EQUITY       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE          COMPANY      PORTFOLIO    DURING PAST 5 YEARS
---------------------          -------      ---------   ----------------------
Walter Josiah (36)             Assistant       ---      Manager, Investor Services Unit
505 Carr Road                  Secretary                of AIG Equity Sales Corp.;
Wilmington, Delaware                                    formerly Assistant Vice
19809                                                   President, Mutual Fund
                                                        Operations, Kidder, Peabody &
                                                        Co.

Elizabeth M. Tuck (41)         Assistant    Assistant   Assistant Secretary, AIG;
70 Pine Street                 Secretary    Secretary   Corporate Secretary for various
New York, New York                                      domestic affiliates and
 10270                                                  subsidiaries of AIG.

Jay F. Nusblatt (35)           Assistant    Assistant   Vice President and Director of
103 Bellevue Parkway           Treasurer    Treasurer   Accounting and Administration,
Wilmington, Delaware                                    PFPC Inc.; formerly Assistant
19809                                                   Vice President of Fund/Plan
                                                        Services, Inc. and PFPC Inc.

Eugene Cichanowsky (50)        Assistant    Assistant   Vice President Financial and
70 Pine Street                 Treasurer    Treasurer   Administration, AIG Asset
New York, New York                                      Management Services, Inc.;
10270                                                   formerly Vice President,
                                                        Delaware Management Holdings,
                                                        Inc.; Vice President and
                                                        Controller, Delaware
                                                        Management Holdings, Inc.



     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation the Company paid to each Director and the aggregate compensation paid to each Director for service on the Company's Board and boards of other companies in the family of funds sponsored by the Manager or its affiliates for the fiscal year ending November 30, 1996.

                               COMPENSATION TABLE
                              (NOVEMBER 30, 1996)

                                       PENSION                   TOTAL
                                      RETIREMENT              COMPENSATION
                                       BENEFITS  ESTIMATED       FROM
                                       ACCRUED     ANNUAL       COMPANY
                          AGGREGATE    AS PART    BENEFITS      AND FUND
                        COMPENSATION   OF FUND      UPON      COMPLEX PAID
  NAME AND POSITION     FROM COMPANY  EXPENSES   RETIREMENT   TO DIRECTORS
--------------------    ------------  ---------  ----------   ------------
Roger T. Wickers             $14,166  None        N/A              $28,333
Director

Paul H. Friedman             $14,166  None        N/A              $28,333
Director

Linda-Ann S. Goodwin               0  None        N/A                    0
Director

Charles Vinick               $14,166  None        N/A              $28,333
Director


     As of December 31, 1996, the directors and officers of the Company, as a group, owned less than 1% of the shares of common stock of the Fund.



                            MANAGEMENT AND EXPENSES

     As indicated in the Prospectus, under the Fund's and the Equity Portfolio's agreements with the Manager dated September 15, 1995, subject to the control of the Board of Directors of the Fund and the Trustees of the Equity Portfolio, the Manager administers the business and other affairs of the Fund and the Equity Portfolio. The Manager provides both the Fund and the Equity Portfolio with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Fund and the Equity Portfolio. The Manager pays all of the compensation of Directors of the Company and Trustees of the Equity Portfolio who are employees, consultants and/or directors of the Manager and of the officers and employees of the Fund and the Equity Portfolio. The Fund pays the Manager a management fee for its services, calculated daily and payable monthly equal to 0.20% per annum of the average daily net assets of the Fund (other than its interest in the Equity Portfolio). Similarly, the Equity Portfolio pays the Manager a management fee, calculated daily and payable monthly equal to 1.20% per annum of the average daily net assets of the Equity Portfolio. As described in the Prospectus, the Manager has agreed to waive or reimburse certain expenses subject to reimbursement under certain circumstances by the Fund in later years. Assuming an allocation of 40% to 65% of the Fund's assets to Treasury Securities the combined management fee paid by the Fund will range between 0.55% and 0.80% per annum of the average total assets of the Fund. Fees paid by the Manager to the Subadvisor (which do not affect the fees paid by the Fund) are described in the Prospectus. For the fiscal year ended November 30, 1996, the Manager waived its entire advisory fee which totaled $2,538 and $12,776 for the Fund and the Equity Portfolio, respectively. For the fiscal year ended November 30, 1996, the Manager paid no fees to the Subadvisor.

     The Fund and the Equity Portfolio pay all of their respective expenses other than those assumed by the Manager and the Subadvisor, including brokerage commissions; administration, shareholder services and distribution fees; fees and expenses of independent auditors and counsel; taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws; cost of stock certificates and expenses of repurchase or redemption of shares; expenses of printing and distributing reports, notices and proxy materials to shareholders; expenses of printing and filing reports and other documents with governmental agencies; expenses of shareholders' meetings; expenses of corporate data processing and related services; shareholder recordkeeping and shareholder account services fees and disbursements of custodians; expenses of distributing dividends and distributions; fees and expenses of Directors of the Company or Trustees of the Equity Portfolio not employed by (or serving as a director of) the Manager or its affiliates; insurance premiums; and extraordinary expenses such as litigation expenses. The Company's expenses will be allocated among the Fund and any other series in a manner determined by the Board of Directors to be fair and equitable.

     The Fund's and the Equity Portfolio's agreements with the Manager provide that the Manager will not be liable to the Fund or the Equity Portfolio, as relevant, for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under any of these agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under these agreements.

     The Fund's management agreement and the subadvisory agreement with the Subadvisor were approved by the Board of Directors of the Fund at a meeting held on June 29, 1995 and by the sole shareholder on June 29, 1995. The Equity Portfolio's management agreement and subadvisory agreement were approved by the Trustees of the Equity Portfolio at a meeting held on June 29, 1995, and by the sole owner of a beneficial interest in the Equity Portfolio on June 29, 1995. These agreements will continue in effect for a period of more than two years from the day they were entered into only so long as such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of the majority of the Board of Directors or Trustees, as relevant, or of the outstanding voting securities of the Fund or the Equity Portfolio, as relevant, and by a vote of a majority of the Board of Directors or Trustees who are not parties to the agreement being voted upon or interested persons (as defined in the 1940 Act) of any such party). The Fund, the Equity Portfolio, the Manager, or the Subadvisor, as relevant, can terminate any of these agreements to which it is a party, without penalty, on 60 days' written notice to the relevant counterparty and each of these agreements will terminate automatically in the event of its assignment.

                                RULE 12b-1 PLAN

     As indicated in the Prospectus, the Fund has adopted a Plan of Distribution (the "Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     The Plan was originally approved on July 19, 1995 by the Board of Directors of the Company, including a majority of the directors who are not interested persons (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (the "Qualified Directors") and by the sole shareholder of the Fund on September 15, 1995. The Plan will terminate on the last day of the Offering Period (including any extension thereof).

     The Plan requires the Treasurer of the Fund to provide the Directors, and that the

Directors review at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not interested persons of the Fund be made by such disinterested Directors. The Plan may not be amended to increase materially the amounts payable to AIG Equity Sales Corp. (the "Distributor") without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and no material amendment to the Plan may be made except by a majority of both the Directors and the Directors who are not interested persons of the Fund (as defined in the 1940
Act).

     For the fiscal year ended November 30, 1996, the Distributor accrued fees from the Fund pursuant to the Plan totaling $9,378. Substantially all of this amount was reimbursement for printing expenses incurred by the Distributor.

                        SHAREHOLDER SERVICING AGREEMENT

     As indicated in the Prospectus, the Fund has entered into a Shareholder Servicing Agreement with the Distributor pursuant to which the Fund pays the Distributor a fee, payable monthly at the annual rate of up to 0.25% of net assets of accounts in the Fund that it maintains and services, in exchange for shareholder services. The Shareholder Servicing Agreement was originally approved on June 29, 1995 by the Board of Directors of the Fund, including a majority of the directors who are not interested persons (as defined in the 1940
Act) and by the sole shareholder of the Fund on June 29, 1995. For the fiscal year ended November 30, 1996, the Fund paid $4,689 as fees to the Distributor as shareholder servicing agent of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Fund's and the Equity Portfolio's agreements with the Manager and the Subadvisor recognize that in the purchase and sale of portfolio securities, the Manager and Subadvisor will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or Subadvisor for their use. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager and Subadvisor to be beneficial to the Fund or the Equity Portfolio. In addition, the Manager and the Subadvisor are authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis through the use of such brokers selected solely on the basis of seeking the most favorable price and execution, although such research and analysis may be useful to the Manager and the Subadvisor in connection with their services to clients other than the Fund or the Equity Portfolio.

     In over-the-counter markets, the Fund and the Equity Portfolio deal with primary market-makers unless a more favorable execution or price is believed to be obtainable. The Fund and Equity Portfolio may buy securities from or sell securities to dealers acting as principal, except dealers with which their directors and/or officers are affiliated.

     When two or more investment advisory clients of the Manager or the Subadvisor desire to buy or sell the same security at the same time, the Manager or the Subadvisor may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. The securities purchased or sold are allocated by the Manager and the Subadvisor in a manner believed to be equitable to each client. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

     The Fund paid no brokerage commissions during the fiscal year ended November 30, 1996. During the same period, the Equity Portfolio paid brokerage commissions in the aggregate amount of $13,039.


                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     REDUCTIONS AVAILABLE. Shares of the Fund sold with a sales load will be eligible for the following reductions, which are described in more detail in the
Prospectus:

     VOLUME DISCOUNTS are provided if the total amount being invested in the Fund alone, or in combination with shares of certain other mutual funds managed by the Manager which are sold with a sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus. A contingent deferred sales charge of 1% may be imposed upon redemption of shares of the Fund that are purchased pursuant to a volume discount if they are redeemed within one year of purchase.

     THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in the Fund and shares of certain other mutual funds managed by the Manager and sold with the same sales load to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned will be taken into account in orders placed through a dealer, however, only if the Distributor is notified by the investor or dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

     A LETTER OF INTENT allows an investor to purchase shares during the Offering Period at reduced sales loads in accordance with the schedule in the Prospectus, based on the total amount of shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares of certain other mutual funds managed by the Manager purchased with a sales load by the investor. Reduced sales loads also may apply to purchases made within the Offering Period starting up to 90 days before the date of execution of a letter of intent.

     CERTAIN AFFILIATED PERSONS. Shares of the Fund may be sold at net asset value to present and retired Directors, Trustees, officers, employees (and their family members) of the Fund and to certain other persons, as more completely described in the Fund's Prospectus under "Purchases of Shares".

     PERSONS ENTITLED TO REDUCTIONS. Reductions in sales loads apply to purchases by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 or 457 of the Internal Revenue Code, organizations tax exempt under Section 501(c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose.

     FURTHER TYPES OF REDUCTIONS. Shares of the Fund may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies and other personal holding companies, to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Fund shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with the Distributor and shareholders of mutual funds with investment objectives and policies similar to the Fund who purchase shares with redemption proceeds of such funds as described in the Prospectus.

     Shares of the Fund may be sold at net asset value to these persons since such shares require less sales effort and lower sales related expenses as compared with sales to the general public.

     MORE ABOUT REDEMPTIONS. The procedures for redemption of shares of the Fund under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the ordinary liquidation of securities held is prevented by the closing of an exchange or market during periods of emergency, or such other periods ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                             DISTRIBUTION SERVICES

     The Distributor, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of other mutual funds in the family of funds sponsored by the Manager or its affiliates. As general distributor of the Fund's shares, the Distributor normally allows concessions to all dealers, as indicated in the Prospectus, of up to 4.25% on purchases to which the 4.75% sales load applies, but may allow the whole amount.

     Aggregate underwriting commissions in connection with the offering of the Fund's shares for the fiscal year ended November 30, 1996 were $136,513. After allowances to dealers, the Distributor retained of this amount $38,414.

     The Distributor is entitled to retain any contingent deferred sales load imposed on certain redemptions occurring within one year of purchase of shares purchased pursuant to a volume discount.

                                   VALUATION

     Net asset value per share is determined as of the close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. New York City time), on each business day that the NYSE is open. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share is determined by dividing the market value of the Fund's securities (including its interest in the Equity Portfolio) as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. During the Offering Period, zero coupon Treasury Securities will be valued at the average of the last reported bid and ask prices; thereafter, in order to ensure that an adequate amount of Treasury Securities is maintained to achieve the Repayment Objective when shares of the Fund are redeemed, zero coupon Treasury Securities will be valued at the last reported bid. Equity Portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities are primarily traded. Securities for which there are not recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors or the Trustees. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors or the Trustees, as relevant, determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee are accrued daily and taken into account for the purpose of determining the net asset value of the Fund shares.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which otherwise would not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors or the Trustees, as relevant.

     For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                     TAXES

     The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, the Fund must, among other things,
(i) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or foreign currencies; (ii) derive less than 30% of its annual gross income from the sale or other disposition of stocks or securities (or certain options, futures, forward contracts and foreign currencies) held for fewer than three months; and (iii) diversify its holdings so that, at the end of each fiscal quarter, (x) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (y) not more than 25% of the value of the Fund's assets is represented by securities of any one issuer (other than U.S. Government securities).

     The Fund and the Equity Portfolio are components of a so-called "master-feeder" structure. Under this type of structure, management of the Fund expects to take into account, for purposes of determining the Fund's status as a regulated investment company, the Fund's proportionate share of the assets, income, and deductions of the Equity Portfolio.

     Income received by the Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's assets at the close of its fiscal year consists of stocks or securities of foreign corporations (which is not expected), the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. In such a case, a shareholder of the Fund would be required to include in income its share of such foreign income taxes but would be permitted (subject to certain limitations) to either deduct such amounts in computing U.S. taxable income or credit such amounts in computing U.S. tax payable.

     If the Fund purchases shares in a foreign corporation that is a "passive foreign investment company," the Fund itself might be subject to United States federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distributions" from such corporation or on gain from the disposition of such shares, even if the excess distribution is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat the passive foreign investment company as a "qualified electing fund," the foregoing treatment would not apply and the Fund would instead be required to include in income, and distribute to its shareholders in accordance with the Fund's distribution requirements, the Fund's pro rata share of the ordinary earnings and net capital gains of the qualified electing fund, whether or not distributed to the Fund.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund or the Equity Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of the acquisition and disposition of the security are also treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's net investment income available to be distributed to its shareholders as ordinary income.

     Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local income taxes in their individual circumstances. There is a possibility that a portion of the Fund's dividends may be exempt from state tax.


                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the Securities and Exchange Commission:

                        P(1+T)/to the nth power/ = ERV
     where:
               P =       a hypothetical initial payment of $1,000,
               T =       the average annual total return,
               n =       the number of years, and
               ERV =     the ending redeemable value of a hypothetical $1,000
payment  made at the beginning of the period.


All total return figures assume that all dividends are reinvested when paid.

          For the period from December 15, 1995 (commencement of operations) through November 30, 1996, the total return of the Fund was 4.05% (assuming deduction of the maximum front-end sales charge).

          From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Additional Performance Quotations
---------------------------------

          Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge. For the period from December 15, 1995 (commencement of operations) through November 30, 1996, the total return of the Fund without deduction of any front-end sales charges was 9.29%.

          Total returns are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons
-----------------------

          The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indexes including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Europe Australia Far East ("EAFE") Index and other indexes prepared by Morgan Stanley Capital International. The Fund's performance may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. and Micropal, Ltd. Such performance calculations are generally based upon changes in net asset value with all dividends reinvested.

          The Fund may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The New York Times, The Washington Post, The International Herald Tribune, USA Today, Institutional Investor, Registered

Representative and other consumer journals and publications by the U.S. government and its agencies. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds, and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(TM) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue Money Fund Report(R) or Money Fund Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

                               OTHER INFORMATION

     CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued capital stock of the Fund into any number of series or classes without further action by the shareholders. As of the date of this Statement of Additional Information, two series of shares have been authorized, which shares constitute interests in AIG Children's World Fund -2005 and AIG Retiree Fund - 2003; however, the Board of Directors may authorize further series or classes in the future. The 1940 Act requires that where more than one series or class exists, each series or class must be preferred over all other series or classes in respect of assets specifically allocated to such series or class.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority (as defined in the 1940 Act) of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.


     CUSTODIAN AND ADMINISTRATOR. PNC Bank, National Association ("PNC Bank"), Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as custodian of the Fund, and maintains direct custody of the assets of the Fund. State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the assets of the Equity Portfolio. State Street is authorized to establish and has established separate accounts in foreign currencies and is authorized to cause securities of the Equity Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks. PFPC International Ltd., 80 Harcourt Street, Dublin, Ireland, as Administrator, maintains, under the general supervision of the Manager, certain accounting records and determines the net asset value for the Fund. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 acts as the Fund's Transfer Agent and Dividend Disbursing Agent.

     ACCOUNTANTS. Coopers & Lybrand, L.L.P., independent auditors, have been selected as auditors of the Fund. Their address is 1301 Avenue of the Americas, New York, New York 10019.

     PRINCIPAL SHAREHOLDERS. As of December 20, 1996, to the knowledge of the Fund, no person owned of record or beneficially 5% or more of the Fund's outstanding shares, except that Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, East, Jacksonville, Florida, 32246 owned of record 153,150 shares (37.80% of the outstanding shares).

                             FINANCIAL INFORMATION

     The following pages include the Fund's and the Equity Portfolio's audited financial statements for the fiscal year ended November 30, 1996 and the report of Coopers & Lybrand, L.L.P. thereon.

                        INFORMATION WITH RESPECT TO AIG

  The following information with respect to AIG is incorporated herein by reference. Copies of this information will be provided to any shareholder of the Fund who requests a copy of this Statement of Additional Information.


From AIG's Report on Form 10-K for the fiscal year ended December 31, 1995:

  Management's Discussion and Analysis of Financial Condition and Results of Operations

  Audited Financial Statements:

     Report of Independent Accountants
     Consolidated Balance Sheet at December 31, 1995 and 1994
     Consolidated Statement of Income for the years ended
      December 31, 1995, 1994 and 1993
     Consolidated Statement of Capital Funds for the years ended
      December 31, 1995, 1994 and 1993
     Consolidated Statement of Cash Flows for the years ended
      December 31, 1995, 1994 and 1993
     Notes to Financial Statements

From AIG's Report on Form 10-Q for the fiscal quarter ended September 30, 1996:

  Managements Discussion and Analysis of Financial Condition and Results of Operations

  Financial Statements (Unaudited):

     Consolidated Balance Sheet at September 30, 1996
     Consolidated Statement of Income for the three months ended
      September 30, 1996 and1995
     Consolidated Statement of Cash Flows for the three months ended
      September 30, 1996 and 1995
     Notes to Financial Statements

                                   APPENDIX A
                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS


  CORPORATE BONDS. Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they
                                                                      ----
are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

  Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  Bonds rated AAA by Standard & Poor's Ratings Group ("S&P") are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated AA are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  S&P's BBB rated bonds, or medium-grade category bonds, are between sound obligations and those where the speculative elements begin to predominate. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

  Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

                       AIG CHILDREN'S WORLD FUND - 2005


                             Financial Statements

       December 15, 1995 (Commencement of Operations) to November 30, 1996



                                                                 Page


        AIG Children's World Fund - 2005:
            Portfolio of Investments...........................    1
            Statement of Assets and Liabilities................    2
            Statement of Operations............................    3
            Statement of Changes in Net Assets.................    4
            Financial Highlights...............................    5
            Notes to the Financial Statements..................   6-10
            Report of Independent Accountants..................   11


        First Global Equity Portfolio:
            Portfolio of Investments...........................  12-14
            Statement of Assets and Liabilities................   15
            Statement of Operations............................   16
            Statement of Changes in Net Assets.................   17
            Financial Highlights...............................   18
            Notes to the Financial Statements..................  19-23
            Report of Independent Accountants..................   24

AIG CHILDREN'S WORLD FUND - 2005

  -----------------------------------------------------------------------------
  Portfolio of Investments
  November 30, 1996
  -----------------------------------------------------------------------------

  Principal                                            Maturity                Value
   Amount               Description                     Date       Yield *   (Note 2a)
  ----------            ----------                   ----------  ---------   ----------
              US TREASURY BONDS - 62.0%
$2,150,000    US  Zero Coupon Bond...................15-Nov-05     6.76%   $ 1,247,860
   300,000    US  Zero Coupon Bond...................15-Nov-05     7.00%       174,120
   200,000    US  Zero Coupon Bond...................15-Nov-05     7.13%       116,080
   200,000    US  Zero Coupon Bond...................15-Nov-05     6.97%       116,080
   200,000    US  Zero Coupon Bond...................15-Nov-05     6.97%       116,080
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.97%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.91%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.75%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.67%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.65%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.61%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.60%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.33%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.24%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.22%        58,040
   100,000    US  Zero Coupon Bond...................15-Nov-05     6.16%        58,040
                                                                             ----------

              Total Investments (Cost $2,288,275***) - 62.0%..............   2,408,660

              Other Assets in Excess of Liabilities** - 38.0%.............   1,478,138
                                                                             ----------
              NET ASSETS - 100%........................................... $ 3,886,798
                                                                             ==========

  *   Effective yield at time of purchase.
  **  Includes assets in First Global Equity Portfolio.
  *** For federal income tax purposes, cost is substantially the same as for financial reporting purposes with unrealized appreciation of $120,385.














                        See Accompanying Notes to the Financial Statements.

AIG CHILDREN'S WORLD FUND - 2005

-------------------------------------------------------------------------------
Statement of Assets and Liabilities
30-Nov-96
-------------------------------------------------------------------------------

ASSETS:
    Investment in securities at value (Cost $2,288,275)........................... $  2,408,660
    Investment in Equity Portfolio at value.......................................    1,379,798
    Cash..........................................................................      113,142
    Deferred organization costs...................................................       56,399
    Prepaid expenses..............................................................        2,764
    Receivable for fund shares sold...............................................        2,381
    Due from Manager..............................................................          418
                                                                                    -----------
          Total Assets............................................................    3,963,562
                                                                                    -----------

LIABILITIES:
    Accrued transfer agent expenses...............................................       44,783
    Accrued legal expenses........................................................       24,999
    Accrued administration expenses...............................................        5,407
    Miscellaneous accrued expenses................................................        1,575
                                                                                    -----------
   Total Liabilities                                                                     76,764
                                                                                    -----------

NET ASSETS........................................................................$   3,886,798
                                                                                     ==========
COMPOSITION OF NET ASSETS:
    Capital paid in...............................................................$   3,599,528
    Undistributed net investment income...........................................       44,599
Undistributed net realized gain on investments
         and foreign currency transactions........................................       34,594
    Net unrealized appreciation on investments....................................      208,077
                                                                                      ---------
Net Assets........................................................................$   3,886,798
                                                                                     ==========

Shares Outstanding................................................................      388,574
                                                                                     ==========

Net asset value and redemption price per share ($3,886,798 / 388,574 shares)......$       10.00
                                                                                     ==========
Maximum offering price per share (Net asset value plus sales
    charge - 4.75% of maximum offering price).....................................$       10.50
                                                                                     ==========

              See Accompanying Notes to the Financial Statements.

AIG CHILDREN'S WORLD FUND - 2005

-------------------------------------------------------------------------------
Statement of Operations
For the period from December 15, 1995* to November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest............................................................... $ 74,288
    Net Investment Loss Allocated from the Equity
      Portfolio............................................................   (2,072)
                                                                            --------
                                                                              72,216
                                                                            --------

EXPENSES:
    Transfer agent expense....................................  74,528
    Shareholder communication expense.........................  46,404
    Registration expense......................................  40,831
    Administration expense....................................  36,037
    Directors' fees and expenses..............................  33,807
    Legal expense.............................................  24,999
    Insurance expense.........................................  20,657
    Organization expense......................................  14,101
    Distribution expense......................................   9,378
    Audit expense.............................................   4,998
    Shareholder services expense..............................   4,689
    Investment advisory expense...............................   2,538
    Custodian expense.........................................     298
    Miscellaneous expenses....................................   2,499
                                                              --------
         Total expenses before reductions..................... 315,764
                                                              --------
    Less: Fee waivers and expense reimbursements by Manager...(250,034)
    Less: Fee waivers by Administrator........................ (21,163)
    Less: Fee waivers by Transfer Agent....................... (19,358)
                                                              --------

    Net expenses............................................................  25,209
                                                                            --------

            Net Investment Income...........................................  47,007
                                                                            --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments and foreign currency transactions from the Equity Portfolio..............................................  32,186
Net unrealized appreciation on investments and foreign currency transactions from the Equity Portfolio..............................................  87,692
    Net unrealized appreciation on investments from the Fund................ 120,385
                                                                            --------
       Net realized and unrealized gain on investments
          and foreign currency transactions................................. 240,263
                                                                            --------
            Net Increase in Net Assets Resulting from Operations............$287,270
                                                                            ========

-------------
*Commencement of Operations.



               See Accompanying Notes to the Financial Statements.

AIG CHILDREN'S WORLD FUND - 2005

------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the period from December 15, 1995* to November 30, 1996
------------------------------------------------------------------------------

OPERATIONS:
    Net investment income................................................................. $    47,007
Net realized gain on investments and foreign currency transactions
         from the Equity Portfolio........................................................      32,186
Net unrealized appreciation on investments and foreign currency
         transactions from the Equity Portfolio...........................................      87,692
    Net unrealized appreciation on investments from the Fund..............................     120,385
                                                                                            ----------
          Net Increase in Net Assets Resulting From Operations............................     287,270
                                                                                            ----------

FUND SHARE TRANSACTIONS:
    Net proceeds from shares subscribed...................................................   3,623,996
    Cost of shares redeemed...............................................................    (124,468)
                                                                                            ----------
          Net Increase in Net Assets Resulting from Fund Share Transactions...               3,499,528
                                                                                            ----------

                 Total Increase in Net Assets.............................................   3,786,798

Net assets at the beginning of the period.................................................     100,000
                                                                                            ----------

NET ASSETS at the end of the period (including undistributed
     net investment income of $44,599)........................................             $ 3,886,798
                                                                                            ==========

--------

*Commencement of Operations.





                 See Accompanying Notes to the Financial Statements.

AIG CHILDREN'S WORLD FUND - 2005

--------------------------------------------------------------------------------
Financial Highlights
For the period from December 15, 1995* to November 30, 1996
--------------------------------------------------------------------------------

Per Share Operating Performance
Net asset value, beginning of period.....................................    $   9.15
                                                                              -------

Income from investment operations:
    Net investment income...................................................     0.12
    Net realized and unrealized gain on investments ........................     0.73
                                                                               -------
           Total income from investment operations..........................     0.85
                                                                               -------

Net asset value, end of period.............................                  $  10.00
                                                                               =======

Total Return................................................................     9.29%(a)

Ratios / Supplemental Data:
Net assets, end of period (000's)..........................                  $  3,887

Ratio of expenses to average net assets.....................................     2.00%(b)(c)
Ratio of net investment income to average net assets.......                      2.52%(b)(c)

Portfolio turnover rate ....................................................     0.00%

-------------
*Commencement of Operations.
(a) Calculated without deduction of sales charges.
(b) Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 26.05 percentage points (annualized).
(c) Annualized.



         See Accompanying Notes to the Financial Statements.

AIG CHILDREN'S WORLD FUND - 2005
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 1 - ORGANIZATION

AIG All Ages Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Company was incorporated in Maryland on April 4, 1995 and commenced operations on December 15, 1995. At November 30, 1996, the Company operated as a series company comprising two funds. The accompanying financial statements and notes are those of the AIG Children's World Fund - 2005 (the "Fund") only.

Shares of the Fund will be offered to investors only through September 30, 1997 (as such period may be extended or shortened by the Board of Directors of the Company, the "Offering Period").

The Fund has two investment objectives. The first objective is to provide a guaranteed return, on or after November 15, 2005 (the "Maturity Date"), of the full amount originally invested (including any sales charges paid) by each shareholder who has reinvested all dividends and distributions, which the Fund pursues through investment of a portion of its assets in U.S. Treasury zero coupon securities, combined with further assurance from a guarantee by AIG Capital Management Corp., the Fund's investment adviser (the "Manager"). The Manager's obligations under its guarantee are backed by its parent, American International Group, Inc. ("AIG").

The Fund's second objective is to achieve total return on capital through both capital growth (realized and unrealized) and income, by investing the balance of its assets in the First Global Equity Portfolio (the "Equity Portfolio"), an open-end management investment company that invests in a globally diversified portfolio of equity securities. The Fund and the Equity Portfolio constitute a two-tier master-feeder structure. The value of the Fund's investment in the Equity Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest of 44.7% in the net assets of the Equity Portfolio at November 30, 1996. The financial statements of the Equity Portfolio, including its portfolio of investments, are included within this report and should be read in conjunction with the Fund's financial statements.

AIG CHILDREN'S WORLD FUND - 2005
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a)  SECURITY VALUATIONS:

During the Offering Period, U.S. Treasury zero coupon securities are valued at the average of the last reported bid and ask prices; thereafter, they will be valued at the last reported bid price. Short-term securities with less than sixty days remaining to maturity when acquired are valued at amortized cost, which approximates market value. Short-term securities with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and are then valued on an amortized cost basis. The valuation of the Fund's investment in the Equity Portfolio is discussed in Note 2a of the Equity Portfolio's financial statements.

b)  INVESTMENT INCOME AND SECURITY TRANSACTIONS:

Security transactions of the Fund are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium on U.S. Treasury zero coupon securities, is accrued daily. The Fund records its pro-rata share of investment income, expenses and realized and unrealized gains and losses recorded by the Equity Portfolio on a daily basis. Expenses common to all funds within the Company are allocated among the funds on the basis of average net assets.

c)  DIVIDENDS AND DISTRIBUTIONS:

The Fund declares and pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, therefore, the Fund may periodically make re-classifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gains distributions. On November 30, 1996, the Fund decreased undistributed net investment income by $2,408 and increased undistributed net realized capital gain on investments and foreign currency transactions by $2,408. These differences are due to the reclassification of realized losses on foreign currency contracts to ordinary income.

AIG CHILDREN'S WORLD FUND - 2005
____________________________________________________________________
Notes to Financial Statements
November 30, 1996
____________________________________________________________________

NOTE 2 - CONTINUED

d)  FEDERAL INCOME TAXES:

The Fund has elected to be taxed as a regulated investment company and intends to comply with the requirements of the Internal Revenue Code and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

e)  ORGANIZATION EXPENSES:

Expenses of $70,500 incurred in connection with the organization of the Fund are being amortized on a straight line basis over a five year period beginning December 15, 1995.

NOTE 3 - AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Manager serves as the Fund's and the Equity Portfolio's investment adviser and is responsible for the management of the assets of the Fund and the Equity Portfolio in conformity with the stated objectives and policies of the Fund and the Equity Portfolio. For its services, the Manager is entitled to a fee calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Fund (other than its interest in the Equity Portfolio) and 1.20% of the average daily net assets of the Equity Portfolio. The Manager has voluntarily agreed to waive its management fee or reimburse the Fund's expenses to the extent that total Fund operating expenses exceed 2.00% of average daily net assets during the Fund's limited offering period, subject to reimbursement by the Fund in subsequent years under certain circumstances. For the period ended November 30, 1996, the Manager waived its entire fee as adviser and reimbursed the Fund in the aggregate amount of $395,277 which is inclusive of waiver amounts at the Equity Portfolio and Fund level.

The Manager has entered into subadvisory agreements with AIG Global Investment Corp. ("AIG Global"), which is a wholly owned subsidiary of AIG and is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to its subadvisory agreements, AIG Global provides investment advisory services to the Manager in respect of the management of the Fund's Treasury Securities and in respect of the management of the assets of the Equity Portfolio and officers of AIG Global provide representation on the Manager's Investment Committee. Under the subadvisory agreements with AIG Global, the Manager pays AIG Global a fee which is calculated daily and paid monthly at an annual rate of 0.0825% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.15% of the average daily net assets of the Equity Portfolio. These fees are paid from the management fee paid to the Manager.

AIG CHILDREN'S WORLD FUND - 2005
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 3 - CONTINUED

The Manager was previously party to a subadvisory agreement with AIG Global Investment Corp. (Europe) Ltd., ("AIG Global Europe"), a wholly owned subsidiary of AIG. Effective May 28, 1996, AIG Global Europe deregistered under the Advisers Act and the subadvisory agreement was replaced with a service agreement pursuant to which AIG Global Europe agreed to provide investment advisory services.

The Manager serves as the Fund's and the Equity Portfolio's investment adviser and is responsible for the management of the assets and review and supervision of the investment program. In addition to the subadvisory agreements, the Manager has entered into service agreements with certain affiliates, including AIG Global Europe, whereby such affiliates provide investment advisory services under the direction of the Manager. Certain officers of these affiliates provide representation on the Manager's Investment Committee. Under the terms of the service agreements, the Manager is required to pay the service providers a total combined fee at an annual rate of 0.0175% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.45% of the average daily net assets of the Equity Portfolio. These fees are funded from the management fee paid to the Manager. There have been no such fees paid through the period ended November 30, 1996.

Under the Shareholder Servicing Agreement, AIG Equity Sales Corp. (the "Distributor"), a wholly owned subsidiary of AIG, provides administrative services for the Fund's shareholders for which the Fund pays the Distributor a fee at the annual rate of up to 0.25% of average daily net assets. Under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay the Distributor a distribution fee during the Offering Period at the annualized rate of up to 0.50% of the average daily net assets of the Fund. The Plan will terminate on the last day of the Offering Period.

PFPC International Ltd. serves as the Fund's administrator and accounting agent. For the period ended November 30, 1996, PFPC International Ltd. voluntarily waived an aggregate $71,298 of its fee which is inclusive of waiver amounts at the Equity Portfolio and Fund level. PFPC Inc. serves as Fund's transfer agent and dividend disbursing agent. For the period ended November 30, 1996, PFPC Inc. voluntarily waived an aggregate $20,891 of its fee which is inclusive of waiver amounts at the Equity Portfolio and Fund level. PNC Bank, N.A. serves as custodian of the Fund's assets.

AIG CHILDREN'S WORLD FUND - 2005
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 3 - CONTINUED

Certain directors and officers of the Company are also directors and/or officers of the Manager or Distributor. These directors and officers are paid no compensation by the Fund.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

The Company has authorized 100,000,000 shares of capital stock in the Fund with a par value of $0.001.

                                        December 15, 1995*
                                       to November 30, 1996
                                       --------------------
                                       Shares        Amount
                                       ------        ------
Shares sold..........................  390,836    $3,623,996
Shares redeemed......................  (13,191)     (124,468)
                                      ---------   -----------

Net increase........................  377,645     $3,499,528
                                      =======     ===========

*  Commencement of Operations.

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended November 30, 1996 purchases of U.S. Treasury zero coupon securities (other than short-term securities) were $2,230,556. There were no sales of U.S. Treasury zero coupon securities in the period.

DIVIDEND DISTRIBUTION (UNAUDITED)

On December 10, 1996, the Board of Directors of the Fund declared a dividend $86,089, or $0.22 per share, payable on December 13, 1996 to shareholders of record on December 9, 1996.

                       AIG CHILDREN'S WORLD FUND - 2005


                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of AIG All Ages Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AIG Children's World Fund - 2005 (one of the funds comprising AIG All Ages Funds, Inc.) as of November 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 15, 1995 (commencement of operations) to November 30, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIG Children's World Fund - 2005 of AIG All Ages Funds, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 1995 (commencement of operations) to November 30, 1996, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.

New York, New York
January 2, 1997

FIRST GLOBAL EQUITY PORTFOLIO

-------------------------------------------------------------------------------
Portfolio of Investments
November 30, 1996
-------------------------------------------------------------------------------

                                                                       Value
                     Description                           Shares    (Note 2a)
                     ----------                           --------   ---------
COMMON STOCKS - 99.1%

Australia - 0.4%
     News Corp Ltd........................................  2,500  $   13,317
                                                                     ---------

Canada - 4.3%
     Canadian Pacific Ltd.................................  2,400      66,000
     Philip Environmental, Inc............................  5,000      65,000
                                                                     ---------
                                                                      131,000
                                                                     ---------
France - 5.6%
     Castorama Dubois Investissement......................    180      31,708
     Generale des Eaux....................................    300      36,993
     Schneider............................................    450      21,412
     Societe Generale.....................................    400      43,733
     Total CIE Franc des Petroles B shares................    500      39,990
                                                                     ---------
                                                                      173,836
                                                                     ---------
Germany - 3.0%
     Veba AG..............................................  1,600      93,735
                                                                     ---------

Hong Kong - 7.7%
     Cheung Kong Infrastructure........................... 48,000     116,710
     DC Finance Holding................................... 90,000      56,163
     DC Finance Warrants..................................  9,000       1,047
     Hutchinson Whampoa...................................  8,000      61,821
                                                                     ---------
                                                                      235,741
                                                                     ---------
Japan - 27.1%
     Advantest............................................    500      21,353
     Aoki International...................................  2,000      39,016
     Bank of Tokyo - Mitsubishi Ltd.......................  2,000      40,949
     Canon, Inc...........................................  1,000      21,090
     Chiba Bank...........................................  5,000      37,917
     Fanuc................................................    500      16,301
     Hitachi..............................................  4,000      37,258
     Hitachi Zosen Corp...................................  2,000       9,262
     Kajima Corp..........................................  3,000      23,990
     Kao Corp.............................................  1,000      11,599
     Katokichi............................................  2,000      40,773
     Kuraray Co...........................................  2,000      19,332
     Marui Co.............................................  1,000      18,981
     Matsushita Electrical Works..........................  3,000      27,944
     Mitsubishi Heavy Industries..........................  1,000       8,172
     Mitsubishi Motors....................................  5,000      39,148
     NEC Corp.............................................  2,000      24,253
     Nippon Electric Glass................................  2,000      30,229
     Nippon Steel Corp....................................  5,000      15,114
     Nippon Telegraph and Telephone Corp..................      3      21,406
     Nomura Securities....................................  1,000      16,872


              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

-------------------------------------------------------------------------------
Portfolio of Investments - Continued
November 30, 1996
-------------------------------------------------------------------------------

                                                                       Value
                     Description                           Shares    (Note 2a)
                     ----------                           --------   ---------
Japan- Continued
     Sakura Bank..........................................  4,000  $   36,555
     Sankyo Co. Ltd.......................................  1,000      26,801
     Showa Shell Sekiyu...................................  2,000      19,156
     Sumitomo.............................................  4,000      44,288
     Toagosei Co. Ltd.....................................  4,000      17,153
     Tokio Marine & Fire..................................  2,000      22,144
     Tokyo Electric Power.................................  1,800      40,650
     Tokyo Ohka Kogyo.....................................    700      16,485
     Tomen Corporation....................................  5,000      15,905
     Tonami Transport.....................................  5,000      28,515
     Toto.................................................  1,000      13,093
     Toyo Trust and Banking...............................  2,000      17,276
     Yodogawa Steel Works.................................  3,000      18,111
                                                                     ---------
                                                                      837,091
                                                                     ---------
Malaysia - 1.0%
     Hong Leong Credit....................................  5,000      30,861
                                                                     ---------

Mexico - 3.8%
     Cementos de Mexico................................... 35,000     116,378
                                                                     ---------

Netherlands - 4.8%
     Getronics NV.........................................  2,000      53,578
     Hunter Douglas NV....................................    500      32,703
     Koninklijke Ahold NV.................................  1,000      62,565
                                                                     ---------
                                                                      148,846
                                                                     ---------
Philippines - 0.9%
     Universal Rightfield Properties......................213,000      27,551
                                                                     ---------

Spain - 2.5%
     Bankinter SA.........................................    300      39,382
     Corporacion Mapfre Compania..........................    700      37,027
                                                                     ---------
                                                                       76,409
Sweden - 1.3%
     Astra  AB A - Free Shares............................    800      38,376
                                                                     ---------

Switzerland - 2.0%
     Roche Holdings AG....................................      8      61,553
                                                                     ---------

United Kingdom - 8.5%
     Cable & Wireless PLC.................................  5,000      39,991
     Glynwed International PLC............................  6,500      38,172
     Laporte PLC..........................................  3,000      34,480
     National Westminster.................................  3,500      40,491
     Stanley Leisure Org. PLC.............................  9,000      38,638
     Tarmac PLC........................................... 25,000      37,177
     Vaux Group PLC.......................................  8,000      33,875
                                                                     ---------
                                                                      262,824
                                                                     ---------

              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

-------------------------------------------------------------------------------
Portfolio of Investments - Continued
November 30, 1996
-------------------------------------------------------------------------------

                                                                        Value
                     Description                            Shares    (Note 2a)
                     ----------                            --------   ---------
United States - 26.2%
     Allstate Corp.........................................  1,000  $   60,250
     Bellsouth Corp........................................    900      36,338
     Cooper Industries, Inc................................  1,000      41,500
     Emerson Electric Co...................................    600      58,875
     Federal National Mortgage Association.................    900      37,125
     Flowers Industries, Inc...............................  3,000      70,875
     Kroger Co.............................................  1,065      49,123
     Nabisco Holdings Corp.................................  1,200      46,500
     Octel Communications Corp.............................  1,000      18,000
     Pall Corp.............................................  1,800      47,025
     Penney (J.C.), Inc....................................  1,000      53,750
     Public Storage, Inc...................................  2,000      50,750
     Snap - On, Inc........................................  1,500      54,375
     Ultramar Diamond......................................  1,600      50,800
     Unifi, Inc............................................  1,800      54,675
     Union Pacific Corp....................................    700      40,775
     Union Pacific Resources...............................  1,300      38,837
                                                                     ---------
                                                                       809,573
                                                                     ---------

Total Common Stocks (Cost $2,876,960) - 99.1% .............          3,057,091
Other Assets in Excess of Liabilities - 0.9%...............             28,299
                                                                     ---------
NET ASSETS - 100% .........................................         $3,085,390
                                                                     =========


* For federal income tax purposes, cost is substantially the same as for financial reporting purposes and net unrealized appreciation is as follows:

                     Unrealized appreciation:          $265,596
                     Unrealized depreciation:           (85,465)
                                                       --------

                     Net unrealized appreciation:      $180,131
                                                        =======


              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

-------------------------------------------------------------------------------
Statement of Assets and Liabilities
November 30, 1996
-------------------------------------------------------------------------------

ASSETS:
    Investment in securities at value (cost $2,876,960) ................................$  3,057,091
    Deferred organization costs ........................................................     163,636
    Cash................................................................................     118,511
    Receivable for investment securities sold...........................................      42,899
    Dividends and interest receivable...................................................       3,863
                                                                                         -----------
          Total Assets .................................................................   3,386,000
                                                                                         -----------

LIABILITIES:
    Payable for investment securities purchased ........................................     158,927
    Due to Manager......................................................................      58,534
    Accrued legal fees .................................................................      24,999
    Accrued administration expenses ....................................................      17,659
    Miscellaneous accrued expenses .....................................................      40,491
                                                                                         -----------
           Total Liabilities............................................................     300,610
                                                                                         -----------

NET ASSETS..............................................................................$  3,085,390
                                                                                         ===========

COMPOSITION OF NET ASSETS:
    Capital paid in.....................................................................$  2,905,056
    Net  unrealized appreciation on investments and foreign
         currency transactions and forward foreign currency
         contracts......................................................................     180,334
                                                                                         -----------
Net Assets..............................................................................$  3,085,390
                                                                                         ===========

              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Statement of Operations
For the period from December 15, 1995* to November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends ................................................................... $ 13,228
    Interest ....................................................................    3,404
                                                                                 ---------
                                                                                    16,632
                                                                                 ---------
EXPENSES:
    Administrative expense.......................................................   95,423
    Directors' fees and expenses.................................................   50,000
    Organization expense.........................................................   40,909
    Insurance expense............................................................   29,195
    Legal expense................................................................   25,000
    Investment advisory expense..................................................   12,776
    Audit expense................................................................   12,500
    Registration expense.........................................................    3,044
    Miscellaneous accrued expenses...............................................    7,208
                                                                                 ---------
        Total expenses before reductions.........................................  276,055
                                                                                 ---------
    Less: Fee waivers and expense reimbursements by Manager...................... (195,435)
    Less: Fee waivers by Administrator...........................................  (57,591)
    Less: Fee waivers by Transfer Agent..........................................   (1,763)
                                                                                 ---------
    Net expenses.................................................................   21,266
                                                                                 ---------
             Net Investment Loss ................................................   (4,634)
                                                                                 ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain on investments and foreign currency transactions...........   59,180
    Net unrealized appreciation on investments and foreign currency transactions.  180,334
                                                                                 ---------
             Net realized and unrealized gain on investments and foreign currency transactions............................................  239,514
                                                                                 ---------
                     Net Increase in Net Assets Resulting from Operations........ $234,880
                                                                                 =========



----------------
*Commencement of Operations.



                See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the period from December 15, 1995* to November 30, 1996
-------------------------------------------------------------------------------


OPERATIONS:
    Net investment loss.....................................................................  $    (4,634)
    Net realized gain on investments and foreign currency transactions.......................      59,180
    Net unrealized appreciation on investments and foreign currency transactions....              180,334
                                                                                                ---------
         Net Increase in Net Assets Resulting from Operations................................     234,880
                                                                                                ---------

CAPITAL TRANSACTIONS:
    Proceeds from capital invested...........................................................   2,749,510
                                                                                                ---------

          Total Increase in Net Assets ......................................................   2,984,390

Net assets at the beginning of the period....................................................     101,000
                                                                                                ---------

NET ASSETS at the end of the period.................................................          $ 3,085,390
                                                                                                =========

-------------
*Commencement of Operations.


           See Accompanying Notes to the Financial Statements.

    FIRST GLOBAL EQUITY PORTFOLIO

    --------------------------------------------------------------------------
    Financial Highlights
    For the period from December 15, 1995* to November 30, 1996
    --------------------------------------------------------------------------


    Net assets, end of period (000's) .................... $3,085

    Ratio of expenses to average net assets...............  2.00% (a)(b)
    Ratio of net investment loss to average net assets.... (0.44%)(a)(b)

    Portfolio turnover rate............................... 26.31% (c)

    Average commission rate paid..........................$0.0069 (d)

    -------------

    *Commencement of Operations.
    (a) Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 25.74 percentage points (annualized).
    (b) Annualized.
    (c) This figure is calculated for the period during which there were equity holdings.
    (d) Represents total commissions paid on portfolio securities divided by the total number of shares purchased and sold on which commissions are charged.


             See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 1 - ORGANIZATION

First Global Equity Portfolio (the "Equity Portfolio"), a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Equity Portfolio was organized on June 26, 1995 and commenced operations on December 15, 1995.

The investment objective of the Equity Portfolio is to achieve total return on capital through both capital growth (realized and unrealized) and income. The Equity Portfolio seeks to achieve this objective by making investments in securities of issuers from around the world.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Equity Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

All the net investment income and unrealized and realized gains and losses from securities and foreign currency transactions of the Equity Portfolio are allocated pro-rata amongst the investors in the Equity Portfolio at the time of such determination.

a)   SECURITY VALUATIONS:

     Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market in which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Trustees of the Equity Portfolio. Short-term securities with less than sixty days remaining to maturity when acquired are valued at amortized cost, which approximates value. Short-term securities with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and are then valued on an amortized cost basis.

FIRST GLOBAL EQUITY PORTFOLIO
_______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 2 - CONTINUED

a)   INVESTMENT INCOME AND SECURITY TRANSACTIONS:

     Security transactions of the Equity Portfolio are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date.

c)   FOREIGN CURRENCY TRANSACTIONS:

     The Equity Portfolio's investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each day into U.S. dollars based upon currency exchange rates determined prior to the close of the New York Stock Exchange. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Equity Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized and unrealized gains or losses on securities.

     The Equity Portfolio may enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

     The Equity Portfolio is not required to enter into forward contracts with regard to settlement of its foreign currency-denominated securities and will not do so unless deemed appropriate by AIG Capital Management Corp. (the "Manager") or AIG Global Investment Corp. ("AIG Global"), the subadvisor. Forward foreign currency exchange contracts do not eliminate fluctuations in the underlying price of the securities. They simply establish a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the currency being traded, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency. With respect to forward foreign currency exchange contracts, losses in excess of amounts recognized in the statement of assets and liabilities may arise due to changes in value of the foreign currency or if the counterparty does not perform under the contract.

 FIRST GLOBAL EQUITY PORTFOLIO
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 2 - CONTINUED

d)   FEDERAL INCOME TAXES:

     The Equity Portfolio will be classified as a partnership for United States federal income tax purposes. As a consequence, the Equity Portfolio itself will not be subject to United States federal income tax, but each investor in the Equity Portfolio will be required to take into account its distributive share of items of partnership income, gain, loss, deduction and credit substantially as though such items had been realized directly by the investor and without regard to whether any distribution from the Equity Portfolio has been or will be received.

e)   ORGANIZATION EXPENSES:

     Expenses of $204,545 incurred in connection with the organization of the Equity Portfolio are being amortized on a straight line basis over a five year period beginning December 15, 1995. The amount paid by the fund on any redemption by AIG Asset Management Services, Inc. will be reduced by a proportion of any unamortized organizational expenses determined by the proportion of the amount of capital withdrawn and the amount of initial capital of the Equity Portfolio owned by such holder, outstanding immediately prior to such withdrawal.

NOTE 3 - AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Manager, an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), serves as the Equity Portfolio's investment adviser and is responsible for the management of the assets of the Equity Portfolio in conformity with its stated objectives and policies. For its services, the Manager is entitled to a fee calculated daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Equity Portfolio. The Manager has voluntarily agreed to waive its management fee or reimburse the Equity Portfolio's expenses to the extent that its total operating expenses exceed 2.00% of average daily net assets for a limited period. For the period ended November 30, 1996, the Manager waived its entire fee as adviser and reimbursed the Equity Portfolio in the aggregate amount of $195,435.

FIRST GLOBAL EQUITY PORTFOLIO
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 3 - CONTINUED

The Manager has entered into a subadvisory agreement with AIG Global, a wholly owned subsidiary of AIG which is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to its subadvisory agreement, AIG Global provides investment advisory services to the Manager in respect of the management of the assets of the Equity Portfolio and officers of AIG Global provide representation on the Manager's Investment Committee. Under the subadvisory agreement, the Manager is required to pay AIG Global a fee at an annual rate of 0.15% of the average daily net assets of the Equity Portfolio. These fees are paid from the management fee paid to the Manager.

The Manager was previously party to a subadvisory agreement with AIG Global Investment Corp. (Europe) Ltd., ("AIG Global Europe"), a wholly owned subsidiary of AIG. Effective May 28, 1996, AIG Global Europe deregistered under the Advisers Act and the subadvisory agreement was replaced with a service agreement pursuant to which AIG Global Europe agreed to provide investment advisory services.

The Manager serves as the Equity Portfolio's investment adviser and is responsible for the management of the assets and review and supervision of the investment program. In addition to the subadvisory agreements, the Manager has entered into service agreements with certain affiliates, including AIG Global Europe, whereby such affiliates provide investment advisory services under the direction of the Manager. Certain officers of these affiliates provide representation on the Manager's Investment Committee. Under the terms of the service agreements, the Manager is required to pay the service providers a total combined fee at an annual rate of 0.45% of the average daily net assets of the Equity Portfolio. These fees are paid from the management fee paid to the Manager. There have been no such fees paid through the period ended November 30, 1996.

PFPC International Ltd. serves as the Equity Portfolio's administrator and accounting agent. For the period ended November 30, 1996, PFPC International Ltd. voluntarily waived $57,591 of its fee. State Street Bank and Trust Company serves as custodian of the Equity Portfolio's assets.

Certain trustees and officers of the Equity Portfolio are also directors and/or officers of the Manager. These trustees and officers are paid no compensation by the Equity Portfolio.

 FIRST GLOBAL EQUITY PORTFOLIO
__________________________________________________________________________
Notes to Financial Statements
November 30, 1996
__________________________________________________________________________

NOTE 4 - SECURITIES TRANSACTIONS

For the period ended November 30, 1996, purchases of portfolio securities (other than short-term securities) were $3,312,710. Sales of portfolio securities were $499,298.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS AS OF NOVEMBER 30, 1996

                                                                        Unrealized
                               Market Value    Contract    Delivery    Appreciation
Contracts to Buy:             (U.S. Dollars)    Price        Date     (Depreciation)
-----------------             --------------  ----------  ----------  --------------
British Pound Sterling        $ 41,483          0.59382    12/03/96     $ (49)
British Pound Sterling          37,951          0.59382    12/03/96       (44)
Spanish Peseta                  35,517        129.50000    12/03/96      (140)
                                -------                                  -----
   Total Contracts to Buy:     114,951                                   (233)

Contracts to Sell:
------------------
British Pound Sterling          42,933          0.59382    12/03/96        51

       Total Unrealized Depreciation                                   $ (182)
                                                                       ======


                         FIRST GLOBAL EQUITY PORTFOLIO


                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS


To the Holders of Beneficial Interest and Board of Trustees of First Global Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Global Equity Portfolio as of November 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 15, 1995 (commencement of operations) to November 30, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of First Global Equity Portfolio as of November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 1995 (commencement of operations) to November 30, 1996, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.

New York, New York
January 2, 1997

                            AIG RETIREE FUND - 2003
                      A Series of AIG All Ages Funds, Inc.

                      Statement of Additional Information

                                January 10, 1997

                                 505 Carr Road
                              Wilmington, DE 19809
                                (800) 862 - 3984

       AIG Retiree Fund -- 2003 (the "Fund") is a diversified series of AIG All Ages Funds, Inc. (the "Company"). The Fund has two investment objectives. The first objective is to provide a guaranteed return, on or after November 15, 2003, of the full amount originally invested (including any front-end sales charges paid) by each shareholder who has reinvested all dividends and distributions. The Fund pursues its first objective by investing a portion of its assets in U.S. Treasury zero coupon securities, combined with further assurance from a guarantee by AIG Capital Management Corp., the Fund's investment adviser (the "Manager"). The Manager's obligations under its guarantee will be backed by its parent, American International Group, Inc. ("AIG").

       The Fund's second objective is to achieve total return on capital through both capital growth (realized and unrealized) and income by investing a portion of its investable assets in the First Global Equity Portfolio (the "Equity Portfolio"), a diversified open-end management investment company that invests in a globally diversified portfolio of equity securities. There can be no assurance that the Fund's investment objective of total return on capital will be achieved. The Fund will directly acquire and manage its portfolio of zero coupon securities. Both the Fund and the Equity Portfolio are managed by AIG Capital Management Corp. and investment advice is provided by affiliated companies.


       This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January 10, 1997, and as further amended or supplemented from time to time, a copy of which may be obtained from the Fund upon request. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.

                               TABLE OF CONTENTS


General Information......................  3

Investment Objectives and Policies.......  3

The Manager's Guarantee..................  8

Directors, Trustees and Officers.........  9

Management and Expenses.................. 13

Rule 12b-1 Plan.......................... 15

Shareholder Servicing Agreement.......... 15

Portfolio Transactions and Brokerage..... 15

Purchase and Redemption of Fund Shares... 16

Distribution Services.................... 17

Valuation................................ 18

Taxes.................................... 19

Performance Information.................. 20

Other Information........................ 21

Financial Information.................... 22

Information with Respect to AIG.......... 23

                              GENERAL INFORMATION

       The Fund is a diversified series of AIG All Ages Funds, Inc. (the "Company"), an open-end management investment company.


                       INVESTMENT OBJECTIVES AND POLICIES

OVERVIEW

       The Fund has two investment objectives. The first is to provide a guaranteed return, at any time on or after November 15, 2003 (the "Maturity Date"), of the full amount originally invested (including any front-end sales charges paid) by each shareholder who has reinvested all dividends and distributions (the "Repayment Objective"). The Fund pursues its first objective by investing a portion of its assets in zero coupon securities that are the direct obligations of the U.S. Treasury ("Treasury Securities"), combined with further assurance from a guarantee by the Manager (the "Manager's Guarantee"). The Manager's obligations under the Manager's Guarantee will be backed by its parent, AIG. The Fund's second objective is to provide total return on capital through both capital growth (realized and unrealized) and income. Unlike other mutual funds that directly acquire and manage their own portfolio of securities, the Fund seeks to achieve this objective by investing the balance of its assets in the First Global Equity Portfolio (the "Equity Portfolio"), an open-end diversified management investment company that invests in a globally diversified portfolio of equity securities. The investment objectives of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information regarding the Fund's and the Equity Portfolio's investment policies supplements the information contained in the Prospectus.

       Zero Coupon Securities. There are currently two basic types of zero coupon securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face amount only security paying no interest. Zero coupon securities of the U.S. Government and certain of its agencies and instrumentalities and of private corporate issuers are currently available, although the Fund will purchase only those that are direct obligations of the U.S. Treasury.


       Zero coupon securities of the U.S. Government that are currently available are called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are issued under a program introduced by the U.S. Treasury and are direct obligations of the U.S. Government. The U.S. Government does not issue zero coupon securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market stripping of selected Treasury notes and bonds into individual interest and principal components. Under the program, the U.S. Treasury continues to sell its shares and bonds through its customary auction process. However, a purchaser of those notes and bonds who has access to a book-entry account at a Federal Reserve bank may separate the specified Treasury notes and bonds into individual interest and principal components. The selected Treasury Securities may thereafter be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments. The Federal Reserve does not charge a fee for this service; however, the book-entry transfer of interest and principal components is subject to the same fee schedule generally applicable to the transfer of Treasury Securities.

       Under the program, in order for a book-entry Treasury Security to be separated into its component parts, the face amount of the security must be an amount which, based on the stated interest rate of the security, will produce a semi-annual interest payment of $1,000 or a multiple of $1,000. Once a book-entry security has been separated, each interest and principal component may be maintained and transferred in multiples of $1,000 regardless of the face amount initially required for separation or the resulting amount required for each interest payment.

       Investment banks may also strip Treasury Securities and sell them under proprietary names. These securities may not be as liquid as STRIPS and the Fund has no present intention of investing in these instruments.

       STRIPS are purchased at a discount from $1,000. Absent a default by the U.S. Government, a purchaser will receive face value for each of the STRIPS provided the STRIPS are held to their due dates. While STRIPS can be purchased on any business day, they all currently come due on February 15, May 15, August 15 or November 15.

       Foreign Currency Transactions. The Equity Portfolio may enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.


      The Equity Portfolio is not required to enter into forward contracts with regard to settlement of its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or AIG Global Investment Corp. ("AIG Global" or the "Subadvisor"). Forward foreign currency exchange contracts do not eliminate fluctuations in the underlying price of the securities. They simply establish a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the currency being traded, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

       Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Equity Portfolio at one rate, while offering a lesser rate of exchange should the Equity Portfolio desire to resell that currency to the dealer.

       Borrowing. The Fund or the Equity Portfolio may from time to time borrow money for extraordinary or emergency purposes in an amount up to 5% of its total assets from banks at prevailing interest rates. This policy is fundamental. Should the Fund or the Equity Portfolio, for any reason, have borrowings that do not meet this test, then within three business days, it must reduce such borrowings so as to meet the foregoing test. Under these circumstances, the Fund or the Equity Portfolio may have to liquidate its holdings at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of the Fund or the Equity Portfolio, as relevant, to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Fund or Equity Portfolio, as relevant, could decrease faster than if there had been no borrowings.

       Lending of Portfolio Securities. Neither the Fund nor the Equity Portfolio may lend its holdings of securities. These are fundamental policies of the Fund and the Equity Portfolio.

       Except as noted above, the foregoing investment policies of the Fund and the Equity Portfolio are not fundamental and the Board of Directors of the Company or the Trustees of the Equity Portfolio, as relevant, may change such policies without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or the Equity Portfolio, as relevant.


       Portfolio Turnover. The Equity Portfolio may generally change its portfolio investments at any time in accordance with the Manager's or the Subadvisor's appraisal of factors affecting any particular issuer or the market economy in general. The Equity Portfolio anticipates that the annual rate of portfolio turnover will not exceed 100% per annum. After the Offering Period, the Fund does not anticipate any portfolio turnover in its holding of zero coupon securities except as necessary to meet requests for redemption and in connection with the non-reinvestment of dividends.

ADDITIONAL INVESTMENT RESTRICTIONS FOR THE FUND AND THE EQUITY PORTFOLIO

       Except as expressly indicated otherwise, the following additional restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund or the Equity Portfolio, as relevant. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares, or (2) 67% or more of the shares present at a shareholder's meeting, if more than 50% of the outstanding shares are represented at the meeting in person or in proxy.

       The Fund may not:

       (1) Issue senior securities (i.e., any security evidencing indebtedness or any stock of a class having priority over any other class as to distribution of assets or payment of dividends), provided that the Fund may borrow money as described in clause (5) below.

       (2) Make short sales of securities.

       (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of its Treasury Securities.

       (4) Write put or call options on securities.

       (5) Borrow money, except from banks for extraordinary or emergency purposes, or invest borrowed funds in additional securities. Such borrowing may not exceed 5% of the Fund's total assets.

       (6) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in disposing of a portfolio security.

       (7) Purchase, sell or hold any real estate or real estate mortgage loans.

       (8) Purchase or sell any commodities or commodity contracts, including futures contracts.

       (9) Make loans or lend the Treasury Securities it holds in furtherance of the Repayment Objective.

       (10) Invest in any securities other than (i) Treasury Securities and (ii) beneficial interests in the Equity Portfolio or of another issuer that has investment objectives, policies and limitations substantially similar to those of the Equity Portfolio. Should the Directors determine that investment in the Equity Portfolio or a similar issuer is no longer in the best interest of the Fund's shareholders, they will hold a vote of shareholders to consider possible alternatives.

(11) Except for investments in (i) Treasury Securities and (ii) beneficial interests in the Equity Portfolio or of another issuer that has investment objectives, policies and limitations substantially similar to those of the Equity Portfolio, purchase any security if, as a result, more than 25% of the market value of its total assets would be invested in securities of issuers principally engaged in the same industry (except Treasury Securities). This investment policy is not fundamental.

       The Equity Portfolio may not:

       (1) Issue senior securities (i.e., any security evidencing indebtedness or any stock of a class having priority over any other class as to distribution of assets or payment of dividends), provided that the Equity Portfolio may borrow money as described in clause (5) below.

       (2)  Make short sales of securities except short sales against the box.

       (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of its portfolio securities.

       (4) Write put or call options on securities.

       (5) Borrow money, except from banks for extraordinary or emergency purposes, or invest borrowed funds in additional securities. Such borrowing may not exceed 5% of the Equity Portfolio's total assets.

       (6) Engage in the underwriting of securities, except insofar as the Equity Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

       (7) Purchase, sell or hold any real estate, real estate mortgage loans or real estate limited partnerships, provided that the Equity Portfolio may invest in the securities of companies that are engaged in businesses related to real estate and real estate mortgage loans.


       (8) Purchase or sell any commodities or commodity contracts, including commodity futures contracts, provided that the Equity Portfolio may enter into forward foreign currency contracts to provide for its obligations at the time of settlement of securities transactions.

       (9) Make loans or lend portfolio securities except as described in the Prospectus under "Other Investment Policies - Repurchase Agreements."

       (10) Invest more than 25% of the market value of its total assets in securities of issuers principally engaged in the same industry (except Treasury Securities).

       (11) As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except Treasury Securities).

       (12) Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

       (13) Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years, provided that securities guaranteed by a company that has been in operation at least three continuous years shall be excluded from this limitation, or in equity securities the resale of which is restricted by law. This policy is not fundamental.

       (14) Purchase securities of open-end or closed-end investment companies, except as permitted by the 1940 Act, and only in open market purchases where no commission or profit to a sponsor or dealer results other than customary brokers' commissions.

       (15) Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Equity Portfolio's total assets. For purposes of this restriction, warrants acquired by the Equity Portfolio in units attached to securities or distributed as dividends on another security may be deemed to have been purchased without cost. This policy is not fundamental.

       (16) Invest in companies for the purpose of exercising control or management.

       (17) Purchase or retain securities of any issuer if those officers and trustees of the Equity Portfolio and the officers and directors of the Manager or any Subadvisor who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities. This policy is not fundamental.

       (18) Invest in oil, gas or other mineral exploration or development programs or leases.

       The Prospectus states that the Equity Portfolio may invest up to 15% of its assets in illiquid securities and that the Trustees of the Equity Portfolio (the "Trustees") may determine that certain securities sold under Rule 144A of the 1933 Act are not subject to this 15% limitation.



       With respect to limitation (5) of the Fund and the Equity Portfolio, the directors of the Fund (the "Directors") and the Trustees have only authorized the Fund and the Equity Portfolio to borrow money to meet requirements for redemptions and to meet nonrecurring operating expenses.



                            THE MANAGER'S GUARANTEE

       The Company and the Manager have entered into a Guarantee Agreement, dated February 15, 1996 (the "Manager's Guarantee"). The Manager's Guarantee operates such that an investor who has reinvested all dividends and distributions (an "Eligible Investor") will be able to demand the return of the full amount of his or her original investment in the Fund (including any front-end sales charges paid) after the Maturity Date. An Eligible Investor who has redeemed some shares prior to the Maturity Date is still an Eligible Investor with respect to the shares not redeemed.


       In determining the amount to be paid by the Manager to the Fund in the event that the Manager's Guarantee is triggered, a "Reinvestment Ratio" is employed. The Reinvestment Ratio is the number of shares that would be owned on a particular date by a person who acquired one share during the Offering Period (as defined in the Prospectus) and continuously reinvested all dividends and distributions. Due to reinvestment of dividends and distributions, that person
would own more than one share at the Maturity Date.   Dividends and
distributions paid by the Fund during the Offering Period will be taken into account in determining the Reinvestment Ratio such that an Eligible Investor who purchases shares after the date of such dividend or distribution will still be
ensured of the benefits of the Manager's Guarantee.   Shares acquired therefrom
will not, however, be considered shares acquired during the Offering Period for purposes of determining the amount of an Eligible Investor's original investment. The Manager's Guarantee is triggered when an Eligible Investor tenders shares for redemption after the Maturity Date and the then current net asset value per share multiplied times the Reinvestment Ratio is less than the highest net asset value per share of the Fund attained during the Offering Period plus the maximum front-end sales charge of 4.75%. In such event, the Manager will promptly pay to the Fund an amount sufficient to ensure that the total value of the shares then held by an Eligible Investor who has not redeemed any of his or her shares (including shares received through the reinvestment of dividends and distributions) is equal to the amount of such investor's original investment in the Fund during the Offering Period plus the maximum front-end sales charge and assuming that such investor bought his or her shares at the highest net asset value attained during the Offering Period.

       Any payment made by the Manager pursuant to the Manager's Guarantee will be to the Fund and will cause the net asset value of all outstanding shares to increase by the same amount. Thus, all shareholders may benefit to some extent from any payment under the Manager's Guarantee. However, a shareholder who has not reinvested all dividends and distributions will own fewer shares on or after the Maturity Date than a shareholder who invested the same amount during the Offering Period but has reinvested continuously. Moreover, such shareholder will not be entitled to make a demand for payment under the Manager's Guarantee. The benefits of the Manager's Guarantee will not be available with respect to shares redeemed prior to the Maturity Date, nor will they be available after the Maturity Date if no shareholder of the Fund has reinvested all of his or her dividends and distributions or no Eligible Investor has yet tendered shares for redemption. The availability of the Manager's Guarantee will not be affected by the termination or amendment of the Fund's Management Agreement with the Manager.

       In the event of the liquidation or reorganization of the Fund after the Maturity Date, all Eligible Investors will be deemed to have tendered their shares for redemption, and, if the Manager's Guarantee is triggered by such redemption, then the Manager will make any required payment. Any such payment will take into account any known liabilities in connection with the liquidation or reorganization, and, therefore, Eligible Investors will in such event be assured to receive from the Fund at least their original investment (including any front-end sales charges paid).

       The Manager's obligations under the Manager's Guarantee are backed by its parent, AIG, pursuant to a Support Agreement, dated February 15, 1996. AIG is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities in the United States and abroad. Other significant activities of AIG are financial services and agency and service fee operations. Under the Support Agreement, AIG has agreed that, if the Manager is unable to make full payment of any amount required under the Manager's Guarantee, AIG will make a capital contribution or a loan to the Manager to the extent of the Manager's inability to pay. The Support Agreement provides that the full amount of such capital contribution or loan will be paid directly to the Fund.

       Payment obligations under the Manager's Guarantee and the Support Agreement will be solely the obligations of the Manager and AIG, respectively. No other affiliate of the Fund, the Manager, AIG or any other party has undertaken any obligation to the Fund or its shareholders with respect to the Manager's Guarantee.

       The foregoing is only a summary of the terms of the Manager's Guarantee and the Support Agreement and is qualified in its entirety by reference to such agreements, copies of which have been filed as exhibits to the registration statement of which this Statement of Additional Information forms a part.

                        DIRECTORS, TRUSTEES AND OFFICERS

       Directors and officers of the Company, and Trustees and officers of the Equity Portfolio, together with information as to their principal business occupations during the past five years, are shown below. Each Director/Trustee who is an "interested person" of the Fund and/or the Equity Portfolio, as defined in the 1940 Act, is indicated by an asterisk.



                                         POSITION
                             POSITION      WITH
                              WITH        EQUITY            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE        COMPANY    PORTFOLIO            DURING PAST 5  YEARS
------------------------------------------------------------------------------------------
Roger T. Wickers (61)        Chairman    Chairman       Retired; formerly Senior Vice
339 Forest Road              of the      of the        President and General Counsel,
Wolfeboro, New               Board       Board and     Keystone.
 Hampshire 03894             and         Trustee
                             Director

Paul H. Friedman (42)        Director    Trustee         Partner, Arter & Hadden, law
1801 K Street N.W.,                                      firm.
Suite 400k
Washington, D.C 20006-
1301

Linda-Ann S. Goodwin*       Director    Trustee     Executive Vice President, AIG
 (48)                                               Capital Management Corp.;
70 Pine Street                                      Senior Vice President, AIG Asset
New York, New York                                  Management Services, Inc.;
 10270                                              formerly Marketing Executive,
                                                    Kemper Financial; Marketing
                                                    Executive, Coca Cola, USA.

Charles Vinick (49)         Director    Trustee     Independent Consultant;
214 South Venice Blvd.                              Director, Jean-Michel Cousteau
Venice, California 90291                            Productions; Director, Passage
                                                    International Incorporated;
                                                    Advisory Board Member, SMR
                                                    Energy, Inc.; formerly Vice
                                                    President, The Cousteau
                                                    Society.

Gary M. Gardner (45)        Secretary   Secretary   Chief Counsel, PNC Bank, N.A.;
400 Bellevue Parkway                                formerly Attorney, Federated
Wilmington, Delaware                                Investors, Inc., Sun America
 19809                                              Asset Management Corp. and
                                                    the Boston Company.


----------
* "Interested" person as defined in the 1940 Act by reason of affiliation with the Manager.


                                         POSITION
                             POSITION      WITH
                              WITH        EQUITY            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE        COMPANY    PORTFOLIO            DURING PAST 5  YEARS
--------------------        ---------   ---------       ---------------------------
David T. Goss (48)          Vice        Vice        President, AIG Asset
70 Pine Street              President   President   Management Services, Inc.;
New York, New York                                  Director and Vice Chairman, AIG
10270                                               Capital Management Corp.;
                                                    Director and Chairman, AIG
                                                    Asset Management Ltd. and AIG
                                                    Asset Management Services,
                                                    Ltd.; formerly Director, Equitilink
                                                    Australia; Director, Equitilink, Ltd;
                                                    Chairman, Equitilink Pacific, Ltd;
                                                    President, Equitilink USA, Inc.;
                                                    and Director, Valufi (Pty), Ltd.

Daniel K. Kingsbury (38)    President   President   President, AIG Asset
70 Pine Street                                      Management, Inc.; President,
New York, New York                                  AIG Capital Management Corp.;
10270                                               Senior Vice President, AIG Asset
                                                    Management Services, Inc.; Vice
                                                    President, AIG Equity Sales
                                                    Corp.; Executive Director, AIG
                                                    Asset Management Ltd. and AIG
                                                    Asset Management Services,
                                                    Ltd.; formerly Director of Strategy
                                                    and Business Development, AIG
                                                    Investment Corporation; formerly
                                                    Director of Strategy, AIG Asset
                                                    Management International Ltd.

J. Fergus McKeon (35)       Treasurer   Treasurer   General Manager, PFPC
80 Harcourt Street                                  International; formerly Chief
Dublin, Ireland                                     Accountant, SBC-ISL; Director,
                                                    Emerging Markets Fixed Income
                                                    Fund.

David Hartman (32)          Assistant   Assistant   Assistant General Counsel, AIG;
70 Pine Street              Secretary   Secretary   formerly Associate, Simpson
New York, New York                                  Thacher & Bartlett.
10270



                                         POSITION
                             POSITION      WITH
                              WITH        EQUITY            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE        COMPANY    PORTFOLIO            DURING PAST 5  YEARS
--------------------        ---------   ---------       ---------------------------

Walter Josiah (36)          Assistant          ---  Manager, Investor Services Unit
505 Carr Road               Secretary               of AIG Equity Sales Corp.;
Wilmington, Delaware                                formerly Assistant Vice
19809                                               President, Mutual Fund
                                                    Operations, Kidder, Peabody &
                                                    Co.

Elizabeth M. Tuck (41)      Assistant   Assistant   Assistant Secretary, AIG;
70 Pine Street              Secretary   Secretary   Corporate Secretary for various
New York, New York                                  domestic affiliates and
10270                                               subsidiaries of AIG.

Jay F. Nusblatt (35)        Assistant   Assistant   Vice President and Director of
103 Bellevue Parkway        Treasurer   Treasurer   Fund Accounting and
Wilmington, Delaware                                Administration, PFPC Inc.;
19809                                               formerly Assistant Vice President
                                                    of Fund/Plan Services, Inc. and
                                                    PFPC Inc.

Eugene Cichanowsky (50)     Assistant   Assistant   Vice President Financial and
70 Pine Street              Treasurer   Treasurer   Administration, AIG Asset
New York, New York                                  Management Services, Inc.;
10270                                               formerly, Vice President,
                                                    Delaware Management Holdings
                                                    Inc.; Vice President and
                                                    Controller, Delaware
                                                    Management Holdings, Inc.



       Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager.


       The following table sets forth the aggregate compensation the Company paid to each Director and the aggregate compensation paid to each Director for service on the Company's Board and boards of other companies in the family of funds sponsored by the Manager or its affiliates for the fiscal year ending on November 30, 1996.

                               COMPENSATION TABLE
                              (NOVEMBER 30, 1996)

                                      PENSION                        TOTAL
                                     RETIREMENT                  COMPENSATION
                                      BENEFITS                       FROM
                          AGGREGATE   ACCRUED      ESTIMATED       COMPANY
                        COMPENSATION  AS PART       ANNUAL         AND FUND
                            FROM      OF FUND    BENEFITS UPON   COMPLEX PAID
NAME AND POSITION         COMPANY     EXPENSES    RETIREMENT    TO DIRECTORS
------------------------------------------------------------------------------
Roger T. Wickers             $14,166  None        N/A                  $28,333
Director
------------------------------------------------------------------------------
Paul H. Friedman             $14,166  None        N/A                  $28,333
Director
------------------------------------------------------------------------------
Linda-Ann S. Goodwin               0  None        N/A                        0
Director
------------------------------------------------------------------------------
Charles Vinick               $14,166  None        N/A                  $28,333
Director
------------------------------------------------------------------------------


       As of December 31, 1996, the directors and officers of the Company, as a group, owned less than 1% of the shares of common stock of the Fund.


                            MANAGEMENT AND EXPENSES

       As indicated in the Prospectus, under the Fund's agreement with the Manager dated February 15, 1996 and the Equity Portfolio's Agreement with the Manager dated September 15, 1995, subject to the control of the Board of Directors of the Fund and the Trustees of the Equity Portfolio, the Manager administers the business and other affairs of the Fund and the Equity Portfolio. The Manager provides both the Fund and the Equity Portfolio with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Fund and the Equity Portfolio. The Manager pays all of the compensation of those Directors and Trustees who are employees, consultants and/or directors of the Manager and of the officers and employees of the Fund and the Equity Portfolio. The Fund pays the Manager a management fee for its services, calculated daily and payable monthly equal to 0.20% per annum of the average daily net assets of the Fund (other than its interest in the Equity Portfolio). Similarly, the Equity Portfolio pays the Manager a management fee, calculated daily and payable monthly equal to 1.20% per annum of the average daily net assets of the Equity Portfolio. As described in the Prospectus, the Manager has agreed to waive or reimburse certain expenses subject to reimbursement under certain circumstances by the Fund in later years. Assuming that 65% of the Fund's assets are invested in zero coupon Treasury Securities and 35% in the Equity Portfolio, the combined management fee paid by the Fund (which includes fees paid by the Equity Portfolio for assets of the Fund held by the Equity Portfolio) would be equal to 0.55% per annum of the average total assets of the Fund. Assuming an allocation of 50% to 80% of the Fund's assets to zero coupon Treasury Securities the combined management fee paid by the Fund will range between 0.40% and 0.70% per annum of the average total assets of the Fund. Fees paid by the Manager to the Subadvisor (which do not affect the fees paid by the Fund) are described in the Prospectus. For the fiscal year ended November 30, 1996, the Manager waived its entire advisory fee, which totaled $2,767 and $12,776 for the Fund and the Equity Portfolio, respectively. For the fiscal year ended November 30, 1996, the Manager paid no fees to the Subadvisor.

       The Fund and the Equity Portfolio pay all of their respective expenses other than those assumed by the Manager and the Subadvisors, including brokerage commissions; administration, shareholder services and distribution fees; fees and expenses of independent auditors and counsel; taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws; cost of stock certificates and expenses of repurchase or redemption of shares; expenses of printing and distributing reports, notices and proxy materials to shareholders; expenses of printing and filing reports and other documents with governmental agencies; expenses of shareholders' meetings; expenses of corporate data processing and related services; shareholder recordkeeping and shareholder account services fees and disbursements of custodians; expenses of distributing dividends and distributions; fees and expenses of those Directors or Trustees not employed by (or serving as a director of) the Manager or its affiliates; insurance premiums; and extraordinary expenses such as litigation expenses. The Company's expenses will be allocated among the Fund and any other series in a manner determined by the Board of Directors to be fair and equitable.



       The Fund's and the Equity Portfolio's agreements with the Manager provide that the Manager will not be liable to the Fund or the Equity Portfolio, as relevant, for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under any of these agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under these agreements.


       The Fund's management agreement and the subadvisory agreement with the Subadvisor were approved by the Board of Directors of the Fund at a meeting held on December 18, 1995 and by the sole shareholder on March 22, 1996. The Equity Portfolio's management agreement and subadvisory agreement were approved by the Trustees of the Equity Portfolio at a meeting held on June 29, 1995 and by the sole owner of a beneficial interest in the Equity Portfolio on June 29, 1995. These agreements shall continue in effect for a period of more than two years from the date they were entered into only so long as such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of the majority of the Board of Directors or Trustees, as relevant, or of the outstanding voting securities of the Fund or the Equity Portfolio, as relevant, and by a vote of a majority of the Board of Directors or Trustees who are not parties to the agreement being voted upon or interested persons (as defined in the 1940 Act) of any such party). The Fund, the Equity Portfolio, the Manager, or the Subadvisor, as relevant, can terminate any of these agreements to which it is a party, without penalty, on 60 days' written notice to the relevant counterparty and each of these agreements will terminate automatically in the event of its assignment.

                                RULE 12B-1 PLAN

       As indicated in the Prospectus, the Fund has adopted a Plan of Distribution (the "Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

       The Plan was originally approved on December 18, 1995 by the Board of Directors of the Company, including a majority of the directors who are not interested persons (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (the "Qualified Directors"). An amendment to the Plan was approved on March 21, 1996 by the Board of Directors of the Company, including the Qualified Directors. The Plan was approved by the sole shareholder of the Fund on March 22, 1996. The Plan will terminate on the last day of the Offering Period (including any extension thereof).


       The Plan requires the Treasurer of the Fund to provide the Directors, and that the Directors review at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not interested persons of the Fund be made by such disinterested Directors. The Plan may not be amended to increase materially the amounts payable to AIG Equity Sales Corp. (the "Distributor") without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and no material amendment to the Plan may be made except by a majority of both the Directors and the Directors who are not interested persons of the Fund (as defined in the 1940
Act).

       For the fiscal year ended November 30, 1996, the Distributor accrued fees from the Fund pursuant to the Plan totaling $9,228. Substantially all of this amount was reimbursement for printing expenses accrued by the Distributor.

                        SHAREHOLDER SERVICING AGREEMENT

       As indicated in the Prospectus, the Fund has entered into a Shareholder Servicing Agreement with the Distributor pursuant to which the Fund pays the Distributor a fee, payable monthly at the annual rate of up to 0.25% of net assets of accounts in the Fund that it maintains and services, in exchange for shareholder services. The Shareholder Servicing Agreement was originally approved on June 29, 1995 by the Board of Directors of the Fund, including a majority of the directors who are not interested persons (as defined in the 1940
Act). The addition of the Fund to the Shareholder Servicing Agreement was approved on December 18, 1995 by the Board of Directors of the Fund. For the fiscal year ended November 30, 1996, the Fund paid $4,614 as fees to the Distributor as shareholder servicing agent of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       The Fund's and the Equity Portfolio's agreements with the Manager and the Subadvisor recognize that in the purchase and sale of portfolio securities, the Manager and Subadvisor will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager or Subadvisor for their use. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the

Manager and Subadvisor to be beneficial to the Fund or the Equity Portfolio. In addition, the Manager and the Subadvisor are authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis through the use of such brokers selected solely on the basis of seeking the most favorable price and execution, although such research and analysis may be useful to the Manager and the Subadvisor in connection with their services to clients other than the Fund or the Equity Portfolio.

       In over-the-counter markets, the Fund and the Equity Portfolio deal with primary market-makers unless a more favorable execution or price is believed to be obtainable. The Fund and Equity Portfolio may buy securities from or sell securities to dealers acting as principal, except dealers with which their directors and/or officers are affiliated.


       When two or more investment advisory clients of the Manager or the Subadvisor desire to buy or sell the same security at the same time, the Manager or the Subadvisor may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. The securities purchased or sold are allocated by the Manager and the Subadvisor in a manner believed to be equitable to each client. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

       The Fund paid no brokerage commissions during the period ended November 30, 1996. During the same period, the Equity Portfolio paid brokerage commissions in the aggregate amount of $13,039.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

       REDUCTIONS AVAILABLE. Shares of the Fund sold with a sales load will be eligible for the following reductions, which are described in more detail in the
Prospectus:

       VOLUME DISCOUNTS are provided if the total amount being invested in the Fund alone, or in combination with shares of certain other mutual funds managed by the Manager which are sold with a sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus. A contingent deferred sales charge of 1% may be imposed upon redemption of shares of the Fund that are purchased pursuant to a volume discount if they are redeemed within one year of purchase.

       THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in the Fund and shares of certain other mutual funds managed by the Manager and sold with the same sales load to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned will be taken into account in orders placed through a dealer, however, only if the Distributor is notified by the investor or dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

       A LETTER OF INTENT allows an investor to purchase shares during the Offering Period at reduced sales loads in accordance with the schedule in the Prospectus, based on the total amount of shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares of certain other mutual funds managed by the Manager purchased with a sales load by the investor. Reduced sales loads also may apply to purchases made within the Offering Period starting up to 90 days before the date of execution of a letter of intent.

       CERTAIN AFFILIATED PERSONS. Shares of the Fund may be sold at net asset value to present and retired Directors, Trustees, officers, employees (and their family members) of the Fund and to certain other persons, as more completely described in the Fund's Prospectus under "Purchases of Shares".

       PERSONS ENTITLED TO REDUCTIONS. Reductions in sales loads apply to purchases by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 or 457 of the Internal Revenue Code or 1986, as amended (the "Code"), organizations tax exempt under Section 501(c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose.

       FURTHER TYPES OF REDUCTIONS. Shares of the Fund may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies and other personal holding companies, to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Fund shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with the Distributor and shareholders of mutual funds with investment objectives and policies similar to the Fund who purchase shares with redemption proceeds of such funds as described in the Prospectus.

       Shares of the Fund may be sold at net asset value to these persons since such shares require less sales effort and lower sales related expenses as compared with sales to the general public.

       MORE ABOUT REDEMPTIONS. The procedures for redemption of shares of the Fund under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the ordinary liquidation of securities held is prevented by the closing of an exchange or market during periods of emergency, or such other periods ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


                             DISTRIBUTION SERVICES

       The Distributor, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of other mutual funds in the family of funds sponsored by the Manager or its affiliates. As general distributor of the Fund's shares, the Distributor normally allows concessions to all dealers, as indicated in the Prospectus, of up to 4.25% on purchases to which the 4.75% sales load applies, but may allow the whole amount.

       Aggregate underwriting commissions in connection with the offering of the Fund's shares for the period ended November 30, 1996 were $243,052. After allowances to dealers, the Distributor retained of this amount $27,936.

       The Distributor is entitled to retain any contingent deferred sales load imposed on certain redemptions occurring within one year of purchase of shares purchased pursuant to a volume discount.


                                   VALUATION

       Net asset value per share is determined as of the close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. New York City time), on each business day that the NYSE is open. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The net asset value per share is determined by dividing the market value of the Fund's securities (including its interest in the Equity Portfolio) as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. During the Offering Period, zero coupon Treasury Securities will be valued at the average of the last reported bid and ask prices; thereafter, in order to ensure that an adequate amount of zero coupon Treasury Securities is maintained to achieve the Repayment Objective when shares of the Fund are redeemed, zero coupon Treasury Securities will be valued at the last reported bid. Equity Portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities are primarily traded. Securities for which there are not recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors or the Trustees. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors or the Trustees, as relevant, determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

       Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of Fund shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which otherwise would not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors or the Trustees, as relevant.

       For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


                                     TAXES

       The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under the Code. In order to qualify, the Fund must, among other things, (i) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or foreign currencies; (ii) derive less than 30% of its annual gross income from the sale or other disposition of stocks or securities (or certain options, futures, forward contracts and foreign currencies) held for less than three months; and (iii) diversify its holdings so that, at the end of each fiscal quarter, (x) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (y) not more than 25% of the value of the Fund's assets is represented by securities of any one issuer (other than U.S. Government securities).

       The Fund and the Equity Portfolio are components of a so-called "master-feeder" structure. Under this type of structure, management of the Fund expects to take into account, for purposes of determining the Fund's status as a regulated investment company, the Fund's proportionate share of the assets, income, and deductions of the Equity Portfolio.

       Income received by the Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's assets at the close of its fiscal year consists of stocks or securities of foreign corporations (which is not expected), the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. In such a case, a shareholder of the Fund would be required to include in income its share of such foreign income taxes but would be permitted (subject to certain limitations) to either deduct such amounts in computing U.S. taxable income or credit such amounts in computing U.S. tax payable.

       If the Fund purchases shares in a foreign corporation that is a "passive foreign investment company," the Fund itself might be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distributions" from such corporation or on gain from the disposition of such shares, even if the excess distribution is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat the passive foreign investment company as a "qualified electing fund," the foregoing treatment would not apply and the Fund would instead be required to include in income, and distribute to its shareholders in accordance with the Fund's distribution requirements, the Fund's pro rata share of the ordinary earnings and net capital gains of the qualified electing fund, whether or not distributed to the Fund.

       Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund or the Equity Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of the acquisition and disposition of the security are also treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's net investment income available to be distributed to its shareholders as ordinary income.

       Shareholders are urged to consult their tax advisers concerning the effect of federal, state and local taxes on the Fund and in their individual circumstances. There is a possibility that a portion of the Fund's dividends may be exempt from state tax.


                            PERFORMANCE INFORMATION

       The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the Securities and Exchange Commission:


                               P(1 + T)/n/ = ERV
where:
          P =       a hypothetical initial payment of $1,000,
          T =       the average annual total return,
          n =       the number of years, and
          ERV =     the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.


  For the period from April 17, 1996 (commencement of operations) through November 30, 1996, the total return of the Fund was 2.50% (assuming deduction of the maximum front-end sales charge).

  From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Additional Performance Quotations
---------------------------------

  Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge. For the period from April 17, 1996 (commencement of operations) through November 30, 1996, the total return of the Fund without deduction of any front-end sales charges was 7.65%.

  Total returns are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons
-----------------------

  The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indexes including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Europe Australia Far East ("EAFE") Index and other indexes prepared by Morgan Stanley Capital International. The Fund's performance may also be compared to the performance of other mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. and Micropal, Ltd. Such performance calculations are generally based upon changes in net asset value with all dividends reinvested.

  The Fund may quote information from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The New York Times, The Washington Post, The International Herald Tribune, USA Today, Institutional Investor, Registered Representative and other consumer journals and publications by the U.S. government and its agencies. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds, and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC/Donoghue Money Fund Report/(R)/ or Money Fund Insight/(R)/, reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

                               OTHER INFORMATION

  CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued capital stock of the Fund into any number of series or classes without further action by the shareholders. To date, two series of shares have been authorized, which shares constitute interests in AIG Children's World Fund - 2005 and AIG Retiree Fund - 2003; however, the Board of Directors may authorize further series or classes in the future. The 1940 Act requires that where more than one series or class exists, each series or class must be preferred over all other series or classes in respect of assets specifically allocated to such series or class.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority (as defined in the 1940 Act) of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.


  CUSTODIAN AND ADMINISTRATOR. PNC Bank, National Association ("PNC Bank"), Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as custodian of the Fund, and maintains direct custody of the assets of the Fund. State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the assets of the Equity Portfolio. State Street is authorized to establish and has established separate accounts in foreign currencies and is authorized to cause securities of the Equity Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks. PFPC International Ltd., 80 Harcourt Street, Dublin, Ireland, as Administrator, maintains, under the general supervision of the Manager, certain accounting records and determines the net asset value for the Fund. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 acts as the Fund's Transfer Agent and Dividend Disbursing Agent.

  ACCOUNTANTS. Coopers & Lybrand L.L.P., independent auditors, have been selected as auditors of the Fund. Their address is 1301 Avenue of the Americas, New York, New York 10019.


  PRINCIPAL SHAREHOLDERS. As of December 20, 1996, to the knowledge of the Fund, no person owned of record or beneficially 5% or more of the Fund's outstanding shares, except that Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, East, Jacksonville, Florida, 32246 owned of record 480,422 shares (74.70% of the outstanding shares).


                             FINANCIAL INFORMATION

  The following pages include the Fund's and the Equity Portfolio's audited financial statements for the fiscal year ended November 30, 1996 and the report of Coopers & Lybrand L.L.P. thereon.

                        INFORMATION WITH RESPECT TO AIG

 The following information with respect to AIG is incorporated herein by reference. Copies of this information will be provided to any shareholder of the Fund who requests a copy of this Statement of Additional Information.


From AIG's Report on Form 10-K for the fiscal year ended December 31, 1995:

 Management's Discussion and Analysis of Financial Condition and Results of Operations

 Audited Financial Statements:
  Report of Independent Accountants
  Consolidated Balance Sheet at December 31, 1995 and 1994
  Consolidated Statement of Income for the years ended
   December 31, 1995, 1994 and 1993
  Consolidated Statement of Capital Funds for the years ended
   December 31, 1995, 1994 and 1993
  Consolidated Statement of Cash Flows for the years ended
   December 31, 1995, 1994 and 1993
  Notes to Financial Statements


From AIG's Report on Form 10-Q for the fiscal quarter ended September 30, 1996:

 Managements Discussion and Analysis of Financial Condition and Results of Operations

 Financial Statements (Unaudited):

  Consolidated Balance Sheet at September 30, 1996
  Consolidated Statement of Income for the three months ended
    September 30, 1996 and 1995
Consolidated Statement of Cash Flows for the three months ended
    September 30, 1996 and 1995
  Notes to Financial Statements

                                  APPENDIX A
                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS


 CORPORATE BONDS. Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they
                                                                     ----
are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

 Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 Bonds rated AAA by Standard & Poor's Ratings Group ("S&P") are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated AA are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

 S&P's BBB rated bonds, or medium-grade category bonds, are between sound obligations and those where the speculative elements begin to predominate. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

 Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

 Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

                            AIG RETIREE FUND - 2003


                             Financial Statements

       April 17, 1996 (Commencement of Operations) to November 30, 1996



                                                                 Page


        AIG Retiree Fund - 2003:
            Portfolio of Investments...........................    1
            Statement of Assets and Liabilities................    2
            Statement of Operations............................    3
            Statement of Changes in Net Assets.................    4
            Financial Highlights...............................    5
            Notes to the Financial Statements..................   6-10
            Report of Independent Accountants..................   11


        First Global Equity Portfolio:
            Portfolio of Investments...........................  12-14
            Statement of Assets and Liabilities................   15
            Statement of Operations............................   16
            Statement of Changes in Net Assets.................   17
            Financial Highlights...............................   18
            Notes to the Financial Statements..................  19-23
            Report of Independent Accountants..................   24

  AIG RETIREE FUND - 2003

  -----------------------------------------------------------------------------
  Portfolio of Investments
  November 30, 1996
  -----------------------------------------------------------------------------

  Principal                                     Maturity                     Value
   Amount            Description                  Date         Yield *     (Note 2a)
  ---------          --------                   ---------      -------    -----------
              US TREASURY BONDS - 68.7%
$  625,000    US  Zero Coupon Bond..............15-Aug-03      6.60%    $    421,894
   340,000    US  Zero Coupon Bond..............15-Aug-03      6.86%         229,510
   500,000    US  Zero Coupon Bond..............15-Nov-03      6.74%         332,155
   500,000    US  Zero Coupon Bond..............15-Nov-03      6.73%         332,155
   400,000    US  Zero Coupon Bond..............15-Nov-03      6.82%         265,724
   300,000    US  Zero Coupon Bond..............15-Nov-03      7.00%         199,293
   300,000    US  Zero Coupon Bond..............15-Nov-03      6.86%         199,293
   300,000    US  Zero Coupon Bond..............15-Nov-03      6.84%         199,293
   300,000    US  Zero Coupon Bond..............15-Nov-03      6.52%         199,293
   300,000    US  Zero Coupon Bond..............15-Nov-03      6.50%         199,293
   200,000    US  Zero Coupon Bond..............15-Nov-03      7.01%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.79%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.66%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.56%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.49%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.25%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.16%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.10%         132,862
   200,000    US  Zero Coupon Bond..............15-Nov-03      6.04%         132,862
   100,000    US  Zero Coupon Bond..............15-Nov-03      6.48%          66,431
   100,000    US  Zero Coupon Bond..............15-Nov-03      6.45%          66,431
   100,000    US  Zero Coupon Bond..............15-Nov-03      6.42%          66,431
   100,000    US  Zero Coupon Bond..............15-Nov-03      6.41%          66,431
   100,000    US  Zero Coupon Bond..............15-Nov-03      6.05%          66,431
   100,000    US  Zero Coupon Bond..............15-Nov-03      5.99%          66,431

              Total Investments Cost 3,994,499***) - 68.7%..............   4,172,247

              Other Assets in Excess of Liabilities** - 31.3%...........   1,903,877
                                                                           ---------
              NET ASSETS - 100%.........................................$  6,076,124
                                                                           ==========

  *    Effective yield at time of purchase.
  **   Includes assets in First Global Equity Portfolio.
  *** For federal income tax purposes, cost is substantially the same as for financial reporting purposes with unrealized appreciation of $177,748.





                     See Accompanying Notes to the Financial Statements.

AIG RETIREE FUND - 2003
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
    Investment in securities at value (Cost $3,994,499)........................      $    4,172,247
    Investment in Equity Portfolio at value....................................           1,704,497
    Receivable for fund shares sold............................................             149,829
    Cash.......................................................................              86,539
    Deferred organization costs................................................              25,600
    Interest Receivable........................................................               4,176
    Prepaid expenses...........................................................                 349
                                                                                     --------------
          Total Assets.........................................................           6,143,237
                                                                                     --------------
LIABILITIES:
    Accrued transfer agent expense.............................................              17,758
    Accrued legal expense......................................................              15,597
    Due to Manager.............................................................               5,518
    Accrued administration expense.............................................               3,030
    Miscellaneous accrued expenses.............................................              25,210
                                                                                     --------------
          Total Liabilities....................................................      $       67,113
                                                                                     --------------
NET ASSETS.....................................................................      $    6,076,124
                                                                                     ==============
COMPOSITION OF NET ASSETS:
    Capital paid in............................................................      $    5,724,909
    Undistributed net investment income........................................              51,969
    Undistributed net realized gain on investments
         and foreign currency transactions.....................................              28,924
    Net unrealized appreciation of investments.................................             270,322
                                                                                     --------------
Net Assets.....................................................................      $    6,076,124
                                                                                     ==============

Shares Outstanding.............................................................             616,787
                                                                                     ==============

Net asset value and redemption price per share ($6,076,124 / 616,787 shares)...      $         9.85
                                                                                     ==============
Maximum offering price per share (Net asset value plus sales
    charge - 4.75% of maximum offering price)..................................      $        10.34
                                                                                     ==============

                  See Accompanying Notes to the Financial Statements.

AIG RETIREE FUND - 2003
--------------------------------------------------------------------------------
Statement of Operations
For the period from April 17, 1996* to November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest....................................................................      $   83,323
    Net Investment Loss Allocated from the Equity Portfolio.....................          (2,571)
                                                                                         --------
                                                                                          80,752
EXPENSES:                                                                                --------
    Transfer agent expense......................................           36,195
    Registration expense........................................           32,171
    Administrative expense......................................           23,918
    Directors' fees and expenses................................           16,193
    Legal expense...............................................           15,596
    Distribution expense........................................            9,228
    Insurance expense...........................................            8,733
    Shareholder communication expense...........................            7,847
    Organization expense........................................            6,400
    Audit expense...............................................            4,978
    Shareholder services expense................................            4,614
    Investment advisory expense.................................            2,767
    Custodian expense...........................................             320
    Miscellaneous expenses......................................            2,499
                                                                         ---------
          Total expenses before reductions......................          171,459
                                                                         ---------
    Less: Fee waivers and expense reimbursements by Manager.....         (110,236)
    Less: Fee waivers by Administrator..........................          (17,926)
    Less: Fee waivers by Transfer Agent.........................          (16,446)
                                                                         ---------
    Net expenses....................................................................      26,851
                                                                                        ---------

           Net Investment Income....................................................      53,901
                                                                                        ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain on investments and foreign currency transactions
     from the Equity Portfolio......................................................      26,992
    Net unrealized appreciation on investments and foreign currency transactions
     from the Equity Portfolio......................................................      92,574
    Net unrealized appreciation of investments from the Fund........................     177,748
                                                                                        ---------
            Net realized and unrealized gain on investments and
             foreign currency transactions..........................................
                    Net Increase in Net Assets Resulting from Operations............     297,314
                                                                                        ---------
                                                                                      $  351,215
                                                                                        =========

----------

*Commencement of Operations.

              See Accompanying Notes to the Financial Statements.

AIG RETIREE FUND - 2003

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the period from April 17, 1996* to November 30, 1996
------------------------------------------------------------------------------

OPERATIONS:
    Net investment income....................................................$     53,901
    Net realized gain on investments and foreign currency transactions
         from the Equity Portfolio...........................................      26,992
    Net unrealized appreciation on investments and foreign currency
         transactions from the Equity Portfolio..............................      92,574
    Net unrealized appreciation on investments from the Fund.................     177,748
                                                                                ---------
          Net Increase in Net Assets Resulting from Operations...............     351,215
                                                                                ---------

FUND SHARE TRANSACTIONS:
    Net proceeds from shares subscribed......................................   6,041,162
    Cost of shares redeemed..................................................    (316,253)
                                                                                ---------
          Net Increase in Net Assets Resulting from Fund Share Transactions..   5,724,909
                                                                                ---------

                 Total Increase in Net Assets................................   6,076,124

Net assets at the beginning of the period....................................     --
                                                                                ---------

NET ASSETS at the end of the period (including undistributed net investment income of $51,969).......................................$  6,076,124
                                                                                =========

*Commencement of Operations.


                 See Accompanying Notes to the Financial Statements.

AIG RETIREE FUND - 2003

--------------------------------------------------------------------------------
Financial Highlights
For the period from April 17, 1996* to November 30, 1996
--------------------------------------------------------------------------------

Per Share Operating Performance
Net asset value, beginning of period..................................  $   9.15
                                                                         -------

Income from investment operations:
    Net investment income.............................................      0.09
    Net realized and unrealized loss on investments ..................      0.61
                                                                         -------
           Total income from investment operations....................      0.70
                                                                         -------

Net asset value, end of period........................................  $   9.85
                                                                         =======

Total Return..........................................................   (7.65%) (a)

Ratios / Supplemental Data:
Net assets, end of period (000's).....................................  $  6,076

Ratio of expenses to average net assets...............................     1.95% (b)(c)
Ratio of net investment income to average net assets..................     2.96% (b)(c)

Portfolio turnover rate ..............................................     0.00%

-------------
*Commencement of Operations.
(a) Calculated without deduction of sales charges.
(b) Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 11.00 percentage points (annualized).
(c) Annualized.



              See Accompanying Notes to the Financial Statement.

AIG RETIREE FUND - 2003
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 1 - ORGANIZATION

AIG All Ages Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Company was incorporated in Maryland on April 4, 1995 and commenced operations on December 15, 1995. At November 30, 1996, the Company operated as a series company comprising two funds. The accompanying financial statements and notes are those of the AIG Retiree Fund - 2003 (the "Fund") only.

Shares of the Fund will be offered to investors only through September 30, 1997 (as such period may be extended or shortened by the Board of Directors of the Company, the "Offering Period").

The Fund has two investment objectives. The first objective is to provide a guaranteed return, on or after November 15, 2003 (the "Maturity Date"), of the full amount originally invested (including any sales charges paid) by each shareholder who has reinvested all dividends and distributions, which the Fund pursues through investment of a portion of its assets in U.S. Treasury zero coupon securities, combined with further assurance from a guarantee by AIG Capital Management Corp., the Fund's investment adviser (the "Manager"). The Manager's obligations under its guarantee are backed by its parent, American International Group, Inc. ("AIG").

The Fund's second objective is to achieve total return on capital through both capital growth (realized and unrealized) and income, by investing the balance of its assets in the First Global Equity Portfolio (the "Equity Portfolio"), an open-end management investment company that invests in a globally diversified portfolio of equity securities. The Fund and the Equity Portfolio constitute a two-tier master-feeder structure. The value of the Fund's investment in the Equity Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest of 55.2% in the net assets of the Equity Portfolio at November 30, 1996. The financial statements of the Equity Portfolio, including its portfolio of investments, are included within this report and should be read in conjunction with the Fund's financial statements.

AIG RETIREE FUND - 2003
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a)  SECURITY VALUATIONS:

During the Offering Period, U.S. Treasury zero coupon securities are valued at the average of the last reported bid and ask prices; thereafter, they will be valued at the last reported bid price. Short-term securities with less than sixty days remaining to maturity when acquired are valued at amortized cost, which approximates market value. Short-term securities with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and are then valued on an amortized cost basis. The valuation of the Fund's investment in the Equity Portfolio is discussed in Note 2a of the Equity Portfolio's financial statements.

b)  INVESTMENT INCOME AND SECURITY TRANSACTIONS:

Security transactions of the Fund are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium on U.S. Treasury zero coupon securities, is accrued daily. The Fund records its pro-rata share of investment income, expenses and realized and unrealized gains and losses recorded by the Equity Portfolio on a daily basis. Expenses common to all funds within the Company are allocated among the funds on the basis of average net assets.

c)  DIVIDENDS AND DISTRIBUTIONS:

The Fund declares and pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, therefore, the Fund may periodically make re-classifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gains distributions. On November 30, 1996, the Fund decreased undistributed net investment income by $1,932 and increased undistributed net realized capital gain on investments and foreign currency transactions by $1,932. These differences are due to the reclassification of realized losses on foreign currency contracts to ordinary income.

AIG RETIREE FUND - 2003
____________________________________________________________________
Notes to Financial Statements
November 30, 1996
____________________________________________________________________

NOTE 2 - CONTINUED

On November 30, 1996, the Fund decreased undistributed net investment income by $1,932 and increased undistributed net realized capital gain on investments and foreign currency transactions by $1,932. These differences are due to the reclassification of realized losses on foreign currency contracts to ordinary income.

d)  FEDERAL INCOME TAXES:

The Fund has elected to be taxed as a regulated investment company and intends to comply with the requirements of the Internal Revenue Code and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

e)  ORGANIZATION EXPENSES:

Expenses of $32,000 incurred in connection with the organization of the Fund are being amortized on a straight line basis over a five year period beginning April 17, 1996.

NOTE 3 - AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Manager serves as the Fund's and the Equity Portfolio's investment adviser and is responsible for the management of the assets of the Fund and the Equity Portfolio in conformity with the stated objectives and policies of the Fund and the Equity Portfolio. For its services, the Manager is entitled to a fee calculated daily and paid monthly, at an annual rate of 0.20% of the average daily net assets of the Fund (other than its interest in the Equity Portfolio) and 1.20% of the average daily net assets of the Equity Portfolio. The Manager has voluntarily agreed to waive its management fee or reimburse the Fund's expenses to the extent that total Fund operating expenses exceed 1.95% of average daily net assets during the Fund's limited offering period, subject to reimbursement by the Fund in subsequent years under certain circumstances. For the period ended November 30, 1996, the Manager waived its entire fee as adviser and reimbursed the Fund in the aggregate amount of $159,580 which is inclusive of waiver amounts at the Equity Portfolio and Fund level.

The Manager has entered into subadvisory agreements with AIG Global Investment Corp. ("AIG Global"), which is a wholly owned subsidiary of AIG and is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to its subadvisory agreements, AIG Global provides investment advisory services to the Manager in respect of the management of the Fund's Treasury Securities and in respect of the management of the assets of the Equity

AIG RETIREE FUND - 2003
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 3 - CONTINUED

Portfolio and officers of AIG Global provide representation on the Manager's Investment Committee. Under the subadvisory agreements with AIG Global, the Manager pays AIG Global a fee which is calculated daily and paid monthly at an annual rate of 0.0825% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.15% of the average daily net assets of the Equity Portfolio. These fees are paid from the management fee paid to the Manager.

The Manager was previously party to a subadvisory agreement with AIG Global Investment Corp. (Europe) Ltd., ("AIG Global Europe"), a wholly owned subsidiary of AIG. Effective May 28, 1996, AIG Global Europe deregistered under the Advisers Act and the subadvisory agreement was replaced with a service agreement pursuant to which AIG Global Europe agreed to provide investment advisory services.

The Manager serves as the Fund's and the Equity Portfolio's investment adviser and is responsible for the management of the assets and review and supervision of the investment program. In addition to the subadvisory agreements, the Manager has entered into service agreements with certain affiliates, including AIG Global Europe, whereby such affiliates provide investment advisory services under the direction of the Manager. Certain officers of these affiliates provide representation on the Manager's Investment Committee. Under the terms of the service agreements, the Manager is required to pay the service providers a total combined fee at an annual rate of 0.0175% of the average daily net assets of the Fund (other than the Fund's interest in the Equity Portfolio) and 0.45% of the average daily net assets of the Equity Portfolio. These fees are funded from the management fee paid to the Manager. There have been no such fees paid through the period ended November 30, 1996.

Under the Shareholder Servicing Agreement, AIG Equity Sales Corp. (the "Distributor"), a wholly owned subsidiary of AIG, provides administrative services for the Fund's shareholders for which the Fund pays the Distributor a fee at the annual rate of up to 0.25% of average daily net assets. Under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay the Distributor a distribution fee during the Offering Period at the annualized rate of up to 0.50% of the average daily net assets of the Fund. The Plan will terminate on the last day of the Offering Period.

PFPC International Ltd. serves as the Fund's administrator and accounting agent. For the period ended November 30, 1996, PFPC International Ltd. voluntarily waived an aggregate $24,986 of its fee which is inclusive of waiver amounts at the Equity Portfolio and Fund level. PFPC Inc. serves as the Fund's transfer agent and dividend disbursing agent. For the period ended November 30, 1996, PFPC Inc. voluntarily waived an aggregate $16,664 of its fee which is inclusive of waiver amounts at the Equity Portfolio and Fund level. PNC Bank, N.A. serves as custodian of the Fund's assets.

AIG RETIREE FUND - 2003
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 3 - CONTINUED

Certain directors and officers of the Company are also directors and/or officers of the Manager or Distributor. These directors and officers are paid no compensation by the Fund.

NOTE 4 - CAPITAL SHARE TRANSACTIONS

The Company has authorized 100,000,000 shares of capital stock in the Fund with a par value of $0.001.

                                          April 17, 1996*
                                       to November 30, 1996
                                       --------------------
                                       Shares        Amount
                                       ------        ------
Shares sold........................... 651,040    $6,041,162
Shares redeemed....................... (34,253)     (316,253)


Net increase.......................... 616,787     $5,724,909


*  Commencement of Operations.

NOTE 5 - SECURITIES TRANSACTIONS

For the period ended November 30, 1996 purchases of U.S. Treasury zero coupon securities (other than short-term securities) were $3,918,290. There were no sales of U.S. Treasury zero coupon securities in the period.

DIVIDEND DISTRIBUTION (UNAUDITED)

On December 10, 1996, the Board of Directors of the Fund declared a dividend of $94,214, or $0.15 per share, payable on December 13, 1996 to shareholders of record on December 9, 1996.

                            AIG RETIREE FUND - 2003


                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of AIG All Ages Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AIG Retiree Fund - 2003 (one of the funds comprising AIG All Ages Funds, Inc.) as of November 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 17, 1996 (commencement of operations) to November 30, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of AIG Retiree Fund - 2003 of AIG All Ages Funds, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from April 17, 1996 (commencement of operations) to November 30, 1996, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.

New York, New York
January 2, 1997

FIRST GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Portfolio of Investments
November 30, 1996
--------------------------------------------------------------------------------

                                                                                 Value
                        Description                              Shares        (Note 2a)
                        -----------                             --------       --------

COMMON STOCKS - 99.1%
Australia - 0.4%
     News Corp Ltd..............................................  2,500      $   13,317
                                                                               --------

Canada - 4.3%
     Canadian Pacific Ltd.......................................  2,400          66,000
     Philip Environmental, Inc..................................  5,000          65,000
                                                                               --------
                                                                                131,000
                                                                               --------
France - 5.6%
     Castorama Dubois Investissement............................    180          31,708
     Generale des Eaux..........................................    300          36,993
     Schneider..................................................    450          21,412
     Societe Generale...........................................    400          43,733
     Total CIE Franc des Petroles B shares......................    500          39,990
                                                                               --------
                                                                                173,836
                                                                               --------
Germany - 3.0%
     Veba AG....................................................  1,600          93,735
                                                                               --------

Hong Kong - 7.7%
     Cheung Kong Infrastructure................................. 48,000         116,710
     DC Finance Holding......................................... 90,000          56,163
     DC Finance Warrants........................................  9,000           1,047
     Hutchinson Whampoa.........................................  8,000          61,821
                                                                               --------
                                                                                235,741
                                                                               --------
Japan - 27.1%
     Advantest..................................................    500          21,353
     Aoki International.........................................  2,000          39,016
     Bank of Tokyo - Mitsubishi Ltd.............................  2,000          40,949
     Canon, Inc.................................................  1,000          21,090
     Chiba Bank.................................................  5,000          37,917
     Fanuc......................................................    500          16,301
     Hitachi....................................................  4,000          37,258
     Hitachi Zosen Corp.........................................  2,000           9,262
     Kajima Corp................................................  3,000          23,990
     Kao Corp...................................................  1,000          11,599
     Katokichi..................................................  2,000          40,773
     Kuraray Co.................................................  2,000          19,332
     Marui Co...................................................  1,000          18,981
     Matsushita Electrical Works................................  3,000          27,944
     Mitsubishi Heavy Industries................................  1,000           8,172
     Mitsubishi Motors..........................................  5,000          39,148
     NEC Corp...................................................  2,000          24,253
     Nippon Electric Glass......................................  2,000          30,229
     Nippon Steel Corp..........................................  5,000          15,114
     Nippon Telegraph and Telephone Corp........................      3          21,406
     Nomura Securities..........................................  1,000          16,872

              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Portfolio of Investments - Continued
November 30, 1996
--------------------------------------------------------------------------------

                                                                                              Value
                                       Description                              Shares      (Note 2a)
                                       -----------                             --------     --------
Japan - Continued
     Sakura Bank...............................................................   4,000   $    36,555
     Sankyo Co. Ltd............................................................   1,000        26,801
     Showa Shell Sekiyu........................................................   2,000        19,156
     Sumitomo..................................................................   4,000        44,288
     Toagosei Co. Ltd..........................................................   4,000        17,153
     Tokio Marine & Fire.......................................................   2,000        22,144
     Tokyo Electric Power......................................................   1,800        40,650
     Tokyo Ohka Kogyo..........................................................     700        16,485
     Tomen Corporation.........................................................   5,000        15,905
     Tonami Transport..........................................................   5,000        28,515
     Toto......................................................................   1,000        13,093
     Toyo Trust and Banking....................................................   2,000        17,276
     Yodogawa Steel Works......................................................   3,000        18,111
                                                                                             --------
                                                                                              837,091
                                                                                             --------
Malaysia - 1.0%
     Hong Leong Credit.........................................................   5,000        30,861
                                                                                             --------

Mexico - 3.8%
     Cementos de Mexico........................................................  35,000       116,378
                                                                                             --------

Netherlands - 4.8%
     Getronics NV..............................................................   2,000        53,578
     Hunter Douglas NV.........................................................     500        32,703
     Koninklijke Ahold NV......................................................   1,000        62,565
                                                                                             --------
                                                                                              148,846
                                                                                             --------
Philippines - 0.9%
     Universal Rightfield Properties........................................... 213,000        27,551
                                                                                             --------

Spain - 2.5%
     Bankinter SA..............................................................     300        39,382
     Corporacion Mapfre Compania...............................................     700        37,027
                                                                                             --------
                                                                                               76,409
                                                                                             --------
Sweden - 1.3%
     Astra  AB A - Free Shares.................................................     800        38,376
                                                                                             --------

Switzerland - 2.0%
     Roche Holdings AG.........................................................       8        61,553
                                                                                             --------

United Kingdom - 8.5%
     Cable & Wireless PLC......................................................   5,000        39,991
     Glynwed International PLC.................................................   6,500        38,172
     Laporte PLC...............................................................   3,000        34,480
     National Westminster......................................................   3,500        40,491
     Stanley Leisure Org. PLC..................................................   9,000        38,638
     Tarmac PLC................................................................  25,000        37,177
     Vaux Group PLC............................................................   8,000        33,875
                                                                                             --------
                                                                                              262,824
                                                                                             --------

              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Portfolio of Investments - Continued
November 30, 1996
--------------------------------------------------------------------------------

                                                                                                      Value
                                      Description                                  Shares           (Note 2a)
                                      -----------                                 --------         ----------
United States - 26.2%
     Allstate Corp................................................................  1,000       $       60,250
     Bellsouth Corp...............................................................    900               36,338
     Cooper Industries, Inc.......................................................  1,000               41,500
     Emerson Electric Co..........................................................    600               58,875
     Federal National Mortgage Association........................................    900               37,125
     Flowers Industries, Inc......................................................  3,000               70,875
     Kroger Co....................................................................  1,065               49,123
     Nabisco Holdings Corp........................................................  1,200               46,500
     Octel Communications Corp....................................................  1,000               18,000
     Pall Corp....................................................................  1,800               47,025
     Penney (J.C.), Inc...........................................................  1,000               53,750
     Public Storage, Inc..........................................................  2,000               50,750
     Snap - On, Inc...............................................................  1,500               54,375
     Ultramar Diamond.............................................................  1,600               50,800
     Unifi, Inc...................................................................  1,800               54,675
     Union Pacific Corp...........................................................    700               40,775
     Union Pacific Resources......................................................  1,300               38,837
                                                                                                    ----------
                                                                                                       809,573
                                                                                                    ----------

Total Common Stocks (Cost $2,876,960) - 99.1% ....................................                   3,057,091
Other Assets in Excess of Liabilities - 0.9%......................................                      28,299
                                                                                                    ----------
NET ASSETS - 100% ................................................................              $    3,085,390
                                                                                                    ==========


* For federal income tax purposes, cost is substantially the same as for financial reporting purposes and net unrealized appreciation is as follows:

                    Unrealized appreciation:        $265,596
                    Unrealized depreciation:         (85,465)
                                                    --------

                    Net unrealized appreciation:    $180,131
                                                     =======

              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
    Investment in securities at value (cost $2,876,960) ................. $  3,057,091
    Deferred organization costs .........................................      163,636
    Cash.................................................................      118,511
    Receivable for investment securities sold............................       42,899
    Dividends and interest receivable....................................        3,863
                                                                             ---------
          Total Assets ..................................................    3,386,000
                                                                             ---------

LIABILITIES:
    Payable for investment securities purchased .........................      158,927
    Due to Manager.......................................................       58,534
    Accrued legal fees ..................................................       24,999
    Accrued administration expenses .....................................       17,659
    Miscellaneous accrued expenses ......................................       40,491
                                                                             ---------
           Total Liabilities.............................................      300,610
                                                                             ---------

NET ASSETS...............................................................  $ 3,085,390
                                                                             =========



COMPOSITION OF NET ASSETS:
    Capital paid in.....................................................  $ 2,905,056
    Net  unrealized appreciation on investments and foreign
         currency transactions and forward foreign currency
         contracts......................................................      180,334
                                                                           ----------
Net Assets..............................................................  $ 3,085,390
                                                                            =========



              See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Statement of Operations
For the period from December 15, 1995* to November 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends .......................................................................... $ 13,228

    Interest ...........................................................................    3,404
                                                                                          --------
                                                                                           16,632
                                                                                          --------
EXPENSES:
    Administrative expense..............................................................   95,423
    Directors' fees and expenses........................................................   50,000
    Organization expense................................................................   40,909
    Insurance expense...................................................................   29,195
    Legal expense.......................................................................   25,000
    Investment advisory expense.........................................................   12,776
    Audit expense.......................................................................   12,500
    Registration expense................................................................    3,044
    Miscellaneous accrued expenses......................................................    7,208
                                                                                         --------

        Total expenses before reductions................................................  276,055
                                                                                         --------
    Less: Fee waivers and expense reimbursements by Manager............................. (195,435)
    Less: Fee waivers by Administrator..................................................  (57,591)
    Less: Fee waivers by Transfer Agent.................................................   (1,763)
                                                                                         --------
    Net expenses........................................................................   21,266
                                                                                         --------

             Net Investment Loss .......................................................   (4,634)
                                                                                         --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain on investments and foreign currency transactions..................   59,180
    Net unrealized appreciation on investments and foreign currency transactions........  180,334
                                                                                         --------
             Net realized and unrealized gain on investments and foreign currency transactions...................................................  239,514
                                                                                         --------
                     Net Increase in Net Assets Resulting from Operations............... $234,880
                                                                                         ========

----------------
*Commencement of Operations.



                See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the period from December 15, 1995* to November 30, 1996
--------------------------------------------------------------------------------

OPERATIONS:
    Net investment loss..................................................................   $    (4,634)
    Net realized gain on investments and foreign currency transactions...................        59,180
    Net unrealized appreciation on investments and foreign currency transactions                180,334
                                                                                              ---------
         Net Increase in Net Assets Resulting from Operations............................       234,880
                                                                                              ---------
CAPITAL TRANSACTIONS:
    Proceeds from capital invested.......................................................     2,749,510
                                                                                              ---------

          Total Increase in Net Assets ..................................................     2,984,390

Net assets at the beginning of the period................................................       101,000
                                                                                             ----------

NET ASSETS at the end of the period......................................................   $ 3,085,390
                                                                                             ==========

----------------
*Commencement of Operations.



              See Accompanying Notes to the Financial Statements.

        FIRST GLOBAL EQUITY PORTFOLIO

        ------------------------------------------------------------------------
        Financial Highlights
        For the period from December 15, 1995* to November 30, 1996
        -----------------------------------------------------------------------

        Net assets, end of period (000's) ..................... $ 3,085

        Ratio of expenses to average net assets................    2.00%  (a)(b)
        Ratio of net investment loss to average net assets.....   (0.44%) (a)(b)

        Portfolio turnover rate................................   26.31% (c)

        Average commission rate paid........................... $ 0.0069 (d)

        -------------
        *Commencement of Operations.
        (a) Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 25.74 percentage points (annualized).
        (b) Annualized.
        (c) This figure is calculated for the period during which there were equity holdings.
        (d) Represents total commissions paid on portfolio securities divided by the total number of shares purchased and sold on which commissions are charged.




                See Accompanying Notes to the Financial Statements.

FIRST GLOBAL EQUITY PORTFOLIO
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 1 - ORGANIZATION

First Global Equity Portfolio (the "Equity Portfolio"), a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Equity Portfolio was organized on June 26, 1995 and commenced operations on December 15, 1995.

The investment objective of the Equity Portfolio is to achieve total return on capital through both capital growth (realized and unrealized) and income. The Equity Portfolio seeks to achieve this objective by making investments in securities of issuers from around the world.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Equity Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

All the net investment income and unrealized and realized gains and losses from securities and foreign currency transactions of the Equity Portfolio are allocated pro-rata amongst the investors in the Equity Portfolio at the time of such determination.

a)   SECURITY VALUATIONS:

     Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market in which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Trustees of the Equity Portfolio. Short-term securities with less than sixty days remaining to maturity when acquired are valued at amortized cost, which approximates value. Short-term securities with more than sixty days remaining to maturity are valued at current market value until the sixtieth day prior to maturity, and are then valued on an amortized cost basis.

FIRST GLOBAL EQUITY PORTFOLIO
_______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 2 - CONTINUED

a)   INVESTMENT INCOME AND SECURITY TRANSACTIONS:

     Security transactions of the Equity Portfolio are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date.

c)   FOREIGN CURRENCY TRANSACTIONS:

     The Equity Portfolio's investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each day into U.S. dollars based upon currency exchange rates determined prior to the close of the New York Stock Exchange. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Equity Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized and unrealized gains or losses on securities.

     The Equity Portfolio may enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

     The Equity Portfolio is not required to enter into forward contracts with regard to settlement of its foreign currency-denominated securities and will not do so unless deemed appropriate by AIG Capital Management Corp. (the "Manager") or AIG Global Investment Corp. ("AIG Global"), the subadvisor. Forward foreign currency exchange contracts do not eliminate fluctuations in the underlying price of the securities. They simply establish a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the currency being traded, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency. With respect to forward foreign currency exchange contracts, losses in excess of amounts recognized in the statement of assets and liabilities may arise due to changes in value of the foreign currency or if the counterparty does not perform under the contract.

 FIRST GLOBAL EQUITY PORTFOLIO
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 2 - CONTINUED

d)   FEDERAL INCOME TAXES:

     The Equity Portfolio will be classified as a partnership for United States federal income tax purposes. As a consequence, the Equity Portfolio itself will not be subject to United States federal income tax, but each investor in the Equity Portfolio will be required to take into account its distributive share of items of partnership income, gain, loss, deduction and credit substantially as though such items had been realized directly by the investor and without regard to whether any distribution from the Equity Portfolio has been or will be received.

e)   ORGANIZATION EXPENSES:

     Expenses of $204,545 incurred in connection with the organization of the Equity Portfolio are being amortized on a straight line basis over a five year period beginning December 15, 1995. The amount paid by the fund on any redemption by AIG Asset Management Services, Inc. will be reduced by a proportion of any unamortized organizational expenses determined by the proportion of the amount of capital withdrawn and the amount of initial capital of the Equity Portfolio owned by such holder, outstanding immediately prior to such withdrawal.

NOTE 3 - AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Manager, an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), serves as the Equity Portfolio's investment adviser and is responsible for the management of the assets of the Equity Portfolio in conformity with its stated objectives and policies. For its services, the Manager is entitled to a fee calculated daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Equity Portfolio. The Manager has voluntarily agreed to waive its management fee or reimburse the Equity Portfolio's expenses to the extent that its total operating expenses exceed 2.00% of average daily net assets for a limited period. For the period ended November 30, 1996, the Manager waived its entire fee as adviser and reimbursed the Equity Portfolio in the aggregate amount of $195,435.

FIRST GLOBAL EQUITY PORTFOLIO
______________________________________________________________________________
Notes to Financial Statements
November 30, 1996
______________________________________________________________________________

NOTE 3 - CONTINUED

The Manager has entered into a subadvisory agreement with AIG Global, a wholly owned subsidiary of AIG which is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to its subadvisory agreement, AIG Global provides investment advisory services to the Manager in respect of the management of the assets of the Equity Portfolio and officers of AIG Global provide representation on the Manager's Investment Committee. Under the subadvisory agreement, the Manager is required to pay AIG Global a fee at an annual rate of 0.15% of the average daily net assets of the Equity Portfolio. These fees are paid from the management fee paid to the Manager.

The Manager was previously party to a subadvisory agreement with AIG Global Investment Corp. (Europe) Ltd., ("AIG Global Europe"), a wholly owned subsidiary of AIG. Effective May 28, 1996, AIG Global Europe deregistered under the Advisers Act and the subadvisory agreement was replaced with a service agreement pursuant to which AIG Global Europe agreed to provide investment advisory services.

The Manager serves as the Equity Portfolio's investment adviser and is responsible for the management of the assets and review and supervision of the investment program. In addition to the subadvisory agreements, the Manager has entered into service agreements with certain affiliates, including AIG Global Europe, whereby such affiliates provide investment advisory services under the direction of the Manager. Certain officers of these affiliates provide representation on the Manager's Investment Committee. Under the terms of the service agreements, the Manager is required to pay the service providers a total combined fee at an annual rate of 0.45% of the average daily net assets of the Equity Portfolio. These fees are paid from the management fee paid to the Manager. There have been no such fees paid through the period ended November 30, 1996.

PFPC International Ltd. serves as the Equity Portfolio's administrator and accounting agent. For the period ended November 30, 1996, PFPC International Ltd. voluntarily waived $57,591 of its fee. State Street Bank and Trust Company serves as custodian of the Equity Portfolio's assets.

Certain trustees and officers of the Equity Portfolio are also directors and/or officers of the Manager. These trustees and officers are paid no compensation by the Equity Portfolio.

 FIRST GLOBAL EQUITY PORTFOLIO
__________________________________________________________________________
Notes to Financial Statements
November 30, 1996
__________________________________________________________________________

NOTE 4 - SECURITIES TRANSACTIONS

For the period ended November 30, 1996, purchases of portfolio securities (other than short-term securities) were $3,312,710. Sales of portfolio securities were $499,298.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS AS OF NOVEMBER 30, 1996

                                                                        Unrealized
                               Market Value    Contract    Delivery    Appreciation
Contracts to Buy:             (U.S. Dollars)    Price        Date     (Depreciation)
-----------------             --------------  ----------  ----------  --------------
British Pound Sterling        $ 41,483          0.59382    12/03/96     $ (49)
British Pound Sterling          37,951          0.59382    12/03/96       (44)
Spanish Peseta                  35,517        129.50000    12/03/96      (140)
                                -------                                  -----
   Total Contracts to Buy:     114,951                                   (233)

Contracts to Sell:
------------------
British Pound Sterling          42,933          0.59382    12/03/96        51

       Total Unrealized Depreciation                                   $ (182)
                                                                       ======


                         FIRST GLOBAL EQUITY PORTFOLIO


                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS


To the Holders of Beneficial Interest and Board of Trustees of First Global Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Global Equity Portfolio as of November 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 15, 1995 (commencement of operations) to November 30, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of First Global Equity Portfolio as of November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 1995 (commencement of operations) to November 30, 1996, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.

New York, New York
January 2, 1997

THIS PAGE. PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements and Schedules:

     PART A - Audited Financial Highlights for the AIG Children's World Fund -
              2005.
              Audited Financial Highlights for the AIG Retiree Fund - 2003.

    PART B - Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to the Financial Statements and Report of Independent Accountants thereon of the Registrant with respect to AIG Children's World Fund - 2005 as of November 30, 1996.

Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to the Financial Statements and Report of Independent Accountants thereon of the Registrant with respect to AIG Retiree Fund - 2003 as of November 30, 1996.

Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to the Financial Statements and Report of Independent Accountants thereon of First Global Equity Portfolio as of November 30 , 1996.

Financial Information of American International Group, Inc. is incorporated by reference into Part B.

(b)    EXHIBITS:

(1)    Articles of Incorporation./1/
(1)(a) Articles of Amendment, dated June 29, 1995./2/
(1)(b) Articles of Amendment, dated August 16, 1995./3/
(1)(c) Certificate of Correction, dated September 11, 1995./4/
(1)(d) Articles Supplementary, dated November 3, 1995./5/
(1)(e) Articles of Amendment, dated January 11, 1996./6/
(2)    By-laws of Registrant./1/
(3)    Not Applicable.
(4)    Specimen Common Stock Certificate./2/
(5)(a) Form of Management Agreement relating to AIG Children's World Fund -- 2005./2/
(5)(b) Form of Subadvisory Agreement with AIGAM International Limited relating to AIG Children's World Fund -- 2005./2/
(5)(c) Form of Subadvisory Agreement with AIG Global Investors, Inc. relating to AIG Children's World Fund -- 2005./2/
(5)(d) Form of Management Agreement relating to AIG Retiree Fund -- 2003./5/
(5)(e) Form of Subadvisory Agreement with AIGAM International Limited relating to AIG Retiree Fund -- 2003./5/
(5)(f) Form of Subadvisory Agreement with AIG Global Investors Inc. relating to AIG Retiree Fund -- 2003./5/
(6)(a) Form of Distribution Agreement relating to AIG Children's World Fund -- 2005./2/
(6)(b) Form of Distribution Agreement relating to AIG Retiree Fund -- 2003./5/
(7)    Not Applicable.
(8)    Form of Custody Agreement./2/

---------
1 Filed with the initial filing of this Registration Statement on April 13,
  1995.
2 Filed with Pre-Effective Amendment No. 1 to this Registration Statement on
  July 21, 1995.
3 Filed with Pre-Effective Amendment No. 2 to this Registration Statement on
  September 7, 1995.
4 Filed with Pre-Effective Amendment No. 3 to this Registration Statement on
  September 13, 1996.
5 Filed with Post-Effective Amendment No. 2 to this Registration Statement on
  November 3, 1995.

6 Filed with Post-Effective Amendment No. 3 to this Registration Statement on
  January 16, 1996.

  (9)(a) Form of Shareholder Servicing Agreement./2/
  (9)(b) Form of Administration and Accounting Services Agreement./2/
  (9)(c) Form of Transfer Agency Agreement./2/

  (9)(d) Powers of Attorney (included on the signature page of the referenced filing):
         (i)    Registrant (other than Ms. Linda-Ann Goodwin)/1/
         (ii)   First Global Equity Portfolio (other than Ms. Linda-Ann
                Goodwin)/2/
         (iii)  AIG Capital Management Corp./3/
         (iv) American International Group, Inc. (other than Mr. Houghton Freeman)/3/
         (v) Mr. Houghton Freeman (Director of American International Group, Inc.)/4/

         (vi) Ms. Linda-Ann S. Goodwin (Director of Registrant and of First Global Equity Portfolio)/6/
  (9)(e) Form of Guarantee Agreement relating to AIG Children's World Fund -- 2005./4/
  (9)(f) Form of Support Agreement relating to AIG Children's World Fund -- 2005./4/
  (9)(g) Form of Guarantee Agreement relating to AIG Retiree Fund -- 2003./5/
  (9)(h) Form of Support Agreement relating to AIG Retiree Fund -- 2003./5/
  (10)(a) Opinion and Consent of counsel with respect to shares of AIG Children's World Fund -- 2005./4/
  (10)(b) Opinions and Consents of counsel with respect to the Guarantee and the Support Agreement relating to AIG Children's World Fund -- 2005./4/
  (10)(c) Opinion and Consent of counsel with respect to shares of AIG Retiree Fund - 2003./6/

  (10)(d) Opinions and Consents of counsel with respect to the Guarantee and the Support Agreement relating to AIG Retiree Fund -- 2003./7/

  (11)    Consent of Independent Accountants. /8/
  (12)    Not Applicable.
  (13)    Form of Agreement with respect to provision of initial capital./3/
  (14)    Not Applicable.
  (15)(a) Rule 12b-1 Plan relating to AIG Children's World Fund -- 2005./2/
  (15)(b) Form of Rule 12b-1 Plan relating to AIG Retiree Fund -- 2003./5/
  (16)    Not Applicable.
  (17)(a) Financial Data Schedule for AIG Retiree Fund - 2003./8/

  (17)(b) Financial Data Schedule for AIG Children's World Fund - 2005./8/
  (17)(c) Financial Data Schedule for First Global Equity Portfolio./8/
  (18)   Not Applicable.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  As of December 26, 1996, there were 449 holders of shares of the AIG Children's World Fund -- 2005 series of the Registrant and there were 131 holders of shares of the AIG Retiree Fund -- 2003 series of the Registrant.


---------
1 Filed with the initial filing of this Registration Statement on April 13,
  1995.
2 Filed with Pre-Effective Amendment No. 1 to this Registration Statement on
  July 21, 1995.
3 Filed with Pre-Effective Amendment No. 2 to this Registration Statement on
  September 7, 1995.
4 Filed with Pre-Effective Amendment No. 3 to this Registration Statement on
  September 13, 1996.
5 Filed with Post-Effective Amendment No. 2 to this Registration Statement on
  November 3, 1995.
6 Filed with Post-Effective Amendment No. 3 to this Registration Statement on
  January 16, 1996.
7 Filed with Post-Effective Amendment No. 4 to this Registration Statement on
  June 28, 1996.
8 Filed herewith.

ITEM 27. INDEMNIFICATION

Section 2-418 of the General Corporation Law of the State of Maryland provides that the Registrant may indemnify its directors, officers, employees and agents. Article Twelfth of the Registrant's Articles of Incorporation and Article VII of the Registrant's By-Laws provide that the Registrant shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Registrant, provided that no representative of the Registrant shall be indemnified to the extent liability results from misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such representative's office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant for expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant maintains or intends to obtain, subject to availability and the determination of the directors as to the reasonableness of insurance premiums from time to time, insurance insuring its officers and directors against certain liabilities incurred in their capacities as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

  The Restated Certificate of Incorporation of AIG (the "Certificate") provides:

     "The Company shall indemnify to the full extent permitted by law any person made, or threatened to be made, a party to an action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Company or serves or served any other enterprise at the request of the Company."

Section 6.4 of AIG's By-laws contains a similar provision.

The Certificate also provides that a director will not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such an exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law (the "GCL").

Section 145 of GCL permits indemnification against expenses, fines, judgments and settlements incurred by any director, officer or employee of AIG in the event of pending or threatened civil, criminal, administrative or investigative proceedings, if such person was, or was threatened to be made, a party by reason of the fact that he is or was a director, officer or employee of AIG. Section 145 also provides that the indemnification provided for therein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled. In addition, AIG and its subsidiaries maintain a directors' and officers' liability insurance policy.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

AIG Capital Management Corp. (Manager)
----------------------------

AIG Capital Management Corp. is a U.S. registered investment advisor which also manages the assets of the AIG Money Market Fund, a separate money market investment portfolio of The Advisors' Inner Circle Fund. The Advisors' Inner Circle Fund is an open end investment company that is registered under the Investment Company Act of 1940.

AIG Global Investment Corp. (Subadvisor)
----------------------------------------

AIG Global Investment Corp. is a U.S. registered investment advisor that provides global asset management services primarily to AIG and its subsidiaries, but also provides investment advisory services to third parties.

The list required by this Item 28 of officers and directors of AIG Capital Management Corp. and AIG Global Investment Corp., together with information as to any other business, vocation, profession or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by AIG Capital Management Corp. and AIG Global Investment Corp., respectively, pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-47192 and 801-18759, respectively).

ITEM 29. PRINCIPAL UNDERWRITERS

AIG Equity Sales Corp. also acts as a principal underwriter for:

  1. AIG Life Insurance Company, as depositor on behalf of Variable Account I and Variable Account II; and

  2. American International Life Assurance Company of New York, as depositor for Variable Account A and Variable Account B.


The Officers and Directors of the Distributor are:


    NAME AND PRINCIPAL        POSITIONS AND OFFICES     POSITIONS AND OFFICES
BUSINESS ADDRESS                 WITH DISTRIBUTOR          WITH REGISTRANT
--------------------------  --------------------------  ---------------------

Michele L. Abruzzo          President                           None
80 Pine Street              and Director
New York, NY 10005

Bernard J. Bujak            Associate Vice President            None
80 Pine Street
New York, NY 10005

Kevin N. Clowe              Vice President                      None
70 Pine Street              and Director
New York, NY 10270

Florence A. Davis           General Counsel and                 None
70 Pine Street              Director
New York, NY 10270

  NAME AND PRINCIPAL       POSITIONS AND OFFICES        POSITIONS AND OFFICES
   BUSINESS ADDRESS          WITH DISTRIBUTOR              WITH REGISTRANT
   ----------------          ----------------              ---------------

Kenneth F. Judkowitz        Vice President,                     None
80 Pine Street              Treasurer and
New York, NY 10005          Comptroller


Edward E. Matthews          Director                            None
70 Pine Street
New York, NY 10270

Jerome T. Muldowney         Director                            None
One Chase Manhattan Plz.
New York, NY 10005

Robert J. O'Connell         Director                            None
80 Pine Street
New York, NY 10005

Julia Perlman               Assistant Vice President            None
80 Pine Street              and Director of Marketing
New York, NY 10005


Daniel K. Kingsbury         Vice President                    President
70 Pine Street
New York, NY 10270

Philomena Scamardella       Vice President and                  None
80 Pine Street              Senior Compliance
New York, NY 10005          Officer



Ernest E. Stempel           Director                            None
70 Pine Street
New York, NY 10270

Elizabeth M. Tuck           Secretary                    Assistant Secretary
70 Pine Street
New York, NY 10270

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS - All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder will be maintained by the following:

AIG Capital Management Corp., 70 Pine Street, New York, New York 10270 (records relating to its function as investment adviser).

PFPC International Ltd., 80 Harcourt Street, Dublin, Ireland (records relating to its functions as Administrator).

PNC Bank, National Association, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113 (records relating to its function as Custodian).

AIG Equity Sales Corp., 80 Pine Street, New York, New York 10005 (records relating to its function as Distributor).

ITEM 31. MANAGEMENT SERVICES - None not discussed in the Prospectus or Statement of Additional Information for the Registrant.

ITEM 32. UNDERTAKINGS

         The Registrant undertakes to, if requested to do so by holders of at least ten percent of its outstanding shares, call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 7th day of January, 1997.

                                      AIG ALL AGES FUNDS, INC.


                                      By: /s/ Daniel K. Kingsbury
                                          --------------------------------------
                                        Daniel K. Kingsbury
                                        President


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on the 7th day of January, 1997.


    Signature                                   Title
    ---------                                   -----


     *                                 Chairman of the
----------------------------------      Board and Director
Roger Wickers



     *                                 Director
----------------------------------
Paul Friedman



     *                                 Director
----------------------------------
Linda-Ann S. Goodwin



     *                                 Director
----------------------------------
Charles Vinick



/s/ Daniel K. Kingsbury                President (principal executive officer)
----------------------------------
Daniel K. Kingsbury



     *                                 Treasurer (principal financial and
----------------------------------     accounting officer)
J. Fergus McKeon



*By: /s/ Daniel K. Kingsbury
     -------------------------------------
     Daniel K. Kingsbury
     As Attorney-in-Fact

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the First Global Equity Portfolio has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, the Cayman Islands, on the 5th day of January, 1997.

                                    FIRST GLOBAL EQUITY PORTFOLIO


                                    By: /s/ Daniel K. Kingsbury
                                        ----------------------------------------
                                        Daniel K. Kingsbury
                                        President


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on the 5th day of January, 1997.


    Signature                                   Title
    ---------                                   -----


     *                           Chairman of
------------------------------   the Board and Trustee of First
Roger Wickers                    Global Equity Portfolio



     *                           Trustee of First
------------------------------   Global Equity Portfolio
Paul Friedman



     *                           Trustee of First
------------------------------   Global Equity Portfolio
Linda-Ann S. Goodwin



     *                           Trustee of
------------------------------   First Global Equity Portfolio
Charles Vinick



/s/ Daniel K. Kingsbury          President (principal executive
------------------------------   officer) of First Global Equity Portfolio
Daniel K. Kingsbury



     *                           Treasurer
------------------------------   (principal financial and
J. Fergus McKeon                 accounting officer) of First Global Equity
                                 Portfolio



*By: /s/ Daniel K. Kingsbury
     --------------------------------------
     Daniel K. Kingsbury
    As Attorney-in-Fact

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Co-registrant AIG Capital Management Corp. has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 7th day of January, 1997.

                                    AIG CAPITAL MANAGEMENT CORP.


                                    By: /s/ Daniel K. Kingsbury
                                        ----------------------------------------
                                        Daniel K. Kingsbury
                                        President

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons, in the capacities indicated, on the 7th day of January, 1997.



    Signature                                   Title
    ---------                                   -----


/s/ David T. Goss                        Vice Chairman of the Board and Director
-----------------------------            of AIG Capital Management Corp.
David T. Goss



  *                                      Director of AIG Capital
-----------------------------            Management Corp.
William N. Dooley



     *                                   Director of AIG Capital
-----------------------------            Management Corp.
Ronald A. Latz



     *                                   Director of AIG Capital
-----------------------------            Management Corp.
Helen Stefanis



/s/ Daniel K. Kingsbury                  Director and President of AIG Capital
-----------------------------            Management Corp.
Daniel K. Kingsbury



     *                                   Vice President and
------------------------------           Comptroller (principal
Neil Friedman                            financial and accounting officer)
                                         of AIG Capital Management Corp.


*By: /s/ Daniel K. Kingsbury
     -----------------------------
     Daniel K. Kingsbury
     As Attorney-in-Fact

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Co-registrant American International Group, Inc. has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, the State of New York on the 7th day of January, 1997.

                                    AMERICAN INTERNATIONAL GROUP, INC.


                                    By: /s/ Edward E. Matthews
                                        -----------------------------
                                        Edward E. Matthews
                                        Vice Chairman


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons, in the capacities indicated, on the 7th day of January, 1997.


    Signature                                         Title
    ---------                                         -----


     *                                 Chairman and Director
-----------------------------------    (Principal Executive
M.R. Greenberg                         Officer) of American International Group,
                                       Inc.



/s/ Edward E. Matthews                 Vice Chairman and Director of American
-----------------------------------    International Group, Inc.
Edward E. Matthews



     *                                 Executive Vice President
-----------------------------------    and Comptroller
Howard I. Smith                        (Principal Accounting and Financial
                                       Officer) of  American International
                                       Group, Inc.


     *                                 Director of American
-----------------------------------    International Group, Inc.
M. Bernard Aidinoff



     *                                 Director of American
-----------------------------------    International Group, Inc.
Lloyd M. Bentsen



                                       Director of American International Group,
-----------------------------------    Inc.
Pei-yuan Chia



  *                                    Director of American
-----------------------------------    International Group, Inc.
Marshall Cohen



     *                                 Director of American
-----------------------------------    International Group, Inc.
Barber B. Conable Jr.

  *                                    Director of American
---------------------------------      International Group, Inc.
Martin Feldstein



     *                                 Director of American
---------------------------------      International Group, Inc.
Leslie L. Gonda



                                       Director of American International Group,
---------------------------------      Inc.
Evan G. Greenberg



  *                                    Director of American
---------------------------------      International Group, Inc.
Carla A. Hills



  *                                    Director of American
---------------------------------      International Group, Inc.
Frank Hoenemeyer



  *                                    Director of American
---------------------------------      International Group, Inc.
Dean P. Phypers



     *                                 Director of American
---------------------------------      International Group, Inc.
John J. Roberts



     *                                 Director of American
---------------------------------      International Group, Inc.
Thomas R. Tizzio


                                       Director of American International
---------------------------------      Group, Inc.
Edmund S.W. Tse


*By: /s/ Edward E. Matthews
     ---------------------------
     Edward E. Matthews
     As Attorney-in-Fact

                                 EXHIBIT INDEX

   A complete list of exhibits is included in Part C, Item 24(b) of the Registration Statement. The following exhibits are filed herewith:


Exhibit
-------

(11) Consent of Independent Accountants.

(17)(a) Financial Data Schedule for AIG Children's World Fund - 2005.

(17)(b) Financial Data Schedule for AIG Retiree Fund - 2003.

(17)(c) Financial Data Schedule for First Global Equity Portfolio.